As filed with the Securities and Exchange Commission on May 1, 2023
File No. 333-114404; 811-21433
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Post-Effective Amendment No. 27
to the
FORM S-6
FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON
FORM N-8B-2
A. Exact name of trust: Talcott Resolution Life Insurance Company Separate Account Twelve
B. Name of depositor: Talcott Resolution Life Insurance Company
C. Complete address of depositor’s principal executive offices:
1 Griffin Road North
Windsor, CT 06095
D. Name and complete address of agent for service:
Edmund F. Murphy III
President & Chief Executive Officer
Empower Annuity Insurance Company of America
8515 E. Orchard Road
Greenwood Village, Colorado 80111
Copy to:
Stephen Roth, ESQ.
Eversheds Sutherland (USA) LLP
700 Sixth Street, NW., Suite 700
Washington, D.C. 20007-3980
It is proposed that this filing will become effective:
immediately upon filing pursuant to paragraph (b) of Rule 485
x	on May 1, 2023 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on pursuant to paragraph (a)(1) of Rule 485
this post-effective amendment designates a new effective date for a previously filed post- effective amendment.
E.
Title and amount of securities being registered: Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant will register an indefinite amount of securities.
F.
Proposed maximum aggregate offering price to the public of the securities being registered: Not yet determined.

Talcott Resolution Life Insurance Company
Group Variable Funding Agreements
Separate Account Twelve
Sub-Administered by Empower Annuity Insurance Company of America (formerly known as Great-West Life & Annuity Insurance Company)
This Prospectus describes information you should know before you purchase or become a Participant under a group variable funding agreement (the “Contract” or “Contracts”). Please read it carefully before you purchase or become a Participant under the Contract. We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Participant Account value and Settlement Option on a single or installment payment basis.
Talcott Resolution Life Insurance Company issues the Contracts for use as an investment vehicle for certain employee retirement or welfare benefit plans and certain other plans or programs.
You or Participants allocate your plan Contribution to “Sub-Accounts.” Sub-Accounts are subdivisions of our Separate Account that we establish to keep your Contract assets separate from our company assets. The Sub-Accounts purchase shares of underlying mutual funds (“Funds”) that have investment strategies ranging from conservative to aggressive. You choose the Sub-Accounts that meet your investment goals and risk tolerance. For more information on the underlying Funds see the section entitled “The Funds”.
The underlying Funds are retail mutual funds that are available to the public. Because your Contributions purchase Sub-Accounts, you do not invest directly in any of the underlying Funds.
You or Participants may also allocate some or all of your Contributions to the General Account option which pays interest at a rate that is guaranteed for a certain period of time. The General Account option has certain restrictions. The General Account option and these restrictions are not described in this Prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission (“SEC”). Amounts allocated to the General Account option are not segregated from our company assets like the assets of the Separate Account.
If you decide to become a Contract Owner or a Participant, you should keep this Prospectus for your records.
Although we file the Prospectus with the SEC, the SEC doesn’t approve or disapprove these securities or determine if the information in this Prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.
This Prospectus can also be obtained from the SEC’s website (http://www.sec.gov).
This Contract IS NOT:
♦A bank deposit or obligation
♦Federally insured
♦Endorsed by any bank or governmental agency
Prospectus Dated: May 1, 2023

Section	Page
Additional Materials	30
Performance Comparisons	30

DEFINITIONS
Accumulation Units: If you allocate your Contributions to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts.
Administrative Office: Our overnight mailing address is: 100 Bright Meadow Blvd., Enfield, CT 06082-1981. Our standard mailing address is: Empower Retirement, LLC, P.O. Box 1583, Hartford, Connecticut 06144-1583.
Annual Maintenance Fee: An annual charge we deduct from each Participant Account on a quarterly basis or on a full Surrender of a Participant Account. The charge is deducted proportionately from the Sub-Accounts and any General Account value in a Participant Account.
Benefit Payment: Amounts Surrendered by the Contract Owner to pay benefits to a Participant or beneficiary under the terms of the Plan. Amounts Surrendered for transfer to the funding vehicle of another investment provider or because of the termination of the Plan are not Benefit Payments.
Code: The Internal Revenue Code of 1986, as amended.
Contract Owner or you: The Employer or entity owning the Contract.
Contract Year: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.
Contributions: Amounts paid to us by the Contract Owner for investment in a Contract.
Employer: An employer maintaining a retirement or welfare benefit plan or similar plan or program for its employees.
General Account: Our General Account that consists of all of our company assets, including any money you have invested in the General Account option. The assets in the General Account are available to the creditors of Talcott Resolution.
Empower: Empower Annuity Insurance Company of America, which serves as sub-administrator of the Contracts and the Separate Account. You may contact Empower at 1-844-804-8989, Participantservices@empower.com, or at 8515 E. Orchard Road, Greenwood Village, CO 80111.
Empower Administrative Office: Overnight and Standard mailing address: Empower, 8515 E. Orchard Road, Greenwood Village, CO 80111.
Investment Choice: Any of the Sub-Accounts or the General Account option.
Participant (also, “you”): Any employee or former employee of an Employer or other individual with a Participant Account under a Contract.
Participant Account: An account under a Contract to which General Account values and Sub-Account Accumulation Units are allocated on behalf of a Participant.
Plan: An employee benefit plan or similar program that invests in a Contract.
Plan Related Expense: Amounts that you Surrender to pay certain administrative expenses or other Plan related expenses including, fees paid to consultants, auditors, third party administrators and other Plan services providers. Upon our request, you must provide us with reasonable documentation that a Surrender is a Plan Related Expense.
Premium Tax: The tax or amount of tax, if any, charged by a state, federal, or other governmental entity on Contributions or Contract values.
Separate Account: Separate Account Twelve of Talcott Resolution Life Insurance Company
Sub-Account Value: The value determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit value for that Sub-Account.
Surrender: Any withdrawal of Contract values.

Surrender Value: The amount we pay you if you terminate your Contract. The Surrender Value is equal to the Contract value minus any applicable charges.
Talcott Resolution, We, Us or Our: Talcott Resolution Life Insurance Company
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation
Day to the next.

FEE TABLES
The following tables describe the fees and expenses that you will pay when purchasing, owning and Surrendering the Contract.
This table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. Charges for state Premium Taxes may also be deducted when you make Contributions to the Contract or upon Surrender.
Contract Owner Transaction Expenses
Sales Charge Imposed on Purchases (as a percentage of Contributions)	None
Contingent Deferred Sales Charge (as a percentage of amounts Surrendered)(1)
During the First Contract Year	5%
During the Second Contract Year	4%
During the Third Contract Year	3%
During the Fourth Contract Year	2%
During the Fifth Contract Year	1%
During the Sixth Contract Year and after	0%
Installation Charge(2)	$1,000
This table describes the fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract or have a Participant Account under the Contract, not including fees and expenses of the underlying Funds.
Annual Maintenance Fee(3)	$30
Separate Account Annual Expenses (as a percentage of average daily Sub-Account Value)
Program and Administrative Charge	0.50%
Total Separate Account Annual Expenses	0.50%
This table shows the minimum and maximum Total Annual Fund Operating Expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract or have a Participant Account under the Contract. More details concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.70%	1.61%
The BlackRock LifePath® Dynamic Retirement Funds are referred to as “fund of funds,” and each diversifies its assets by investing in shares of several other underlying Funds (as described in the underlying Fund prospectus). In general, each Fund will indirectly bear a pro rata share of fees and expenses incurred by the underlying Funds in which the Fund is invested.
(1)
 The Contingent Deferred Sales Charge applies to amounts Surrendered during the first five Contract Years. We do not assess a Contingent Deferred Sales Charge on Benefit Payments or Plan Related Expenses.
(2)
 We may charge a one-time Installation Charge of up to $1,000 when you purchase your Contract. This charge is for establishing your initial Participant Accounts on our recordkeeping system. We currently waive the Installation Charge.
(3)
 We deduct this $30 annual maintenance fee from each Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full Surrender of a Participant Account. We deduct the fee proportionately from each Investment Choice in a Participant Account.
The next table shows the Total Annual Fund Operating Expenses for each underlying Fund as of its year end. Actual fees and expenses for the underlying Funds vary daily. As a result, the fees and expenses for any given day may be greater or less than the Total Annual Fund Operating Expenses listed below. More details concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund. The information presented, including any expense reimbursement arrangements, is based on publicly-available information and is qualified in its entirety by the then current prospectus for each underlying Fund. These expenses may vary from year to year.
Annual Fund Operating Expenses
As of the Fund’s Year End
(As a percentage of average daily net assets)
Underlying Fund:	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver
AB International Value Fund - Class A	0.750%	0.250%	0.61%	N/A	1.610%	0.360%	1.250%
American Century U.S. Government Money Market Fund - Class A	0.440%	0.250%	0.000%	N/A	0.700%	N/A	0.700%
American Funds The Growth Fund of America® - Class R3	0.260%	0.500%	0.190%	N/A	0.950%	N/A	0.950%
BlackRock LifePath® Dynamic 2030 Fund - Investor A Shares	0.350%	0.250%	0.30%	0.250%	1.100%	0.260%	0.840%
BlackRock LifePath® Dynamic 2040 Fund - Investor A Shares	0.350%	0.250%	0.300%	0.280%	1.130%	0.290%	0.840%
BlackRock LifePath® Dynamic Retirement Fund - Investor A Shares	0.350%	0.250%	0.300%	0.210%	1.060%	0.220%	0.840%
Calvert Equity Fund - Class A	0.550%	0.250%	0.110%	N/A	0.910%	N/A	0.910%
Goldman Sachs Mid Cap Value Fund - Class A	0.750%	0.250%	0.200%	N/A	1.200%	0.010%	1.190%
Hartford International Equity Fund - Class A	0.460%	0.250%	0.230%	N/A	0.940%	N/A	0.940%
Hotchkis and Wiley Large Cap Value Fund - Class A	0.700%	0.250%	0.230%	N/A	1.180%	N/A	1.180%
Invesco Comstock Fund - Class A	0.390%	0.250%	0.170%	N/A	0.800%	N/A	0.800%
Invesco Equity and Income Fund - Class A	0.350%	0.250%	0.180%	0.010%	0.790%	N/A	0.790%
Lord Abbett Value Opportunities Fund - Class A	0.730%	0.250%	0.170%	N/A	1.150%	N/A	1.150%
PIMCO Total Return Fund - Class A	0.550%	0.250%	N/A	N/A	0.800%	N/A	0.800%
Victory Diversified Stock Fund - Class A	0.650%	0.250%	0.170%	N/A	1.070%	N/A	1.070%
The Hartford Mutual Funds II, Inc.
The Hartford Growth Opportunities Fund - Class A	0.700%	0.250%	0.110%	N/A	1.060%	N/A	1.060%
The Hartford Small Cap Growth Fund - Class A	0.720%	0.250%	0.220%	N/A	1.190%	N/A	1.190%
The Hartford Mutual Funds, Inc.
Hartford Multi-Asset Income Fund - Class A	0.560%	0.250%	0.200%	N/A	1.010%	N/A	1.010%
The Hartford Capital Appreciation Fund - Class A	0.660%	0.250%	0.130%	N/A	1.040%	N/A	1.040%
The Hartford Dividend and Growth Fund - Class A	0.600%	0.250%	0.120%	N/A	0.970%	N/A	0.970%
The Hartford Healthcare Fund - Class A	0.840%	0.250%	0.150%	N/A	1.240%	N/A	1.240%
The Hartford International Opportunities Fund - Class A	0.650%	0.250%	0.170%	N/A	1.070%	N/A	1.070%
The Hartford Small Company Fund - Class A	0.790%	0.250%	0.190%	N/A	1.230%	N/A	1.230%

EXAMPLE
The Example below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable contracts. The Example reflects a deduction for any Contingent Deferred Sales Charge, Annual Maintenance Fee, maximum Separate Account Annual Expenses and the highest Total Annual Fund Operating Expenses of the underlying Funds. The Example does not reflect the deduction of any applicable Premium Taxes, income taxes or tax penalties you may be required to pay if you Surrender your Contract.
The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In the following Example table, Talcott Resolution assumes a Participant Account value of $100,000 to illustrate the charges that would be deducted. The Example assumes the Annual Maintenance Fee will always be deducted if the Contract or Participant Account is Surrendered. We change the Annual Maintenance Fee for a $100,000 Participant Account value into a percentage to more easily calculate the charges. The percentage we use is 0.30%.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the underlying funds. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	If you Surrender your Contract at the end of the applicable time period
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
0.50%	$6,832	$9,721	$12,588	$24,877

	If you do not Surrender your Contract
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
0.50%	$2,163	$6,732	$11,558	$24,847
CONDENSED FINANCIAL INFORMATION

When Contributions are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Contributions, minus any Premium Taxes, by the Accumulation Unit value for that day. For more information on how Accumulation Unit values are calculated see “How do I know what my Participant Account is worth?”.
Available Information
We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information contained in this Prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
You may also obtain reports and other information about us by contacting our administrator using the information contained in this Prospectus, by visiting its website at www.massmutual.com/govnp.

SUMMARY
What are the Contracts?
The Contracts are group variable funding agreements. They are issued for use as an investment vehicle for:
•certain employee retirement or welfare benefit plans,
•plans or programs of governmental entities,
•the activities of certain organizations exempt from tax under section 501(c) of the Code, or
•programs of certain institutions with assets in excess of 25 million dollars.
We no longer sell the Contract. However, we continue to administer the Contract and we continue to accept Contributions to existing Contracts.
What type of sales charge will I pay?
You don’t pay a sales charge at the time Contributions are made to the Contract. We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender the Contract. The Contingent Deferred Sales Charge depends on the amount you choose to Surrender and the number of Contract Years that have been completed before the Surrender.
The percentage used to calculate the Contingent Deferred Sales Charge is equal to:
Contract Years	Contingent Deferred Sales Charge as a Percent of Amount Surrendered
During the First Contract Year	5%
During the Second Contract Year	4%
During the Third Contract Year	3%
During the Fourth Contract Year	2%
During the Fifth Contract Year	1%
During the Sixth Contract Year and after	0%
You won’t be charged a Contingent Deferred Sales Charge on:
✓Benefit Payments
✓Plan Related Expenses
Is there an Installation Charge?
Your Contract allows us to charge a one-time Installation Charge of up to $1,000 at the time we establish the initial Participant Accounts for your Contract on our recordkeeping system. We currently waive the Installation Charge.
Is there an Annual Maintenance Fee?
We deduct this $30 annual maintenance fee from each Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full Surrender of a Participant Account.
What charges will I pay on an annual basis?
In addition to the Annual Maintenance Fee, you pay the following charges each year:
•Program and Administrative Charge  —  For providing administrative services, we deduct a daily charge at an annual rate of 0.50% against all Contract values in the Sub-Accounts.
•Annual Fund Operating Expenses  —  These are charges for the Funds. See the Annual Fund Operating Expenses table for more complete information and the underlying Fund’s prospectuses.

Is there a deduction for Premium Taxes?
We currently do not deduct for the payment of any Premium Taxes levied against us by a state or other government entity. We reserve the right to deduct Premium Taxes imposed on us and required by a state or other government entity. Premium Tax rates vary by state or municipality and currently ranges from 0% – 3.5%.
Can I withdraw money from the Contract?
The Contract Owner can withdraw all or part of the amounts invested under the Contract at any time. We call withdrawals from the Contract “Surrenders”.
✓You may have to pay a Contingent Deferred Sales Charge if the Surrender is not a Benefit Payment or for a Plan Related Expense.
✓We pay Surrenders under the available Settlement Options.
What are the available Settlement Options?
We call the available forms of payment in which you can take a Surrender “Settlement Options”. We will pay Surrenders according to the Settlement Option that you choose. The following Settlement Options are available:
•Payment in a single sum.
•Installment payments for a designated period. The frequency of payments and the length of the designated period are determined by mutual agreement between you and us.
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company (formerly named Hartford Life Insurance Company) is a stock life insurance company. It is authorized to do business in all states of the United States and the District of Columbia. Talcott Resolution was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Its executive offices are located at 1 Griffin Road North, Windsor, CT 06095. Effective September 1, 2023, Talcott’s executive offices will be located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (“Great-West”) further to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity Insurance Company of America (“Empower”).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
On June 30, 2021, pursuant to the Agreement and Plan of Merger dated as of January 18, 2021, by and among Sutton Holdings Investments, Ltd. (“Buyer”), Sutton Holdings Merger Sub, L.P., Hopmeadow Holdings, LP (“HHLP”) and Hopmeadow Holdings GP LLC, the owners of HHLP sold all of the issued and outstanding equity interests in HHLP, a parent of Talcott Resolution Life Insurance Company, to Buyer, an affiliate of Sixth Street, a global investment firm. Talcott Resolution is ultimately controlled by A. Michael Muscolino and Alan Waxman.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.

THE SEPARATE ACCOUNT
We set aside and invest assets of some of our annuity contracts, including this Contract in the Separate Account. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or Talcott Resolution. The Separate Account meets the definition of “separate account” under federal securities law. The Separate Account holds only assets for variable funding agreements. The Separate Account:
•Holds assets for the benefit of Contract Owners, and the persons entitled to the payments described in the Contract.
•Is not subject to the liabilities arising out of any other business Talcott Resolution may conduct. The General Account is subject to the Company’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.
•Is not affected by the rate of return of Talcott Resolution’s General Account or by the investment performance of any of Talcott Resolution’s other separate accounts.
•May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other contracts offered by the Separate Account which are not described in this Prospectus.
•Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.
We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Participant Account will equal the total of the Contributions made to your Participant Account.
Separate Account was established on September 15, 2003.
THE FUNDS
The Separate Account is divided into “Sub-Accounts.” Each Sub-Account invests in an underlying Fund. You choose the Funds that fit your investment goals and risk tolerance. Each Fund has its own investment objective, so each Fund is subject to different risks and expenses. For more information about the Underlying Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://plan.empower-retirement.com/plancloudws/fundprospectus. You can also request this information at no cost by calling (844) 804-8989 or sending an email request to Participantservices@empower-retirement.com. Before investing, you should carefully read each underlying Fund’s prospectus along with this Prospectus.
We do not guarantee the investment results of any of the underlying Funds. The Funds may not be available in all states or in all Contracts.
The Funds are retail mutual funds that are also available directly to the public without a Separate Account. If you were to purchase these Funds directly from a broker or mutual fund company, you would not incur the expenses of the Separate Account.
Sub-Account	Investment Objective Summary	Investment Adviser/Sub-Adviser
RETAIL MUTUAL FUNDS:
AB International Value Fund — Class A	Long-term growth of capital.	AllianceBernstein, L.P.
American Century U.S. Government Money Market Fund — Class A†	Seeks current income while maintaining liquidity and preserving capital.	American Century Investment Management, Inc.
American Funds The Growth Fund of America® — Class R3	Seeks to provide growth of capital.	Capital Research and Management Company
Closed to Contracts issued on or about 5/11/2007.

Sub-Account	Investment Objective Summary	Investment Adviser/Sub-Adviser
BlackRock LifePath® Dynamic 2030 Fund — Investor A Shares
Seeks to provide for retirement
outcomes based on quantitatively
measured risk. The Fund will be
broadly diversified across global
asset classes, with asset
allocations becoming more
conservative over time.
BlackRock Fund Advisors
BlackRock LifePath® Dynamic 2040 Fund — Investor A Shares
Seeks to provide for retirement
outcomes based on quantitatively
measured risk. The Fund will be
broadly diversified across global
asset classes, with asset
allocations becoming more
conservative over time.
BlackRock Fund Advisors
BlackRock LifePath® Dynamic Retirement Fund — Investor A Shares
Seeks to provide for retirement
outcomes based on quantitatively
measured risk. The Fund will be
broadly diversified across global
asset classes, with asset
allocations becoming more
conservative over time.
BlackRock Fund Advisors
Calvert Equity Fund — Class A	Seeks growth of capital through investment in stocks believed to offer opportunities for potential capital appreciation.	Calvert Research and Management Sub-advised by Atlanta Capital Management Company, LLC.
Goldman Sachs Mid Cap Value Fund — Class A	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
Hotchkis and Wiley Large Cap Value Fund — Class A	Current income and long-term growth of income, as well as capital appreciation.	Hotchkis and Wiley Capital Management, LLC
Invesco Comstock Fund — Class A	Seeks total return through growth of capital and current income.	Invesco Advisers, Inc.
Invesco Equity and Income Fund — Class A	Seeks current income and secondly capital appreciation.	Invesco Advisers, Inc.
Lord Abbett Value Opportunities Fund — Class A	Seeks long-term capital appreciation.	Lord, Abbett & Co. LLC
PIMCO Total Return Fund — Class A	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
Victory Diversified Stock Fund — Class A	Provide long-term growth of capital.	Victory Capital Management Inc.
The Hartford Mutual Funds II, Inc.
The Hartford Growth Opportunities Fund — Class A	Seeks capital appreciation.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.

Sub-Account	Investment Objective Summary	Investment Adviser/Sub-Adviser
The Hartford Small Cap Growth Fund — Class A	Seeks long-term capital appreciation.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
The Hartford Mutual Funds, Inc.
Hartford International Equity Fund – Class A	Seeks long-term capital appreciation.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
The Hartford Capital Appreciation Fund — Class A	Seeks growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
The Hartford Dividend and Growth Fund — Class A	Seeks a high level of current income consistent with growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
The Hartford Healthcare Fund — Class A	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Closed to Contracts issued on or about 5/1/2006.
The Hartford International Opportunities Fund — Class A	Seeks long-term growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
Hartford Multi-Asset Income Fund — Class A	Seeks to provide a high level of current income consistent with growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.
The Hartford Small Company Fund — Class A	Seeks growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Effective 5/1/2019, the underlying Fund is not available as a new Sub-Account for existing Contracts.

Notes
†
 In a low interest rate environment, yields for money market Sub-Accounts, after deduction of Contract charges, may be negative even though the underlying Fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Participant Account value to a money market Sub-Account or participate in an Asset Allocation Program where Participant Account value is allocated to a money market Sub-Account, that portion of the value of your Participant Account value may decrease in value.
Voting Rights: We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund’s shareholder meetings. To the extent required by federal securities laws or regulations, we will:
•Notify the Contract Owner of any Fund shareholders’ meeting if the shares held for the Contract may be voted;
•Send proxy materials and a form of instructions to the Contract Owner that may be used to tell us how to vote the Fund shares held for the Contract;
•Arrange for the handling and tallying of proxies received from Contract Owners;
•Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner; and
•Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.
Voting all Fund shares for which no voting instructions are received in the same proportion as shares for which voting instructions have been received may result in a small number of Contract Owners determining the outcome of a proposal subject to a shareholder vote.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. Contract Owners may attend any shareholder meeting at which shares held for their Contract may be voted.
Substitutions, Additions, or Deletions of Funds  —  We may, subject to any applicable law, make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Contributions or transfers from existing Sub-Accounts.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the “1940 Act”), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments Received by Talcott Resolution from the Fund Families: On January 1, 2013, Talcott Resolution entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to reinsure the obligations of Talcott Resolution under the Contracts and to provide all of the administrative services necessary to support the Contracts. On December 31, 2020, MassMutual entered into a reinsurance agreement with Great-West Life & Annuity Insurance Company (“Great-West”), now known as Empower Annuity Insurance Company of America (“Empower”), to further reinsure the obligations of Talcott Resolution under the Contracts and to provide all of the administrative services necessary to support the Contracts. In this role, MassMutual receives all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution. MassMutual also entered into an administrative services agreement and subcontract services agreement for Empower to provide all of the administrative services necessary to support the Contracts. Under these arrangements, Empower now receives through MassMutual all charges, fees, payments and compensation, described in this Prospectus as payable to Talcott Resolution. Empower expects to make a profit on the amount of the fees and payments. The Contracts are no longer available for sale. The MassMutual affiliate formerly responsible for the marketing and selling of the Contracts continues to pay sales commissions and other compensation to financial intermediaries for sales and marketing activities related to the Contracts.
We want you to know that Talcott Resolution receives substantial fees and payments with respect to the underlying Funds that are offered as Sub-Accounts to your plan through the Contract. These types of fees and payments are sometimes called “revenue sharing” payments. We consider these fees and payments, among a number of other factors, when deciding to include a fund to the menu of Funds that we offer through the Contract. All of the underlying Funds on the overall menu make payments to Talcott Resolution or an affiliate. We receive these fees and payments under agreements between Talcott Resolution and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds in amounts up to 0.65% of assets invested in a Fund. These fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation.
We also want you to understand that not all fund families pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of the fees and payments received by Talcott Resolution varies by Fund and Talcott Resolution may receive greater or less fees and payments depending on which variable investment options your plan selects.
For Example:
As one of its selected investment options in its Contract, the Any Company Retirement Plan maintains an average balance of $100,000 in an investment option investing in shares of a hypothetical mutual fund during the year. If the Fund’s principal underwriter pays Talcott Resolution a Rule 12b-1 fee at a rate of 0.50% of assets annually, and the Fund’s transfer agent pays Talcott Resolution an administrative service fee at a rate of 0.25% of assets annually, Talcott Resolution would receive $500 in 12b-1 fees and $250 in administrative service fees, for a total of $750 for that year due to the plan’s investment in the Fund.
If the plan maintained an average balance of $100,000 in an investment option investing in a different fund during the year where that Fund’s principal underwriter pays Talcott Resolution a Rule 12b-1 fee at a rate of 0.25% of assets annually, and the Fund’s transfer agent pays Talcott Resolution an administrative services fee at a rate of $12 per plan Participant Account invested in the investment option investing in the Fund, and there are 20 participants with an account balance invested in that investment option, Talcott Resolution would receive $250 in 12b-1 fees and $240 in administrative service fees, for a total of $490 for that year due to the plan’s investment in the Fund.
You should also know that the principal underwriters of certain funds have chosen to offer for sale, and Talcott Resolution has selected fund share classes with asset based sales charges and/or service fees that may or may not be higher than other available share classes of the same fund. As a result of any higher asset based fees and charges paid by investors in such share classes, the amount of fees and payments that might otherwise need to be paid by such fund principal underwriters or their affiliates to Talcott Resolution would decrease.
Some of the Sub-Accounts available in the Contract invest in funds that are part of MassMutual’s affiliated family of funds. In addition to any fees and payments Talcott Resolution and MassMutual may receive with respect to those funds, one or more of MassMutual’s affiliates receives compensation from the Funds, including among other things a management fee and 12b-1 fees from the Funds.
For information on which underlying Funds pay Talcott Resolution such fees and at what level, please visit our website at www.massmutual.com/govnp or call 1-800-528-9009. Written information will be provided upon request.
Endorsement/Sponsorship Fees Paid By Talcott Resolution: Empower, as sub-administrator for the Talcott Resolution Contracts, has entered into endorsement/sponsorship arrangements with the National Association of Police Organizations (NAPO), Fraternal Order of Police (FOP), and National Association of Government Defined Contribution Administrators (NAGDCA). Under the arrangements, Empower pays endorsement/sponsorship fees to NAPO, FOP and NAGDCA, which allows Empower to advertise its retirement products and services to their member organizations and individuals.
For additional information on the amount of fees and payments made by Empower, as sub-administrator for the Talcott Resolution Contracts, please call 1-844-804-8989. Written information will be provided upon request.

GENERAL ACCOUNT OPTION
Important information you should know: The portion of the Contract relating to the General Account option is not registered under the Securities Act of 1933 (“1933 Act”) and the General Account option is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Neither the General Account option nor any interest in the General Account option is subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the General Account option.
The General Account option is part of our General Account that includes our company assets. Contributions and Contract values allocated to the General Account are available to our general creditors.
Declared Rate of Interest: We credit interest on Contributions made to the General Account at a rate we declare for any period of time that we determine. We may change the declared interest rate from time to time at our discretion.
Guaranteed Rate of Interest: We guarantee a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.
Surrenders and Transfers: We generally process Surrenders and transfers from the General Account option within a reasonable period of time after we receive a Surrender request at our Empower Administrative Office. However, under certain conditions, transfers from the General Account option may be limited or deferred. Surrenders may be subject to a market value adjustment and may be deferred.
The General Account is subject to Talcott Resolution’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.
Contract Charges
Contingent Deferred Sales Charge
The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including:
•the cost of preparing sales literature,
•commissions and other compensation paid to broker-dealers and their registered representatives, and
•other promotional and distribution related activities.
If the Contingent Deferred Sales Charge is not sufficient to cover sales and distribution expenses, we pay those expenses from our general assets, including surplus. Surplus might include profits resulting from the Program and Administrative Charge.
We do not deduct a sales charge at the time Contributions are made to the Contract. We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and the number of Contract Years that have been completed before the Surrender. We do not assess a Contingent Deferred Sales Charge after the fifth Contract Year.

The percentage used to calculate the Contingent Deferred Sales Charge is equal to:
Contract Years	Contingent Deferred Sales Charge as a Percent of Amount Surrendered
During the First Contract Year	5%
During the Second Contract Year	4%
During the Third Contract Year	3%
During the Fourth Contract Year	2%
During the Fifth Contract Year	1%
During the Sixth Contract Year and after	0%
The following Surrenders are NOT subject to a Contingent Deferred Sales Charge:
•Benefit Payments  —  We do not assess a Contingent Deferred Sales Charge on amounts that you Surrender from the Contract to pay benefits to a Participant or a beneficiary under the terms of your plan. We call these amounts “Benefit Payments”. Amounts Surrendered for transfer to the funding vehicle of another investment provider or Surrendered because of the termination of your plan are not Benefit Payments. Upon our request, you must provide documentation acceptable to us that a Surrender is a Benefit Payment.
•Plan Related Expenses  —  We do not assess a Contingent Deferred Sales Charge on amounts that you Surrender from the Contract to pay certain administrative expenses or other Plan related expenses including, fees to consultants, auditors, third party administrators and other Plan service providers. We call these amounts “Plan Related Expenses.” Upon our request, you must provide us with reasonable documentation that a Surrender is a Plan Related Expense.
We will allocate the deduction of the Contingent Deferred Sales Charge among all Participant Accounts on a pro-rata basis unless the Contract Owner elects a different allocation of the deduction for the Contingent Deferred Sales Charge.
Installation Charge
Your Contract allows us to charge a one-time Installation Charge of up to $1,000 at the time we establish the initial Participant Accounts for your Contract on our recordkeeping system. The Installation Charge is to help cover our costs of reconciling your plan’s Participant records with your investment allocation instructions. We currently waive the Installation Charge.
Annual Maintenance Fee
The Annual Maintenance Fee is an annual $30 fee that we deduct from each Participant Account on a quarterly basis. The fee compensates us for our administrative services related to maintaining the Contract and the Participant Accounts. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full Surrender of a Participant Account. We deduct the fee proportionately from each Investment Choice in a Participant Account.
Program and Administrative Charge: For providing administrative services, we deduct a daily charge at an annual rate of 0.50% against all Contract values in the Sub-Accounts. This charge continues for the life of the Contract.
When you purchase the Contract, you choose one of the following two methods that the Program and Administrative Charge is deducted under the Contract:
Method One: The Program and Administrative Charge is deducted daily. It is assessed as a percentage of the net asset value of each Fund when Accumulation Unit or Annuity Unit values are determined each day.
Method Two: The Program and Administrative Charge is deducted each calendar quarter. It is assessed as a percentage of the average daily assets of the Sub-Accounts during the calendar quarter. The charge is deducted from Participant Accounts by redeeming the Accumulation Units in proportion to the amount of the charge.
We provide various administrative support services for plans. These services include recordkeeping, statements of account, internet and automated voice response account access, and participant educational materials. The Program and Administrative Charge compensates us for providing administrative services under the Contracts.

If the Program and Administrative Charge under a Contract is insufficient to cover actual costs incurred by us, we will bear the loss. If the Program and Administrative Charge exceeds these costs, we will keep the excess as profit. We may use these profits, as well as any revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the Program and Administrative Charge.
Premium Taxes
We reserve the right to deduct a charge for Premium Tax imposed on Us by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed on the Annuity Commencement Date. We will pay Premium Taxes at the time imposed under applicable law. At Our sole discretion, We may deduct Premium Taxes at the time We pay such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time a Participant annuitizes.
Charges Against the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees and operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the underlying Funds’ prospectuses.
Plan Related Expenses
The Contract Owner may direct us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan related expenses including, but not limited to, fees to consultants, auditors, counsel, Talcott Resolution and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner.
THE CONTRACTS
The Contracts Offered
The Contracts are group variable funding agreements. They are issued for use as an investment vehicle for:
•certain employee retirement or welfare benefit plans,
•plans or programs of governmental entities,
•the activities of certain organizations exempt from tax under section 501(c) of the Code, or
•programs of certain institutions with assets in excess of 25 million dollars.
The Contracts invest in publicly available Funds through the Separate Account. The Contracts provide no additional tax benefits and do not provide tax deferral with respect to any earnings of the underlying Funds.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the U.S. Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your Participant Account being considered abandoned property under state law (unless preempted by ERISA), and remitted to the applicable state.
Pricing and Crediting of Contributions
Empower will credit initial Contributions to a Participant Account within two Valuation Days of our receipt of a properly completed application or an order request and the initial Contribution at Empower’s Administrative Office.
If the application or other information accompanying the initial Contribution is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Contribution and explain why it could not be processed or keep the Contribution if you authorize us to keep it until the necessary information is provided.
Subsequent Contributions to a Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions to a Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.
May I make changes in the amounts of my Contribution?
Yes. If the plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions in multiples of 1% among the Sub-Accounts. The minimum amount that may be allocated to any Sub-Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by us.
Can you transfer from one Sub-Account to another?
During those phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Registered Representative. Any oral communication should be re-confirmed in writing.
What Happens When you Request a Sub-Account Transfer?
Many Participants request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Participants allocate Contributions to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Participants’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Participants’ “transfer-in” requests.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Sub-Account for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund within our accounts rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Participants to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one

Valuation Day as one “Sub-Account transfer”, however, you cannot transfer the same Participant Account value more than once a Valuation Day.
For Example:
•If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.
•If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.
•However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a money market fund Sub-Account and you transfer all $10,000 into a stock fund Sub-Account, on that same day you could not then transfer the $10,000 out of the stock fund Sub-Account into another Sub-Account.
Second, you are allowed to submit a total of 20 Sub-Account transfers each Calendar Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We may aggregate a Contract Owner’s Contracts or a Participant’s Participant Account s for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation program. Reallocations made based on an underlying Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase or become a Participant under this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Fund Trading Policies
Generally, you are subject to the underlying Fund's trading policies, if any. We are obligated to provide, at the underlying Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that underlying Fund’s trading policy.
We are obligated to follow each underlying Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into an underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an underlying Fund’s trading policy. Please refer to each underlying Fund’s prospectus for more information. transactions that cannot be processed because of the underlying Fund's trading policies will be considered not in good order.
In certain circumstances, the underlying Fund's trading policies do not apply or may be limited. For instance:
•Certain types of financial intermediaries may not be required to provide us with shareholder information.
•“Excepted funds” such as money market funds and any underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an underlying Fund treats as a single investor.
•An underlying Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals, surrenders, or retirement plan contributions.
Possibility of Undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading activities. For instance,
•Since we net all the purchases and redemptions for a particular underlying Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of underlying Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.
•These policies apply only to individuals and entities that own or are Participants under this Contract. However, the underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.
•In some cases, we are unable to count the number of Sub-Account transfers requested by Participants or enforce the Transfer Rule because we do not keep Participant Account records for a Contract. In those cases, the Participant Account records and Participant Sub-Account transfer information are kept by the Contract Owner or its third party service provider. These Contract Owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.
How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower annuity payouts for your payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

General Account Option Transfers
You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:
•Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, are prohibited.
•Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, are prohibited.
In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account if the amount of any transfer or Surrender from the General Account option, when added to the sum of all transfers and Surrenders from the General Account during the preceding twelve months exceeds 12% of the General Account values twelve months earlier.
These restrictions apply to all transfers from the General Account Option, including all systematic transfers.
As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
Telephone and Internet Transfers
Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
Telephone or internet transfer requests may be cancelled via the internet or by calling us before the end of the Valuation Day you made the transfer request.
We, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners and Participants provide certain identifying information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Obtain a Copy of Your Credit Report
You may obtain a free copy of your credit report from each of the three major credit reporting agencies once every 12 months by visiting www.annualcreditreport.com, calling toll-free 877-322-8228, or by completing an Annual Credit Report Request Form (found on the website) and mailing it to Annual Credit Report Request Service, P.O. Box 105281, Atlanta, GA 30348.
Or you can elect to purchase a copy of your credit report by contacting one of the three national credit reporting agencies. Contact information for the three national credit reporting agencies is provided below:
Equifax (800) 685-1111 www.equifax.com P.O. Box 740241 Atlanta, GA 30374	Experian (888) 397-3742 www.experian.com P.O. Box 2002 Allen, TX 75013	Transunion (800) 888-4213 www.transunion.com P.O. Box 1000 Chester, PA 19016

Additional Free Resources on Identity Theft
You may wish to review the tips provided by the FTC on how to avoid identity theft. For more information, please visit www.consumer.ftc.gov/topics/privacy-identity or call 1-877-ID THEFT (877-438-4338).
Cyber Security and Disruptions to Business Operations
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because Our variable product business is highly dependent upon the effective operation of Our computer systems and those of Our business partners, Our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting Us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect Us and your interest in the Contract. For instance, system failures and cyber-attacks may interfere with Our processing of Contract transactions, including the processing of orders from Our website or with the Underlying Funds, impact Our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject Us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There may also be an increased risk of cyber-attacks during periods of geopolitical or military conflict (such as Russia's invasion of Ukraine and the resulting response by the United States and other countries). There can be no assurance that We or the Underlying Funds or Our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect Our ability to administer the Contracts. Natural and man-made disasters, such as the recent spread of COVID-19, may require a significant contingent of Our employees to work from remote locations. During these periods, we could experience decreased productivity, and a significant number of Our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair Our ability to operate effectively by preventing the workforce from working remotely and impair Our ability to process Contract-related transactions or to calculate Contract values.
The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.
How do I know what a Participant Account is worth?
The Participant Account value reflects the sum of the amounts under the Participant Account allocated to the General Account option and the Sub-Accounts.
There are two things that affect the Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of a Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.
Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under a Participant Account, the more Accumulation Units will be reflected under the Participant Account. The number of Accumulation Units in a Sub-Account will be decreased under a Participant Account by Surrenders or transfers of money out of a Sub-Account.
To determine the current Accumulation Unit value, we take the prior Valuation Day’s Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Contract Owner chooses one of the following two methods to calculate the Net Investment Factor at the time the Contract Owner purchases the Contract. The value of the Contract will be the same, regardless of the method chosen.
Method One
The Net Investment Factor for each Sub-Account equals:
•the net asset value per share plus applicable distributions per share of the corresponding Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Fund at the end of the prior Valuation Day; mulitiplied by
•the daily expense factor for the program and administrative charge and any other applicable charges, adjusted for the number of days in the period.
Method Two (NOT AVAILABLE TO CONTRACTS ISSUED IN NEW YORK)
The Net Investment Factor for each Sub-Account equals:
•the net asset value per share plus applicable distributions per share of the corresponding Fund at the end of the current Valuation Day; divided by
•the net asset value per share of the corresponding Fund at the end of the prior Valuation Day.
Under Method Two, the value of any applicable Fund distributions per share creates additional Accumulation Units. We deduct the Program and Administrative Charge from Participant Accounts each calendar quarter by redeeming Accumulation Units in proportion to the amount of the charge.
We will send Participants a statement for each calendar quarter, that tells how many Accumulation Units they have, their value and their total Participant Account value. Participants can also call 1-800-528-9009 to obtain their Participant Account value or, where available, may access their account information through our website at www.massmutual.com/govnp.
How are the underlying Fund shares valued?
The shares of the Fund are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the underlying Funds’ prospectus.
SURRENDERS
Full Surrenders
If you request a full Surrender of your Contract, we will pay you the Surrender Value. The Surrender Value is the Contract value minus any applicable Premium Taxes, Annual Maintenance Fees, and Contingent Deferred Sales Charges. The Surrender Value may be more or less than the amount of the Contributions made to the Contract.
Partial Surrenders
You may request a partial Surrender of Contract values at any time before you terminate your Contract. We will deduct any applicable Annual Maintenance Fee from Participant Accounts and we will deduct any applicable Contingent Deferred Sales Charges. You can ask us to deduct the Contingent Deferred Sales Charge from the amount you are Surrendering or from the remaining Contract value. If we deduct the Contingent Deferred Sales Charge from your remaining Contract value, that amount will also be subject to a Contingent Deferred Sales Charge.
Settlement Options
We call the available forms of payment in which you can take a Surrender “Settlement Options”. We will pay Surrenders according to the Settlement Option that you choose. The following Settlement Options are available:

•Payment in a single lump sum.
•Installment payments for a designated period. The frequency of payments and the length of the designated period are determined by mutual agreement between you and us.
How do I request a Surrender?
The Contract Owner or its designee may submit requests for Surrenders. Requests for full Surrenders must be in writing. Requests for partial Surrenders must be in writing or by electronic file in a format agreed to by us.
We pay Surrenders of amounts in the Sub-Accounts within seven days of receiving your request with complete instructions. However, we may postpone payment of Surrenders invested in the Sub-Accounts whenever (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation.
We pay the portion of your Surrender Value invested in the General Account option according to the termination provisions in your Contract.
Partial Surrenders from the General Account option may be subject to certain restrictions described in your Contract.
FEDERAL TAX CONSIDERATIONS
What are some of the federal tax consequences that affect these contracts?
A. General
Since the federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.
Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted and may apply to this contract. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. Nor do we discuss the tax treatment of distributions from or benefits paid by the plans and organizations that may invest in this contract. For detailed tax information, a prospective purchaser should consult with a qualified tax adviser familiar with its situation.
B. Talcott Resolution and the Separate Account
The Separate Account is taxed as part of Talcott Resolution, which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. The Sub-Accounts among which the Contract Owner may allocate its Contract Contributions are retail mutual funds that also are directly available to the public without a Separate Account. The Internal Revenue Service (IRS) has consistently ruled that, for federal income tax purposes, a variable contract owner will be treated as the owner of the mutual funds shares when the mutual funds used for sub-accounts for the variable contract are publicly available. See, e.g., Rev. Rul. 2003-91, 2003-33 I.R.B. 347. The U.S. Tax Court followed the IRS position and held that a variable contract owner would be treated for federal tax purposes as the owner of the separate account assets. (Webber v. Commissioner, 14 Tax Court No. 17, June 30, 2015). As a result, even though investment income and any realized capital gains on the assets held in the Separate Account may be reinvested automatically, such investment income and capital gain income may be taxable directly to the Contract Owner. A prospective purchaser should consult with a qualified tax adviser familiar with its situation.
C. Contract Purchases by Foreign Entities
Purchasers that are not U.S. residents or entities engaged in a trade or business in the United States generally will be subject to U.S. federal income tax and withholding on U.S. source taxable distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Talcott Resolution. In addition, purchasers may be subject to applicable U.S. state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a contract purchase.

MORE INFORMATION
Can a Contract be modified?
Subject to any federal and state regulatory restrictions, we may modify the Contracts at any time by written agreement between the Contract Owner and us.
On or after the fifth anniversary of any contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the minimum guaranteed interest rate which is applicable at the effective date of a contract, will continue to be applicable.
We may modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which we are subject; or (ii) is necessary to assure continued qualification of the Contract under federal or state laws relating to the Contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification we will provide notice to the Contract Owner. Talcott Resolution may also make appropriate endorsement in the Contract to reflect such modification.
Can Talcott Resolution waive any rights under a Contract?
We may, at our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, we are not waiving it. We may decide to exercise a right or a reservation that we previously did not exercise.
How Contracts Are Sold
The Contracts are no longer offered for sale. MML Distributors LLC (“MMLD”) is the principal underwriter of the Contracts. MMLD is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts. MMLD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
MMLD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. The Contracts are sold by individuals who have been appointed by us as insurance agents and who are registered representatives of Financial Intermediaries (“Registered Representatives”).
We list below types of arrangements that help to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments made to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employ individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract value.
Commissions
Up front commissions paid to Financial Intermediaries generally range from 0% to up to 7% of each Contribution you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract value. MMLD pays different commissions based on the Contract variation that you buy.
Commission arrangements vary from one Financial Intermediary to another. We and MMLD are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.

Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and MMLD and its affiliates based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA and Financial Intermediary rules, MMLD and its affiliates also make additional payments to Financial Intermediaries (who may or may not be affiliated with us) to encourage the sale of this Contract and other contracts that we issue to retirement programs that we or our affiliates offer (“Additional Payments”). Additional Payments are generally based on average net assets (or aged assets) of the contracts or programs attributable to a particular Financial Intermediary, on sales of the contracts or programs attributable to a particular Financial Intermediary, and/or sales expenses. Additional Payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others.
Additional Payments may be used for various purposes, and may take various forms, such as:
•Payments for access to Registered Representatives and/or Financial Intermediaries, such as through one-on-one wholesaler visits or attendance at national sales meetings or similar events.
•Payments for inclusion of our products on a Financial Intermediary’s “preferred list”; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting our products and services.
•Payments for various marketing expenses such as joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; and expenses of generating clients.
•Payment and support to underlying Fund companies including Fund related wholesaler support, training and marketing activities for certain Funds, and providing sales activity reports.
•Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services (including sub-accounting) sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
•“Due diligence” payments for a Financial Intermediary’s examination of a product; payments for educational training, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
•Occasional meals and entertainment, tickets to sporting events and other gifts.
As of December 31, 2022, MMLD and its affiliates had contractual arrangements to make Additional Payments to the following Financial Intermediaries for the Contracts and other group annuity contracts and funding agreements we issue in connection with retirement plans, as well as other group retirement programs:
Amerprise Financial Services, Inc., Commonwealth Financial Network, GRP Advisor Alliance, LPL Financial LLC, Resources Investment Advisors, LLC, and Retirement Plan Advisory Group .
Inclusion on this list does not imply that these arrangements necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Financial Intermediary is or should be included in any such listing.
For the fiscal year ended December 31, 2022, Additional Payments for the Contracts and other group annuity contracts and funding agreements issued in connection with retirement plans, as well as other group retirement programs that we or our affiliates offer, did not in the aggregate exceed approximately $580 thousand.

Who is the custodian of the Separate Account’s assets?
Talcott Resolution is the custodian of the Separate Account's assets.
Are there any material legal proceedings affecting the Separate Accounts?
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
How may I get additional information?
Inquiries will be answered by calling 1-844-804-8989 or your sales representative or by writing to:
Empower Retirement, LLC
8515 E. Orchard Rd.,
Greenwood Village, CO 80111.
You can also send inquiries to us electronically via the internet through our website at www.massmutual.com/govnp.
GENERAL INFORMATION
Safekeeping of Assets
Talcott Resolution holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Talcott Resolution’s general corporate assets. Records are maintained of all purchases and redemptions of the underlying Fund shares held in each of the Sub-Accounts.
Experts
The consolidated financial statements and the related financial statement schedules of Talcott Resolution Life Insurance Company as of December 31, 2022 and 2021 (Successor Company), and for the year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), and for the year ended December 31, 2020 (Predecessor Company), included in this registration statement, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements and financial statement schedules are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
The financial statements and financial highlights for the year ended December 31, 2022 of each of the Sub-accounts of Talcott Resolution Life Insurance Company Separate Account Twelve have been included in this registration statement in reliance upon the report of Deloitte & Touche LLP, an independent registered public accounting firm, and in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Talcott Resolution Life Insurance Company Separate Account Twelve’s independent registered public accounting firm.

The financial statements of Talcott Resolution Life Insurance Company Separate Account Twelve as of December 31, 2021 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended have been incorporated herein by reference in this registration statement in reliance upon the report of KPMG LLP, an independent registered public accounting firm, also incorporated herein by reference, and upon the authority of said firm as experts in accounting and auditing. The principal business address of KPMG LLP is Two Financial Center, 60 South Street, Boston, MA 02111.

Non-Participating
The Contract is non-participating and we pay no dividends.
Principal Underwriter
Effective January 31, 2013, we have entered into a distribution agreement with MML Distributors, LLC (“MMLD”) under which MMLD serves as Principal Underwriter for the Contracts, which are offered on a continuous basis. MMLD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). MMLD is an affiliate of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts. The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
MMLD may, by written notice to us, require that we pay MMLD, underwriting commissions for its services. Currently, we do not pay MMLD underwriting commissions for the Contracts offered through the Separate Account. For 2022, 2021, and 2020, the aggregate dollar amount of underwriting commissions paid to MMLD in its role as principal underwriter was $0.
Additional Payments
As December 31, 2022, MMLD (or its affiliates) paid Additional Payments to the Financial Intermediaries listed in this Prospectus pursuant to contractual arrangements to make Additional Payments.
PERFORMANCE RELATED INFORMATION
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Talcott Resolution uses a hypothetical initial premium payment of $1,000.00 and deducts for any applicable Program and Administrative Charge, the highest possible Contingent Deferred Sales Charge, and the Annual Maintenance Fee.
The formula Talcott Resolution uses to calculate standardized total return is P(1+T)n = ERV. In this calculation, “P” represents a hypothetical initial premium payment of $1,000.00, “T” represents the average annual total return, “n” represents the number of years and “ERV” represents the redeemable value at the end of the period.
In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying Fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the Contingent Deferred Sales Charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit value on the last day of the period. This figure reflects deductions for the Program and Administrative Charge and the Annual Maintenance Fee.

The formula Talcott Resolution uses to calculate yield is YIELD = 2[(a – b/cd + 1)6 – 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying Fund, “b” represents the expenses accrued for the period, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying Fund. The first step in determining yield is to compute the base period return. Talcott Resolution takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Talcott Resolution then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or “BPR”. Once the base period return is calculated, Talcott Resolution then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR × (365/7), where BPR = (A – B)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. “B” is equal to the amount that Talcott Resolution deducts for the Program and Administrative Charge, and the Annual Maintenance Fee. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Talcott Resolution uses is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7]–1.
Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable arrangements, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract’s sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.
Financial Statements
The financial statements of Talcott Resolution Life Insurance Company Separate Account Twelve as of December 31, 2021 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended is incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement File No. 333-114404 as filed on April 27, 2022.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Talcott Resolution Life Insurance Company Separate Account Twelve and the Board of Directors of Empower Life & Annuity Insurance Company of New York

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the sub-accounts listed in Appendix A of Talcott Resolution Life Insurance Company Separate Account Twelve (the “Separate Account”) as of December 31, 2022, the related statements of operations and changes in net assets for the periods indicated in Appendix A, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts constituting the Separate Account as of December 31, 2022, and the results of their operations and the changes in their net assets for each of the periods indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America. The statements of changes in net assets for the year or period ended December 31, 2021 and financial highlights for each of the years in the four-year period ended December 31, 2021 were audited by other auditors, whose report, dated April 21, 2022, expressed an unqualified opinion on such financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

April 28, 2023

We have served as the auditor of one or more separate accounts sponsored by Talcott Resolution Life Insurance Company since 2022.

Talcott Resolution Life Insurance Company Separate Account Twelve

APPENDIX A

Sub-account	Statement of assets and liabilities	Statement of operations	Statement of changes in net assets
AB International Value Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022
BlackRock LifePath® Dynamic 2030 Fund	N/A	For the period January 1, 2022 to November 4, 2022	For the period January 1, 2022 to November 4, 2022
BlackRock LifePath® Dynamic 2040 Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022
BlackRock LifePath® Dynamic Retirement Fund	N/A	For the period January 1, 2022 to July 25, 2022	For the period January 1, 2022 to July 25, 2022
Calvert Equity Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022
Goldman Sachs Mid Cap Value Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022
The Hartford Dividend and Growth Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022
The Hartford International Opportunities Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022
The Hartford Small Company Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022
The Hartford Growth Opportunities Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022
The Hartford Capital Appreciation Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022
Hartford Multi-Asset Income and Growth Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022
The Hartford Small Cap Growth Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022
Lord Abbett Value Opportunities Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022
PIMCO Total Return Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022
Victory Diversified Stock Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022
Invesco Comstock Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022
Invesco Equity and Income Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022
Hartford International Equity Fund	N/A	For the period January 1, 2022 to January 19, 2022	For the period January 1, 2022 to January 19, 2022

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve

Statements of Assets and Liabilities

For the Year Ended December 31, 2022

	AB International Value Fund	BlackRock LifePath® Dynamic 2040 Fund	Calvert Equity Fund	Goldman Sachs Mid Cap Value Fund	The Hartford Dividend and Growth Fund	The Hartford International Opportunities Fund	The Hartford Small Company Fund	The Hartford Growth Opportunities Fund	The Hartford Capital Appreciation Fund	Hartford Multi-Asset Income and Growth Fund	The Hartford Small Cap Growth Fund	Lord Abbett Value Opportunities Fund	PIMCO Total Return Fund	Victory Diversified Stock Fund	Invesco Comstock Fund	Invesco Equity and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	1,165	220	2,610	34	20,179	18,695	10,517	6,361	12,061	546	2,131	6,395	5,610	3,984	236	18,815

Cost	$15,179	$3,630	$135,733	$1,271	$514,197	$307,442	$219,539	$270,695	$454,580	$10,354	$96,861	$119,525	$58,170	$75,835	$6,461	$192,298

Market Value	$14,731	$2,777	$172,679	$1,087	$590,827	$289,591	$163,862	$190,068	$397,656	$9,648	$76,026	$98,482	$47,463	$67,284	$6,246	$184,760

Due from Sponsor Company	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$3	$1	$-	$-
Receivable from fund shares sold	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other assets	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	14,732	2,778	172,679	1,087	590,827	289,591	163,862	190,068	397,656	9,648	76,026	98,482	47,466	67,285	6,246	184,760

Liabilities:
Due to Sponsor Company	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Payable for fund shares purchased	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Total liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Net assets:
For contract liabilities	$14,732	$2,778	$172,679	$1,087	$590,827	$289,591	$163,862	$190,068	$397,656	$9,648	$76,026	$98,482	$47,466	$67,285	$6,246	$184,760

Deferred contracts in the accumulation period:
Units owned by participants #	1,760	135	3,802	34	13,139	16,552	4,352	5,392	10,203	420	2,878	5,533	2,920	2,346	236	7,315
Minimum unit fair value #*	8.37	12.65	44.44	29.71	29.28	15.49	15.58	29.88	32.97	17.67	26.41	15.40	8.46	16.89	26.47	9.82
Maximum unit fair value #*	12.64	20.58	66.15	32.25	44.97	17.50	37.65	35.25	38.98	22.96	35.67	17.80	16.43	28.68	31.53	26.56
Contract liability	$14,732	$2,778	$172,679	$1,087	$590,827	$289,591	$163,862	$190,068	$397,656	$9,648	$76,026	$98,482	$47,466	$67,285	$6,246	$184,760

#	Rounded units/unit fair values
*	For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve

Statement of Operations

For the Year Ended December 31, 2022

	AB International Value Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic Retirement Fund	Calvert Equity Fund	Goldman Sachs Mid Cap Value Fund	The Hartford Dividend and Growth Fund	The Hartford International Opportunities Fund	The Hartford Small Company Fund	The Hartford Growth Opportunities Fund	The Hartford Capital Appreciation Fund	Hartford Multi-Asset Income and Growth Fund	The Hartford Small Cap Growth Fund	Lord Abbett Value Opportunities Fund	PIMCO Total Return Fund	Victory Diversified Stock Fund	Invesco Comstock Fund	Invesco Equity and Income Fund	Hartford International Equity Fund
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)
Investment income:
Dividends	$170	$511	$1,141	$148	$-	$6	$7,459	$1,699	$-	$-	$1,438	$448	$-	$626	$1,859	$206	$113	$3,294	$-

Expenses:
Mortality and Expense Risk	(65)	(119)	(257)	(57)	(807)	-	(3,040)	(1,375)	(861)	(1,107)	(1,974)	(53)	(358)	(482)	(244)	(334)	-	(878)	-
Total Expenses	(65)	(119)	(257)	(57)	(807)	-	(3,040)	(1,375)	(861)	(1,107)	(1,974)	(53)	(358)	(482)	(244)	(334)	-	(878)	-

Net Investment income (loss)	105	392	884	91	(807)	6	4,419	324	(861)	(1,107)	(536)	395	(358)	144	1,615	(128)	113	2,416	-

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(27)	(8,778)	(24,326)	(4,082)	5,375	1,072	24,083	340	(3,557)	(26,101)	1,874	(686)	(5,693)	(257)	(1,238)	2,352	778	(209)	354
Net realized gain on distributions	-	200	25	86	5,572	137	26,272	-	-	-	21,352	-	-	7,739	-	6,101	629	8,282	-
Net unrealized appreciation (depreciation) of Investments	(1,553)	2,774	6,978	1,054	(49,222)	(2,582)	(116,726)	(59,465)	(71,093)	(95,859)	(109,288)	(1,840)	(22,586)	(32,909)	(8,703)	(23,617)	(1,362)	(26,297)	(361)

Net gain (loss) on investments	(1,580)	(5,804)	(17,323)	(2,942)	(38,275)	(1,373)	(66,371)	(59,125)	(74,650)	(121,960)	(86,062)	(2,526)	(28,279)	(25,427)	(9,941)	(15,164)	45	(18,224)	(7)

Net increase (decrease) in net assets resulting from operations	(1,475)	(5,412)	(16,439)	(2,851)	(39,082)	(1,367)	(61,952)	(58,801)	(75,511)	(123,067)	(86,598)	(2,131)	(28,637)	(25,283)	(8,326)	(15,292)	158	(15,808)	(7)

1)	The Sub-Account ceased operations on November 4, 2022.
2)	The Sub-Account ceased operations on July 25, 2022.
3)	The Sub-Account ceased operations on January 19, 2022.

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve

Statement of Operations

For the Year Ended December 31, 2021

	AB International Value Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic Retirement Fund	Calvert Equity Fund	Goldman Sachs Mid Cap Value Fund	The Hartford Dividend and Growth Fund	The Hartford International Opportunities Fund	The Hartford Small Company Fund	The Hartford Growth Opportunities Fund	The Hartford Capital Appreciation Fund	Hartford Multi- Asset Income and Growth Fund	The Hartford Small Cap Growth Fund	Lord Abbett Value Opportunities Fund	PIMCO Total Return Fund	Victory Diversified Stock Fund	Invesco Comstock Fund	Invesco Equity and Income Fund	Hartford International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Investment income:
Dividends	$382	$2,742	$7,941	$821	$-	$80	$6,371	$4,309	$-	$-	$575	$1,192	$-	$-	$1,203	$18	$173	$2,349	$68

Expenses:
Administrative charges	(70)	(213)	(521)	(107)	(830)	-	(2,858)	(1,487)	(1,084)	(1,512)	(2,054)	(74)	(418)	(456)	(273)	(323)	-	(839)	-
Total Expenses	(70)	(213)	(521)	(107)	(830)	-	(2,858)	(1,487)	(1,084)	(1,512)	(2,054)	(74)	(418)	(456)	(273)	(323)	-	(839)	-

Net Investment income (loss)	312	2,529	7,420	714	(830)	80	3,513	2,822	(1,084)	(1,512)	(1,479)	1,118	(418)	(456)	930	(305)	173	1,510	68

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	141	144	154	6	1,443	2,097	9,562	1,431	5,934	3,476	10,755	594	1,384	1,091	(80)	2,110	47	538	76
Net realized gain on distributions	-	6,634	15,657	2,508	7,686	4,240	31,433	27,279	56,078	70,086	69,367	1,590	19,497	12,978	-	11,113	1,026	20,841	44
Net unrealized appreciation (depreciation) of Investments during the year	929	(3,706)	(9,113)	(1,969)	38,583	1,699	114,033	(12,390)	(59,603)	(51,552)	(13,300)	(631)	(18,383)	8,436	(1,829)	10,355	1,064	3,859	51

Net gain (loss) on investments	1,070	3,072	6,698	545	47,712	8,036	155,028	16,320	2,409	22,010	66,822	1,553	2,498	22,505	(1,909)	23,578	2,137	25,238	171

Net increase (decrease) in net assets resulting from operations	1,382	5,601	14,118	1,259	46,882	8,116	158,541	19,142	1,325	20,498	65,343	2,671	2,080	22,049	(979)	23,273	2,310	26,748	239

1)	Formerly The Hartford Balanced Fund , Name changed to Hartford Multi-Asset Income Fund , effective April 30, 2021

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve

Statements of Changes in Net Assets

For the Year Ended December 31, 2022

	AB International Value Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic Retirement Fund	Calvert Equity Fund	Goldman Sachs Mid Cap Value Fund	The Hartford Dividend and Growth Fund	The Hartford International Opportunities Fund	The Hartford Small Company Fund	The Hartford Growth Opportunities Fund	The Hartford Capital Appreciation Fund	Hartford Multi-Asset Income and Growth Fund	The Hartford Small Cap Growth Fund	Lord Abbett Value Opportunities Fund	PIMCO Total Return Fund	Victory Diversified Stock Fund	Invesco Comstock Fund	Invesco Equity and Income Fund	Hartford International Equity Fund
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)
Operations:
Net investment income (loss)	$105	$392	$884	$91	$(807)	$6	$4,419	$324	$(861)	$(1,107)	$(536)	$395	$(358)	$144	$1,615	$(128)	$113	$2,416	$-
Net realized gain (loss) on security transactions	(27)	(8,778)	(24,326)	(4,082)	5,375	1,072	24,083	340	(3,557)	(26,101)	1,874	(686)	(5,693)	(257)	(1,238)	2,352	778	(209)	354
Net realized gain on distributions	-	200	25	86	5,572	137	26,272	-	-	-	21,352	-	-	7,739	-	6,101	629	8,282	-
Net unrealized appreciation (depreciation) of investments	(1,553)	2,774	6,978	1,054	(49,222)	(2,582)	(116,726)	(59,465)	(71,093)	(95,859)	(109,288)	(1,840)	(22,586)	(32,909)	(8,703)	(23,617)	(1,362)	(26,297)	(361)

Net increase (decrease) in net assets resulting from operations	(1,475)	(5,412)	(16,439)	(2,851)	(39,082)	(1,367)	(61,952)	(58,801)	(75,511)	(123,067)	(86,598)	(2,131)	(28,637)	(25,283)	(8,326)	(15,292)	158	(15,808)	(7)

Unit transactions:
Purchases	2,118	-	4,478	-	14,480	-	58,520	42,237	18,657	35,223	34,670	72	7,347	16,655	5,364	8,163	-	12,490	-
Net transfers	-	(1)	115	-	1,836	1,979	1,464	15,649	730	16,923	14,660	-	16,436	2,426	1,193	1,554	1,839	1	-
Surrenders for benefit payments and fees	(1,121)	(55,458)	(107,784)	(19,107)	(29,196)	(29,221)	(104,721)	(38,706)	(32,772)	(88,264)	(65,691)	(26,745)	(20,128)	(6,361)	(12,277)	(14,265)	(11,040)	(3,765)	(3,396)

Net increase (decrease) in net assets resulting from unit transactions	997	(55,459)	(103,191)	(19,107)	(12,880)	(27,242)	(44,737)	19,180	(13,385)	(36,118)	(16,361)	(26,673)	3,655	12,720	(5,720)	(4,548)	(9,201)	8,726	(3,396)

Net increase (decrease) in net assets	(478)	(60,871)	(119,630)	(21,958)	(51,962)	(28,609)	(106,689)	(39,621)	(88,896)	(159,185)	(102,959)	(28,804)	(24,982)	(12,563)	(14,046)	(19,840)	(9,043)	(7,082)	(3,403)

Net Assets:
Beginning of year	15,210	60,871	122,408	21,958	224,641	29,696	697,516	329,212	252,758	349,253	500,615	38,452	101,008	111,045	61,512	87,125	15,289	191,842	3,403

End of Year	$14,732	$-	$2,778	$-	$172,679	$1,087	$590,827	$289,591	$163,862	$190,068	$397,656	$9,648	$76,026	$98,482	$47,466	$67,285	$6,246	$184,760	$-

1)	The Sub-Account ceased operations on November 4, 2022.
2)	The Sub-Account ceased operations on July 25, 2022.
3)	The Sub-Account ceased operations on January 19, 2022.

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Account Twelve

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

	AB International Value Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic Retirement Fund	Calvert Equity Fund	Goldman Sachs Mid Cap Value Fund	The Hartford Dividend and Growth Fund	The Hartford International Opportunities Fund	The Hartford Small Company Fund	The Hartford Growth Opportunities Fund	The Hartford Capital Appreciation Fund	Hartford Multi- Asset Income and Growth Fund	The Hartford Small Cap Growth Fund	Lord Abbett Value Opportunities Fund	PIMCO Total Return Fund	Victory Diversified Stock Fund	Invesco Comstock Fund	Invesco Equity and Income Fund	Hartford International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$312	$2,529	$7,420	$714	$(830)	$80	$3,513	$2,822	$(1,084)	$(1,512)	$(1,479)	$1,118	$(418)	$(456)	$930	$(305)	$173	$1,510	$68
Net realized gain (loss) on security transactions	141	144	154	6	1,443	2,097	9,562	1,431	5,934	3,476	10,755	594	1,384	1,091	(80)	2,110	47	538	76
Net realized gain on distributions	-	6,634	15,657	2,508	7,686	4,240	31,433	27,279	56,078	70,086	69,367	1,590	19,497	12,978	-	11,113	1,026	20,841	44
Net unrealized appreciation (depreciation) of investments during the year	929	(3,706)	(9,113)	(1,969)	38,583	1,699	114,033	(12,390)	(59,603)	(51,552)	(13,300)	(631)	(18,383)	8,436	(1,829)	10,355	1,064	3,859	51

Net increase (decrease) in net assets resulting from operations	1,382	5,601	14,118	1,259	46,882	8,116	158,541	19,142	1,325	20,498	65,343	2,671	2,080	22,049	(979)	23,273	2,310	26,748	239

Unit transactions:
Purchases	1,497	800	10,969	-	9,599	500	50,848	33,596	15,514	29,744	35,813	432	7,379	15,135	4,979	5,992	54	13,119	-
Net transfers	(77)	6,490	12,311	-	25,659	(2,218)	(39,687)	2,757	(4,178)	27,283	(43,798)	840	9,850	(7,602)	563	(13,577)	7,897	7,169	(568)
Surrenders for benefit payments and fees	(30)	(2,322)	(262)	(19)	(4,366)	(3,837)	(6,302)	(2,689)	(7,136)	(4,955)	(9,873)	(5,252)	(2,173)	(584)	(2,883)	(4)	(464)	(3,567)	-
Other transactions	-	-	-	-	-	-	-	-	-	-	-	-	-	-	1	-	-	-	-

Net increase (decrease) in net assets resulting from unit transactions	1,390	4,968	23,018	(19)	30,892	(5,555)	4,859	33,664	4,200	52,072	(17,858)	(3,980)	15,056	6,949	2,660	(7,589)	7,487	16,721	(568)

Net increase (decrease) in net assets	2,772	10,569	37,136	1,240	77,774	2,561	163,400	52,806	5,525	72,570	47,485	(1,309)	17,136	28,998	1,681	15,684	9,797	43,469	(329)

Net Assets:
Beginning of year	12,438	50,302	85,272	20,718	146,867	27,135	534,116	276,406	247,233	276,683	453,130	39,761	83,872	82,047	59,831	71,441	5,492	148,373	3,732

End of Year	$15,210	$60,871	$122,408	$21,958	$224,641	$29,696	$697,516	$329,212	$252,758	$349,253	$500,615	$38,452	$101,008	$111,045	$61,512	$87,125	$15,289	$191,842	$3,403

1)	Formerly The Hartford Balanced Fund , Name changed to Hartford Multi-Asset Income Fund , effective April 30, 2021

Separate Account Twelve

Talcott Resolution Life Insurance Company Separate Accout Twelve

Statements of Changes in Net Assets

For the Year Ended December 31, 2020

	AB International Value Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic Retirement Fund	Calvert Equity Fund	Goldman Sachs Mid Cap Value Fund	The Hartford Dividend and Growth Fund	The Hartford International Opportunities Fund	The Hartford Small Company Fund	The Hartford Growth Opportunities Fund	The Hartford Capital Appreciation Fund	The Hartford Balanced Fund	The Hartford Small Cap Growth Fund	Lord Abbett Value Opportunities Fund	PIMCO Total Return Fund	Victory Diversified Stock Fund	Invesco Comstock Fund	Invesco Equity and Income Fund	Hartford International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$40	$518	$654	$296	$(562)	$99	$4,970	$33	$(693)	$(914)	$121	$1,004	$(273)	$(101)	$929	$(99)	$150	$1,681	$39
Net realized gain (loss) on security transactions	(15)	(358)	(57)	-	619	(857)	(1,015)	(32)	556	1,125	(1,477)	81	65	(217)	(29)	(21)	(1,187)	16	-
Net realized gain on distributions	-	1,208	2,671	1,030	3,852	-	10,630	-	21,385	34,250	19,848	-	5,542	4,001	2,058	1,642	-	1,907	-
Net unrealized appreciation (depreciation) of investments during the year	346	4,061	6,633	893	24,301	2,293	21,893	47,379	63,608	64,522	56,646	1,206	14,681	7,993	1,071	6,910	(842)	10,034	281

Net increase (decrease) in net assets resulting from operations	371	5,429	9,901	2,219	28,210	1,535	36,478	47,380	84,856	98,983	75,138	2,291	20,015	11,676	4,029	8,432	(1,879)	13,638	320

Unit transactions:
Purchases	1,127	400	7,810	-	7,671	500	52,702	33,369	16,484	28,475	34,397	7,803	6,232	13,151	7,901	5,254	-	15,361	-
Net transfers	-	19	19	19	9,455	(1,070)	(10,178)	4,402	(1,307)	2,099	(8,413)	(686)	1,510	33	(631)	1,277	(11,427)	19	-
Surrenders for benefit payments and fees	(103)	(3,487)	(194)	(18)	(94)	(2,284)	(9,214)	(1,809)	(7,785)	(2,582)	(8,080)	(1,350)	(1,647)	(897)	(1,517)	(64)	(888)	(2,439)	-
Other transactions	-	-	-	-	3	-	30	20	(2)	17	15	-	1	3	(28)	2	-	6	-

Net increase (decrease) in net assets resulting from unit transactions	1,024	(3,068)	7,635	1	17,035	(2,854)	33,340	35,982	7,390	28,009	17,919	5,767	6,096	12,290	5,725	6,469	(12,315)	12,947	-

Net increase (decrease) in net assets	1,395	2,361	17,536	2,220	45,245	(1,319)	69,818	83,362	92,246	126,992	93,057	8,058	26,111	23,966	9,754	14,901	(14,194)	26,585	320

Net Assets:
Beginning of Period	11,043	47,941	67,736	18,498	101,622	28,454	464,298	193,044	154,987	149,691	360,073	31,703	57,761	58,081	50,077	56,540	19,686	121,788	3,412

End of Period	$12,438	$50,302	$85,272	$20,718	$146,867	$27,135	$534,116	$276,406	$247,233	$276,683	$453,130	$39,761	$83,872	$82,047	$59,831	$71,441	$5,492	$148,373	$3,732

The accompanying notes are an integral part of these financial statements.

I.	Organization:

Separate Account Twelve (the “Account”) is a separate investment account established by Talcott Resolution Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

On May 31, 2018, a Stock and Asset Purchase Agreement was completed by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc. (“HFSG”), Hopmeadow Acquisition, Inc. (“Buyer”), Hopmeadow Holdings, LP (“Buyer Parent”) and Hopmeadow Holdings GP LLC (“Buyer Parent GP”), pursuant to which HHI agreed to sell all of the issued and outstanding equity of Hartford Life, Inc. (“HLI”), the parent of the Sponsor Company and its indirect wholly owned subsidiary, Hartford Life and Annuity Insurance Company, to Buyer (the “Talcott Resolution Sale Transaction”). Buyer, Buyer Parent and Buyer Parent GP are funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. HHI will also be a member of the Investor Group. The administration, terms, features and benefits of the contracts did not change as a result of the sale.

The Account is comprised of the following Sub-Accounts:

AB International Value Fund	,
American Funds The Growth Fund of America®	,
BlackRock LifePath® Dynamic 2020 Fund	,
BlackRock LifePath® Dynamic 2030 Fund	,
BlackRock LifePath® Dynamic 2040 Fund	,
BlackRock LifePath® Dynamic Retirement Fund	,
Calvert Equity Fund	,
Goldman Sachs Mid Cap Value Fund	,
Hartford International Equity Fund	,
Hartford Multi-Asset Income and Growth Fund	,
Hotchkis and Wiley Large Cap Value Fund	,
Invesco Comstock Fund	,
Invesco Equity and Income Fund	,
Lord Abbett Value Opportunities Fund	,
PIMCO Total Return Fund	,
The Hartford Capital Appreciation Fund	,
The Hartford Dividend and Growth Fund	,
The Hartford Growth Opportunities Fund	,
The Hartford Healthcare Fund	,
The Hartford International Opportunities Fund	,
The Hartford Small Cap Growth Fund	,
The Hartford Small Company Fund	, and
Victory Diversified Stock Fund

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):

a) Security Transactions — Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain distributions income is accrued as of the ex-dividend date. Net realized gain distributions income represents those dividends from the Funds, which are characterized as capital gains under tax regulations.

b) Unit Transactions — Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes — The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimate contained within the financial statements are the fair value measurements.

e) Mortality Risk — The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company.

f) Fair Value Measurements — The Sub-Accounts’ investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2022 closing net asset value as determined by the appropriate Fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies (“mutual funds”).

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because

Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2022, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels.

3.	Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges — The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.25% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value within Mortality and Expense Risk.

b) Tax Expense Charges — If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Annual Maintenance Fees — An annual maintenance fee up to $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

4.	Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2022 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales

AB International Value Fund	2,279	1,186
BlackRock LifePath Dynamic 2030 Fund	713	55,576
BlackRock LifePath Dynamic 2040 Fund	5,645	107,933
BlackRock LifePath Dynamic Retirement Fund	232	19,168
Calvert Equity Fund	21,933	30,049
Goldman Sachs Mid Cap Value Fund	2,150	29,252
The Hartford Dividend and Growth Fund	92,986	107,034
The Hartford International Opportunities Fund	59,452	39,950
The Hartford Small Company Fund	18,724	32,968
The Hartford Growth Opportunities Fund	50,845	88,070
The Hartford Capital Appreciation Fund	71,736	67,280
The Hartford Multi-Asset Income and Growth Fund	530	26,808
The Hartford Small Cap Growth Fund	23,770	20,475
PIMCO Total Return Fund	8,436	12,554
Victory Diversified Stock Fund	15,992	14,572
Invesco Comstock Fund	2,625	11,085
Invesco Equity and Income Fund	23,949	4,534
Hartford International Equity Fund	-	3,399

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2021 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales

AB International Value Fund	3,025	1,324
BlackRock LifePath® Dynamic 2030 Fund	16,665	2,533
BlackRock LifePath® Dynamic 2040 Fund	53,626	7,525
BlackRock LifePath® Dynamic Retirement Fund	3,329	121
Calvert Equity Fund	45,146	7,403
Goldman Sachs Mid Cap Value Fund	9,884	11,118
The Hartford Dividend and Growth Fund	89,015	49,218
The Hartford International Opportunities Fund	70,305	6,537
The Hartford Small Company Fund	78,131	18,945
The Hartford Growth Opportunities Fund	137,556	16,908
The Hartford Capital Appreciation Fund	105,263	55,240
Hartford Multi-Asset Income and Growth Fund +	5,616	6,896
The Hartford Small Cap Growth Fund	40,347	6,215
Lord Abbett Value Opportunities Fund	30,114	10,642
PIMCO Total Return Fund	6,540	2,948
Victory Diversified Stock Fund	17,887	14,668
Invesco Comstock Fund	9,150	464
Invesco Equity and Income Fund	43,011	3,935
Hartford International Equity Fund	111	567

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2020 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales

AB International Value Fund	1193	124
BlackRock LifePath® Dynamic 2030 Fund	2333	3680
BlackRock LifePath® Dynamic 2040 Fund	11453	500
BlackRock LifePath® Dynamic Retirement Fund	1438	111
Calvert Equity Fund	23012	2680
Goldman Sachs Mid Cap Value Fund	1320	4077
The Hartford Dividend and Growth Fund	69398	20457
The Hartford International Opportunities Fund	39438	3425
The Hartford Small Company Fund	37397	9314
The Hartford Growth Opportunities Fund	71052	9711
The Hartford Capital Appreciation Fund	55117	17228
The Hartford Balanced Fund	8881	2105
The Hartford Small Cap Growth Fund	13367	2007
Lord Abbett Value Opportunities Fund	17917	1738
PIMCO Total Return Fund	11886	3172
Victory Diversified Stock Fund	8296	289
Invesco Comstock Fund	1000	13169
Invesco Equity and Income Fund	19535	2994
Hartford International Equity Fund	39	-

5.	Changes in Units Outstanding:

The changes in units outstanding for the year ended December 31, 2022 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)

AB International Value Fund	1,779	1,592	187
BlackRock LifePath Dynamic 2030 Fund	1,858	5,060	(3,202)
BlackRock LifePath Dynamic 2040 Fund	5,148	9,973	(4,825)
BlackRock LifePath Dynamic Retirement Fund	1,018	2,039	(1,021)
Calvert Equity Fund	4,170	4,326	(156)
Goldman Sachs Mid Cap Value Fund	150	846	(696)
The Hartford Dividend and Growth Fund	14,718	15,997	(1,279)
The Hartford Small Company Fund	4,461	5,580	(1,119)
The Hartford Growth Opportunities Fund	7,020	7,944	(924)
The Hartford Capital Appreciation Fund	10,730	11,155	(425)
The Hartford Multi-Asset Income and Growth Fund	485	1,777	(1,292)
The Hartford Small Cap Growth Fund	3,190	2,908	282
Lord Abbett Value Opportunities Fund	5,767	5,096	671
PIMCO Total Return Fund	3,356	3,887	(531)
Victory Diversified Stock Fund	2,422	2,744	(322)
Invesco Comstock Fund	305	609	(304)
Invesco Equity and Income Fund	7,603	7,452	151
Hartford International Equity Fund	-	276	(276)
The Hartford International Opportunities Fund	18,268	17,086	1,182

The changes in units outstanding for the year ended December 31, 2021 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)

AB International Value Fund	294	134	161
BlackRock LifePath® Dynamic 2030 Fund	687	105	583
BlackRock LifePath® Dynamic 2040 Fund	1,396	399	997
BlackRock LifePath® Dynamic Retirement Fund	-	1	(1)
Calvert Equity Fund	631	89	541
Goldman Sachs Mid Cap Value Fund	232	242	(10)
The Hartford Dividend and Growth Fund	1,245	1,297	(52)
The Hartford International Opportunities Fund	1,903	261	1,642
The Hartford Small Company Fund	807	554	253
The Hartford Growth Opportunities Fund	1,361	281	1,080
The Hartford Capital Appreciation Fund	973	1,169	(196)
Hartford Multi-Asset Income and Growth Fund +	215	287	(72)
The Hartford Small Cap Growth Fund	482	109	373
Lord Abbett Value Opportunities Fund	860	513	347
PIMCO Total Return Fund	316	176	140
Victory Diversified Stock Fund	307	494	(187)
Invesco Comstock Fund	304	15	289
Invesco Equity and Income Fund	1,142	237	905
Hartford International Equity Fund	9	45	(36)

The changes in units outstanding for the year ended December 31, 2020 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)

AB International Value Fund	157	14	143
BlackRock LifePath® Dynamic 2030 Fund	58	192	(134)
BlackRock LifePath® Dynamic 2040 Fund	417	8	409
BlackRock LifePath® Dynamic Retirement Fund	2	1	1
Calvert Equity Fund	551	35	516
Goldman Sachs Mid Cap Value Fund	40	137	(97)
The Hartford Dividend and Growth Fund	1,650	742	908
The Hartford International Opportunities Fund	2,408	158	2,251
The Hartford Small Company Fund	567	398	169
The Hartford Growth Opportunities Fund	975	241	734
The Hartford Capital Appreciation Fund	1,093	502	592
The Hartford Balanced Fund	378	93	285
The Hartford Small Cap Growth Fund	296	68	228
Lord Abbett Value Opportunities Fund	965	94	871
Victory Diversified Stock Fund	303	3	300
Invesco Comstock Fund	46	622	(576)
Invesco Equity and Income Fund	742	238	504
Hartford International Equity Fund	3	-	3
PIMCO Real Return Fund	1	-	1

6.	Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each Sub-Account that had outstanding units as of or during the five year period ended December 31, 2022. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range presented in this table. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving Fund and exclude the results of the Funds merged into the surviving Fund.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***

AB International Value Fund
2022	1,760	8.36912	to	12.640000	14,732	—	to	0.50%		1.21%		(11.25)%	to	(11.85)%
2021	1,573	9.430209	to	14.340000	15,210	—	to	0.50%	2.53%	to	2.57%	7.90%	to	10.21%
2020	1,412	8.556431	to	13.290000	12,438	—	to	0.50%	0.82%	to	0.86%	1.30%	to	1.51%
2019	1,269	13.120000	to	13.120000	11,043	—	to	0.50%	1.21%	to	1.29%	15.19%	to	15.90%
2018	1,151	7.273032	to	11.390000	8,634	—	to	0.50%	0.14%	to	0.22%	(23.56)%	to	(23.35)%

American Funds The Growth Fund of America® ##
2022	—	—	to	—	—	—	to	—		—		—	to	—
2021	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2020	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2019	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2018	—	—	to	—	—	—	to	—	—	to	—	—	to	—

BlackRock LifePath® Dynamic 2020 Fund ##
2022	—	—	to	—	—	—	to	—		—		—	to	—
2021	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2020	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2019	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2018	1,052	15.105437	to	15.105437	15,900	0.50%	to	0.50%	2.33%	to	2.33%	(4.59)%	to	(4.59)%

BlackRock LifePath® Dynamic 2030 Fund ##
2022	—	10.960000	to	19.311571	—	—	to	0.50%		1.17%		(17.59)%	to	(16.40)%
2021	3,202	13.300000	to	23.100001	60,871	—	to	0.50%	4.64%	to	5.43%	(5.61)%	to	10.58%
2020	2,619	14.090000	to	20.890172	50,302	—	to	0.50%	1.55%	to	1.60%	8.22%	to	12.23%
2019	2,753	13.020000	to	18.614113	47,941	—	to	0.50%	2.17%	to	2.26%	14.31%	to	21.11%
2018	1,742	11.390000	to	15.369615	24,690	—	to	0.50%	1.35%	to	2.04%	(16.98)%	to	(6.16)%

BlackRock LifePath® Dynamic 2040 Fund
2022	135	12.650000	to	20.575293	2,778	—	to	0.50%		2.14%		(19.22)%	to	(17.73)%
2021	4,960	15.660000	to	25.009095	122,408	—	to	0.50%	6.84%	to	7.44%	(6.28)%	to	15.26%
2020	3,963	16.710000	to	21.697237	85,272	—	to	0.50%	1.43%	to	1.49%	8.23%	to	13.15%
2019	3,553	15.440000	to	19.175905	67,736	—	to	0.50%	2.29%	to	2.45%	16.79%	to	24.66%
2018	3,156	13.220000	to	15.382124	48,388	—	to	0.50%	1.66%	to	2.08%	(20.02)%	to	(8.16)%

BlackRock LifePath® Dynamic Retirement Fund ##
2022	—	7.650000	to	18.201339	—	—	to	0.50%		0.74%		(16.12)%	to	(15.50)%
2021	1,021	9.120000	to	21.540679	21,958	—	to	0.50%	3.83%	to	3.85%	(9.07)%	to	6.08%
2020	1,021	10.030000	to	20.306811	20,718	—	to	0.50%	1.28%	to	2.08%	4.70%	to	12.00%
2019	1,020	18.131471	to	18.131471	18,498	0.50%	to	0.50%	0.67%	to	0.67%	13.37%	to	15.98%
2018	—	—	to	—	—	—	to	—	—	to	—	—	to	—

Calvert Equity Fund
2022	3,802	44.439989	to	66.150000	172,679	—	to	0.50%		—		(17.99)%	to	(20.23)%
2021	3,953	54.189745	to	82.930000	224,641	—	to	0.50%	—	to	—	24.28%	to	28.29%
2020	3,411	42.239944	to	66.730000	146,867	—	to	0.50%	—	to	—	20.93%	to	23.65%
2019	2,895	34.160564	to	55.180000	101,622	—	to	0.50%	0.03%	to	0.03%	32.58%	to	35.82%
2018	2,637	25.150928	to	41.620000	67,802	—	to	0.50%	0.03%	to	0.03%	(2.96)%	to	4.51%

Goldman Sachs Mid Cap Value Fund
2022	34	29.712374	to	32.250000	1,087	—	to	0.50%		0.15%		(11.09)%	to	(21.19)%
2021	726	33.420155	to	40.920000	29,696	—	to	0.50%	0.26%	to	0.63%	10.89%	to	29.80%
2020	735	25.747819	to	36.900000	27,135	—	to	0.50%	0.41%	to	27.60%	(24.67)%	to	7.96%
2019	832	34.180000	to	34.180000	28,454	—	to	—	0.66%	to	0.66%	27.54%	to	27.54%
2018	884	26.800000	to	26.800000	23,701	—	to	—	0.46%	to	0.46%	(23.86)%	to	(23.86)%

The Hartford Dividend and Growth Fund
2022	13,139	29.280000	to	44.968562	590,827	—	to	0.50%		1.16%		(13.98)%	to	(9.38)%
2021	14,417	34.040000	to	49.625699	697,516	—	to	0.50%	1.01%	to	1.05%	23.60%	to	30.27%
2020	14,469	27.540000	to	38.095886	534,116	—	to	0.50%	1.52%	to	1.57%	3.81%	to	7.13%
2019	13,561	26.530000	to	35.558995	464,298	—	to	0.50%	1.54%	to	1.57%	22.37%	to	27.18%
2018	11,567	21.680000	to	27.958620	312,379	—	to	0.50%	0.91%	to	1.51%	(15.94)%	to	(6.01)%

The Hartford International Opportunities Fund
2022	16,552	15.490000	to	17.499710	289,591	—	to	0.50%		0.61%		(18.73)%	to	(18.66)%
2021	15,370	19.060000	to	21.513256	329,212	—	to	0.50%	1.38%	to	1.40%	(3.00)%	to	6.73%
2020	13,728	19.650000	to	20.156886	276,406	—	to	0.50%	0.46%	to	0.49%	19.67%	to	19.82%
2019	11,477	16.400000	to	16.844004	193,044	—	to	0.50%	1.43%	to	1.52%	24.05%	to	25.03%
2018	9,401	13.220000	to	13.472483	126,495	—	to	0.50%	1.16%	to	1.21%	(22.05)%	to	(19.38)%

The Hartford Small Company Fund
2022	4,352	15.580000	to	37.654707	163,862	—	to	0.50%		—		(31.34)%	to	(31.68)%
2021	5,470	22.690000	to	55.113418	252,758	—	to	0.50%	—	to	—	(21.97)%	to	0.53%
2020	5,217	29.080000	to	54.821500	247,233	—	to	0.50%	—	to	—	39.81%	to	53.08%
2019	5,048	20.800000	to	35.812487	154,987	—	to	0.50%	—	to	—	28.32%	to	35.73%
2018	5,151	16.210000	to	26.385299	112,816	—	to	0.50%	—	to	—	(23.14)%	to	(4.83)%

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***

The Hartford Healthcare Fund ##
2022	—	—	to	—	—	—	to	—		—		—	to	—
2021	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2020	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2019	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2018	—	—	to	—	—	—	to	—	—	to	—	—	to	—

The Hartford Growth Opportunities Fund
2022	5,392	29.880000	to	35.247200	190,068	—	to	0.50%		—		(37.04)%	to	(37.36)%
2021	6,316	47.460000	to	56.265631	349,253	—	to	0.50%	—	to	—	(14.29)%	to	6.89%
2020	5,236	52.641225	to	55.370000	276,683	—	to	0.50%	—	to	—	40.60%	to	60.61%
2019	4,502	32.775353	to	39.380000	149,691	—	to	0.50%	—	to	—	21.92%	to	29.34%
2018	3,597	25.340923	to	32.300000	93,109	—	to	0.50%	—	to	—	(24.46)%	to	(0.65)%

The Hartford Capital Appreciation Fund
2022	10,203	32.970000	to	38.982348	397,656	—	to	0.50%		0.36%		(22.46)%	to	(18.30)%
2021	10,627	42.520000	to	47.712266	500,615	—	to	0.50%	0.09%	to	0.13%	(1.09)%	to	14.64%
2020	10,822	41.620652	to	42.990000	453,130	—	to	0.50%	0.41%	to	0.44%	14.89%	to	20.13%
2019	10,231	34.646338	to	37.420000	360,073	—	to	0.50%	0.48%	to	0.52%	24.28%	to	29.81%
2018	9,379	26.690133	to	30.110000	257,494	—	to	0.50%	0.24%	to	0.31%	(19.81)%	to	(5.32)%

Hartford Multi-Asset Income and Growth Fund
2022	420	17.670000	to	22.959925	9,648	—	to	0.50%		1.45%		(15.58)%	to	(12.21)%
2021	1,713	20.930000	to	26.153708	38,452	—	to	0.50%	2.91%	to	2.95%	(0.48)%	to	6.46%
2020	1,785	21.030000	to	24.565737	39,761	—	to	0.50%	3.13%	to	3.15%	2.79%	to	5.58%
2019	1,500	20.460000	to	23.268315	31,703	—	to	0.50%	3.43%	to	3.47%	(2.94)%	to	14.50%
2018	1,412	20.320985	to	21.080000	29,484	—	to	0.50%	0.13%	to	1.89%	(12.82)%	to	(5.79)%

The Hartford Small Cap Growth Fund
2022	2,878	26.414811	to	35.670000	76,026	—	to	0.50%		—		(29.45)%	to	(29.10)%
2021	2,596	37.442927	to	50.310000	101,008	—	to	0.50%	—	to	—	(17.16)%	to	2.79%
2020	2,223	36.425612	to	60.730000	83,872	—	to	0.50%	—	to	—	22.64%	to	31.09%
2019	1,995	27.786431	to	49.520000	57,761	—	to	0.50%	—	to	—	33.23%	to	34.62%
2018	1,865	20.640837	to	37.170000	40,554	—	to	0.50%	—	to	—	(33.45)%	to	(12.85)%

Hotchkis and Wiley Large Cap Value Fund ##
2022	—	—	to	—	—	—	to	—		—		—	to	—
2021	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2020	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2019	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2018	—	—	to	—	—	—	to	—	—	to	—	—	to	—

Lord Abbett Value Opportunities Fund
2022	5,533	15.400000	to	17.798840	98,482	—	to	0.50%		0.62%		(28.41)%	to	(22.29)%
2021	4,862	21.510000	to	22.904967	111,045	—	to	0.50%	—	to	—	12.21%	to	26.57%
2020	4,515	18.096355	to	19.170000	82,047	—	to	0.50%	0.27%	to	0.30%	9.04%	to	14.61%
2019	3,644	15.789330	to	17.580000	58,081	—	to	0.50%	0.39%	to	0.41%	9.40%	to	22.25%
2018	2,809	12.915994	to	16.070000	37,137	—	to	0.50%	0.04%	to	0.04%	(20.01)%	to	(12.30)%

PIMCO Total Return Fund
2022	2,920	8.460000	to	16.433204	47,466	—	to	0.50%		3.72%		(17.62)%	to	(14.82)%
2021	3,449	10.270000	to	19.292117	61,512	—	to	0.50%	1.95%	to	1.98%	(3.11)%	to	(1.67)%
2020	3,309	10.600000	to	19.620421	59,831	—	to	0.50%	2.14%	to	2.16%	2.51%	to	7.98%
2019	3,016	10.340000	to	18.170482	50,077	—	to	0.50%	3.48%	to	3.50%	4.13%	to	7.37%
2018	2,803	9.930000	to	16.923360	43,304	—	to	0.50%	2.65%	to	2.79%	(3.31)%	to	(1.09)%

Victory Diversified Stock Fund
2022	2,346	16.890000	to	28.678642	67,285	—	to	0.50%		0.26%		(26.08)%	to	(19.08)%
2021	2,668	22.850000	to	35.441690	87,125	—	to	0.50%	0.02%	to	0.02%	17.91%	to	35.18%
2020	2,856	19.380000	to	26.217702	71,441	—	to	0.50%	0.26%	to	0.26%	10.62%	to	13.03%
2019	2,556	17.520000	to	23.196270	56,540	—	to	0.50%	0.39%	to	0.40%	20.74%	to	28.60%
2018	2,018	14.510000	to	18.037280	35,614	—	to	0.50%	0.37%	to	0.37%	(23.79)%	to	(13.79)%

Invesco Comstock Fund
2022	236	26.470000	to	31.529820	6,246	—	to	0.50%		1.59%		(10.73)%	to	0.31%
2021	515	29.650000	to	31.432793	15,289	—	to	0.50%	1.49%	to	1.54%	22.27%	to	32.65%
2020	226	23.695648	to	24.250000	5,492	—	to	0.50%	1.38%	to	2.04%	(3.19)%	to	(1.28)%
2019	802	24.002998	to	25.050000	19,686	—	to	0.50%	2.09%	to	2.13%	16.40%	to	24.72%
2018	839	19.245994	to	21.520000	16,998	—	to	0.50%	1.37%	to	1.72%	(19.88)%	to	(12.68)%

Invesco Equity and Income Fund
2022	7,315	9.820000	to	26.559719	184,760	—	to	0.50%		1.79%		(13.40)%	to	(8.18)%
2021	7,135	11.340000	to	28.924544	191,842	—	to	0.50%	1.33%	to	1.41%	3.47%	to	17.43%
2020	6,229	10.960000	to	24.630591	148,373	—	to	0.50%	1.74%	to	1.87%	6.51%	to	9.42%
2019	5,726	10.290000	to	22.509325	121,788	—	to	0.50%	1.81%	to	1.94%	12.83%	to	19.48%
2018	5,356	9.120000	to	18.840088	93,458	—	to	0.50%	1.88%	to	2.00%	(16.79)%	to	(10.11)%

Hartford International Equity Fund ##
2022	—	9.633432	to	10.270000	—	—	to	—		0.00%		(21.87)%	to	(16.71)%
2021	276	12.330000	to	12.330000	3,403	—	to	—	—	to	1.92%	3.01%	to	3.01%
2020	312	11.970000	to	11.970000	3,732	—	to	—	1.25%	to	1.25%	8.23%	to	8.23%
2019	309	11.060000	to	11.060000	3,412	—	to	—	2.01%	to	2.01%	17.78%	to	17.78%
2018	436	9.390000	to	9.390000	4,092	—	to	—	0.23%	to	0.23%	(6.10)%	to	(6.10)%

*

This represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**

These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, divided by average net assets during the period. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. As of December 31, 2022, the investment income ratio is no longer being shown as a range.

***

This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total returns are calculated for each 12-month period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year.

##	Sub-Account is currently offered, however, there are currently zero units outstanding.

7.	Subsequent Events:

Management has evaluated events subsequent to December 31, 2022 and through the financial statement issuance date of April 28, 2023, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

Talcott Resolution Life Insurance Company and Subsidiaries
Audited Financial Statements
As of December 31, 2022 (Successor Company) and 2021 (Successor Company)
For year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

Description	Page
Report of Independent Registered Public Accounting Firm	F- 3
Consolidated Statements of Operations — For year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company)
F- 6
Consolidated Statements of Comprehensive Income (Loss) — For year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company)
F- 7
Consolidated Balance Sheets — As of December 31, 2022 (Successor Company) and December 31, 2021 (Successor Company)	F- 8
Consolidated Statements of Changes in Stockholder's Equity — For year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company)
F- 9
Consolidated Statements of Cash Flows — For year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company)
F- 10
Notes to Consolidated Financial Statements	F- 11
Report of Independent Registered Public Accounting Firm	S- 1
Schedule I — Summary of Investments—Other Than Investments in Affiliates	S- 2
Schedule IV — Reinsurance	S- 3
Schedule V — Valuation and Qualifying Accounts	S- 4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Talcott Resolution Life Insurance Company:
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2022 and 2021 (Successor Company), the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for the year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company) and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 (Successor Company) and 2021 (Successor Company), and the results of its operations and its cash flows for the year ended December 31, 2022 (Successor Company), period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and for the year ended December 31, 2020 (Predecessor Company) in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.
Future Policy Benefits, Embedded Derivatives and Amortization of Value of Business Acquired — Refer to Notes 1, 2, 4, 6 and 8 to the Consolidated Financial Statements
Critical Audit Matter Description
The Company’s products include universal life-type annuity contracts with guarantees that result in death and other insurance benefit liabilities to the Company. These liabilities are reported as a component of Reserves for Future Policy Benefits.

Certain annuity contracts offered riders with guaranteed minimum withdrawal benefits, the non-life contingent portion of which are accounted for as embedded derivatives and are reported as a component of Other Policyholder Funds and Benefits Payable.
The Company assumes via reinsurance fixed indexed annuity contracts with guaranteed lifetime withdrawal benefit riders. Certain fixed indexed annuity contracts contain a second notional account value which provides additional annuitization benefits. These features result in other insurance benefit liabilities to the Company. These liabilities are reported as a component of Reserves for Future Policy Benefits. Additionally, fixed indexed annuity contracts with indexed-crediting rates include embedded derivatives and are reported as a component of Other Policyholder Funds and Benefits Payable.
Value of business acquired (VOBA) is an intangible asset, and represents an estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts. VOBA is amortized over the estimated gross profits of those acquired contracts.
The valuation of the reserves for such future policy benefits, valuation of embedded derivatives included within other policyholder funds and benefits payable, and the amortization of VOBA are measured based on actuarial methodologies and underlying economic and future policyholder behavior assumptions. Significant judgment is involved in the selection of the assumptions used to determine the valuation of the reserves for such future policy benefits, in the methods and assumptions used in the valuation of embedded derivatives, and the estimated gross profits used in the valuation of the amortization of VOBA. The principal assumptions include mortality, lapse, withdrawal, persistency, expenses, and discount rates.
Given the high level of estimation uncertainty of management’s actuarial assumptions, performing audit procedures to evaluate these assumptions required a high degree of auditor judgment and an increased extent of effort, including the need to involve our actuarial specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing assumptions used by management to estimate the valuation of future policy benefits, valuation of embedded derivatives included within other policyholder funds and benefits payable and amortization of VOBA included the following, among others:
•We tested the completeness and accuracy of the underlying data that served as the basis for the assumptions.
•With the assistance of our actuarial specialists, we evaluated the appropriateness of the assumptions and methodologies used by management.
•With the assistance of our actuarial specialists, on a sample basis, we developed independent estimates of the valuations derived from those assumptions and methodologies and compared our estimates to management’s estimates.
Investments in Fixed Maturities Classified as Available-for-Sale or Using Fair Value Option and Freestanding Derivatives — Refer to Notes 1, 2, 3 and 4 to the Consolidated Financial Statements
Critical Audit Matter Description
Investments in fixed maturities classified as available-for-sale or using fair value option are reported at fair value in the consolidated financial statements. Freestanding derivatives, which are reported in other investments or other liabilities, as appropriate, after considering the impact of master netting agreements, are also reported at fair value in the consolidated financial statements. Where fair values cannot be determined based on observable inputs, management uses unobservable inputs, such as credit spreads, equity volatility and interest rates beyond the observable curve, requiring judgment by management to determine the estimated fair value.
We identified the valuation of certain investments in fixed maturities classified as available-for-sale or using fair value option and freestanding derivatives as a critical audit matter because of the unobservable inputs management uses to estimate fair value. Auditing these unobservable inputs used by management required a high degree of auditor judgment, and an increased extent of effort, including the need to involve our fair value specialists.

How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing the valuation of fixed maturities classified as available-for-sale or using fair value option and freestanding derivatives included the following, among others:
•We tested the effectiveness of controls over the valuation of these investments, including controls over inputs, methods, and assumptions used in the Company’s estimation processes.
•On a sample basis, we tested the accuracy and completeness of the investments owned as of December 31, 2022, and the relevant attributes used in the determination of their fair values.
•With the assistance of our fair value specialists, for a sample of investments, we tested the mathematical accuracy of the fair value calculation and developed independent estimates of the fair value and compared our estimates to the Company’s estimates. In addition to developing independent estimates, we obtained an understanding of the models and inputs used by the Company and assessed those models and inputs for reasonableness. Such assessment included comparing inputs to external sources or developing independent inputs.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
April 27, 2023

We have served as the Company’s auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations

	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
(In millions)
Revenues
Policy charges and fee income (related party 2022: $(279))	$506	$410	$438	$741
Premiums (related party 2022: $(27))	109	31	24	35
Net investment income (related party 2022: $(136))	778	498	534	816
Net realized capital gains (losses) (related party 2022: $990)	317	(20)	(242)	(74)
Amortization of deferred gains (related party 2022: $27)	33	—	26	53
Total revenues	1,743	919	780	1,571
Benefits, losses and expenses
Benefits and losses (related party 2022: $(184))	637	285	375	626
Amortization of value of business acquired ("VOBA") and deferred acquisition costs ("DAC")	79	90	(43)	50
Insurance operating costs and other expenses (related party:$(119) and $0)	294	208	228	364
Other intangible asset amortization	6	3	3	6
Dividends to policyholders	3	2	1	60
Total benefits, losses and expenses	1,019	588	564	1,106
Income before income taxes	724	331	216	465
Income tax expense	107	51	30	66
Net income	$617	$280	$186	$399
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)

	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
(In millions)
Net income	$617	$280	$186	$399
Other comprehensive income (loss) ("OCI"):
Change in net unrealized gain or loss on fixed maturities, AFS	(2,129)	(10)	(275)	565
Change in net gain or loss on cash flow hedging instruments	(27)	—	1	(1)
OCI, net of tax	(2,156)	(10)	(274)	564
Comprehensive income (loss)	$(1,539)	$270	$(88)	$963
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets

	Successor Company
	As of December 31,
(In millions, except for share data)	2022	2021
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (net of ACL of $0 and $0) (amortized cost of $18,689 and $20,986)	$15,383	$20,971
Fixed maturities, at fair value, using fair value option	331	—
Equity securities, at fair value	179	203
Mortgage loans (net of ACL of $15 and $12)	2,520	2,131
Policy loans	1,495	1,484
Limited partnerships and other alternative investments (portion at fair value: $58 and $0)	1,300	1,147
Other investments	95	26
Short-term investments	1,489	1,254
Total investments	22,792	27,216
Cash	173	49
Reinsurance recoverables (net of ACL of $27 and $37) (related party: $11,537 and $6,143) (portion at fair value: $335 and $(8))	40,714	35,848
VOBA and DAC	518	479
Deferred income taxes, net	1,051	603
Goodwill and other intangible assets	155	161
Other assets	453	416
Separate account assets	87,255	111,592
Total assets	$153,111	$176,364
Liabilities
Reserve for future policy benefits	$21,432	$21,698
Other policyholder funds and benefits payable (portion at fair value: $254 and $575)	31,302	32,622
Funds withheld liability (related party: $9,248 and $5,128) (portion at fair value: $(1,481) and $(15))	10,485	6,379
Other liabilities (related party: $915 and $818)	2,023	1,920
Separate account liabilities	87,255	111,592
Total liabilities	152,497	174,211
Commitments and Contingencies (Note 11)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	1,877	1,877
Accumulated other comprehensive loss, net of tax	(2,166)	(10)
Retained earnings	897	280
Total stockholder’s equity	614	2,153
Total liabilities and stockholder’s equity	$153,111	$176,364

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholder's Equity

For the Year Ended December 31, 2022 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Loss	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,877	$(10)	$280	$2,153
Net income	—	—	—	617	617
Total other comprehensive loss	—	—	(2,156)	—	(2,156)
Balance, end of period	$6	$1,877	$(2,166)	$897	$614

For the Period of July 1, 2021 to December 31, 2021 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Loss	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,877	$—	$—	$1,883
Net income	—	—	—	280	280
Total other comprehensive loss	—	—	(10)	—	(10)
Balance, end of period	$6	$1,877	$(10)	$280	$2,153

For the Six Months Ended June 30, 2021 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,761	$1,281	$137	$3,185
Net income	—	—	—	186	186
Total other comprehensive loss	—	—	(274)	—	(274)
Capital contribution to parent	—	(235)	—	—	(235)
Dividends paid	—	—	—	(265)	(265)
Balance, end of period	$6	$1,526	$1,007	$58	$2,597

For the Year Ended December 31, 2020 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,761	$717	$68	$2,552
Cumulative effect of accounting changes, net of tax	$—	$—	$—	$(11)	$(11)
Adjusted balance, beginning of period	6	1,761	717	57	2,541
Net income	—	—	—	399	399
Total other comprehensive income	—	—	564	—	564
Dividends paid	—	—	—	(319)	(319)
Balance, end of period	$6	$1,761	$1,281	$137	$3,185
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	Successor Company		Predecessor Company
(In millions)	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Operating Activities
Net income	$617	$280	$186	$399
Adjustments to reconcile net income to net cash provided by (used for) operating activities
Net realized capital (gains) losses (related party 2022: $990)	(317)	20	242	74
Amortization of deferred reinsurance gain (related party 2022: $27)	(33)	—	(26)	(53)
Amortization of VOBA	79	90	(43)	50
Depreciation and amortization	227	102	38	69
Deferred income tax expense	125	138	29	54
Interest credited on investment and universal life-type contracts	534	314	152	379
Other operating activities, net	(38)	(208)	(114)	(120)
Change in assets and liabilities:
Increase in reinsurance recoverables	(758)	(63)	(134)	(331)
Increase (decrease) for future policy benefits and unearned premiums	230	(40)	63	160
Net changes in other assets and other liabilities	93	(132)	51	185
Net proceeds from (payments for) reinsurance transactions	121	(877)	—	—
Net cash provided by (used for) operating activities	880	(376)	444	866
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	6,185	2,976	1,622	2,824
Equity securities, at fair value	26	47	3	7
Mortgage loans	258	294	158	373
Partnerships	64	102	71	77
Payments for the purchase of:
Fixed maturities, available-for-sale	(4,255)	(1,974)	(1,197)	(2,866)
Fixed maturities, fair value option	(352)	—	—	—
Equity securities, at fair value	(22)	(121)	(45)	(26)
Mortgage loans	(667)	(207)	(177)	(242)
Partnerships	(158)	(100)	(74)	(134)
Net proceeds from (payments for) repurchase agreements program	25	(11)	8	(16)
Net proceeds from (payments for) derivatives	(559)	(161)	(539)	143
Net proceeds from (payments for) policy loans	(11)	9	(32)	15
Net proceeds from (payments for) short-term investments	(255)	(314)	200	(234)
Other investing activities, net	—	—	—	(10)
Net cash provided by (used for) investing activities	279	540	(2)	(89)
Financing Activities
Deposits and other additions to investment and universal life-type contracts	2,033	872	1,001	1,971
Withdrawals and other deductions from investment and universal life-type contracts	(8,109)	(4,766)	(4,862)	(9,627)
Net transfers from separate accounts related to investment and universal life-type contracts	5,140	3,598	3,659	7,117
Net increase (decrease) in securities loaned or sold under agreements to repurchase	(99)	131	270	(7)
Dividend paid on shares outstanding	—	—	(265)	(319)
Return of capital to parent	—	—	(235)	—
Net cash used for financing activities	(1,035)	(165)	(432)	(865)
Net increase (decrease) in cash	124	(1)	10	(88)
Cash — beginning of period	49	50	40	128
Cash — end of period	$173	$49	$50	$40
Supplemental Disclosure of Cash Flow Information:
Income taxes received (paid)	$142	$(13)	$2	$—
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)

1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Talcott Resolution Life Insurance Company, together with its consolidated subsidiaries, (collectively, "TL," the "Company," "we" or "our") is a life insurance and annuity company and comprehensive risk solutions-provider in the United States ("U.S.") and is a wholly-owned subsidiary of TR Re, Ltd. ("TR Re"), a Bermuda based entity. Talcott Resolution Life, Inc. ("TLI"), a Delaware corporation and Talcott Holdings, L.P. ("THLP") are indirect parents of the Company and the Company has an ultimate parent of Talcott Financial Group, Ltd. ("TFG" or "Talcott Financial Group").
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities. Certain reclassifications have been made to conform to current year presentation.
On June 30, 2021, the Company’s previous indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Company (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street, a global investment firm, with and into THLP pursuant to an Agreement and Plan of Merger (the “Agreement"). Through the Agreement, TFG indirectly obtained 100% control of THLP and its life and annuity operating subsidiaries for a total purchase price of approximately $2.2 billion, comprised of a $500 pre-closing dividend and cash of $1.7 billion. The merger was accounted for using business combination accounting, together with an election to apply pushdown accounting. Under this method, the purchase price paid was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. Determining the fair value of certain assets acquired and liabilities assumed is judgmental in nature and often involves the use of significant estimates and assumptions. The Company’s financial statements and footnote disclosures are presented into two distinct periods. The periods prior to the consummation of the Agreement are labeled ("Predecessor Company") and the periods subsequent to that date are labeled ("Successor Company") to distinguish between the different basis of accounting between the periods presented. As a result of the application of purchase accounting, the financial statements for the year ended December 31, 2022 and period of July 1, 2021 to December 31, 2021, are not comparable to the prior periods presented. In addition, as a result of the acquisition the Company conformed to TFG’s accounting policies and modified its presentation for certain transactions.
Description of Business
As of December 31, 2022, the Company managed approximately 490 thousand annuity contracts with an account value of approximately $36.7 billion, gross of reinsurance, and private placement life insurance with an account value of approximately $39.0 billion. Upon the Company's acquisition by Sixth Street, the Company's strategy changed to be one of a life insurance aggregator through reinsurance. Since the Sixth Street acquisition, the Company has participated in multiple assumed reinsurance transactions that have positioned the Company, as part of the Talcott Financial Group, as a leading participant in this area of the life insurance marketplace. As part of the Company's growth strategy, the Company assumes life insurance blocks of business, providing external insurers with solutions to create capital flexibility and risk management efficiencies. Since the Sixth Street Acquisition and as of December 31, 2022, the Company has assumed fixed indexed annuities of $6.4 billion and variable annuities of $6.6 billion.
On November 1, 2022, the Company entered into a reinsurance agreement with The Guardian Insurance & Annuity Company, Inc. (“GIAC” or "Guardian") to reinsure $7.1 billion in variable annuity reserves, primarily comprised of contracts with living withdrawal benefit and death benefit riders. The Company assumed 100% of $439 in general account reserves on a coinsurance basis and assumed 100% of $6.7 billion in separate account reserves on a modified coinsurance basis. The Company acquired general account assets to support the assumed reserves and received $121 in cash from GIAC upon closing, primarily relating to a ceding commission of $65 and cash settlements. A deferred gain on reinsurance was recorded in other liabilities upon the effective date for approximately $90 and will be recognized in income over the expected life of the underlying policies. As part of this transaction, the Company entered into an administration services agreement for the reinsured block and will ultimately administer the reinsured block within two years following the close of the transaction.
On December 30, 2021, pursuant to a reorganization approved by the Connecticut Department of Insurance ("CTDOI") on November 18, 2021, TLI contributed the Company to TR Re and TR Re subsequently became the Company's direct parent. TR Re was formed on June 28, 2021 and is an approved Class E insurer under the Bermuda Monetary Authority.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
On December 30, 2021, the Company entered into a reinsurance agreement with Allianz Life Insurance Company of North America ("Allianz") to assume approximately $8.0 billion of fixed indexed annuities ("FIA") reserves ("Inforce Agreement"). The Company assumed 100% of one block (approximately $5.0 billion of FIA reserves) and 5% of another block (approximately $3.0 billion of FIA reserves) on a coinsurance basis and the Company acquired general account assets to support these assumed reserves. Certain of the FIAs included living withdrawal benefits. The Company paid $693 to Allianz upon closing, primarily relating to a ceding commission of $866, offset by cash settlements. The Company will participate in an aggregated hedging pool administered by Allianz, whereby the Company will pay Allianz a fee in order to participate in the pool and will receive an index credit payout based on the level of participation in the pool. A deferred gain on reinsurance was recorded in other liabilities upon the effective date for approximately $25 and will be recognized in income over the expected life of the underlying policies. On July 29, 2022, the Company executed a flow reinsurance agreement with Allianz. Under the terms of the transaction, the Company assumed certain FIA contracts issued by Allianz after August 2, 2022 on a coinsurance basis ("Flow Agreement"). Allianz will continue to service and administer the policies reinsured under the Inforce Agreement and Flow Agreement as the direct insurer of the business. On December 31, 2022, the Company retroceded 75% of the business assumed from Allianz to TR Re on a modified coinsurance basis. As a result of the retrocession, the Company recorded a deferred gain of $137.
On December 30, 2021, the Company entered into an affiliated reinsurance agreement with its parent TR Re. The Company generally ceded 50% of reserves related to variable and payout annuity blocks, with 100% of certain variable annuity guarantees and certain structured settlement contracts ceded at a lesser quota share percentage. All but the Company’s terminal funding block was ceded on a modified coinsurance basis, with the terminal funding block ceded on a coinsurance with funds withheld basis. The reinsured business ceded was the Company's direct written business and was not previously assumed. This affiliate reinsurance transaction was accounted for in accordance with reinsurance accounting. Under this method, a deferred gain on reinsurance was recorded in other liabilities of approximately $805 and will be recognized in income over the expected life of the underlying policies. The Company will continue to service and administer the policies as insurer of the reinsured block of business and will remain responsible for fulfilling its obligations to policyholders. The Company paid TR Re $100 in ceding commission and an additional $84 to settle tax balances associated with the transaction as part of the arrangement.
On September 17, 2021, the Company executed a flow reinsurance transaction with Lincoln National Corporation's ("Lincoln") insurance subsidiary, The Lincoln National Life Insurance Company. The Company coinsured a living benefit rider on variable annuity contracts issued by Lincoln between April 1, 2021 through June 30, 2022 up to a maximum of $1.5 billion of reinsured deposits. In June 2022, the Company entered into an extension of the agreement through June 30, 2023, at a lower quota share for contracts issued subsequent to June 30, 2022. Lincoln will continue to service and administer the policies as direct insurer of the business.
For additional information regarding reinsurance transactions, refer to Note 5 - Reinsurance.
In conjunction with the sale from The Hartford Financial Services Group ("The Hartford") in 2018, the Company entered into a five year transition services agreement with The Hartford to provide general ledger, cash management, investment accounting and information technology infrastructure services. In March 2019, the Company converted its existing transition services agreement for investment accounting services into an administrative service agreement, which expires in May 2023. The transition services agreement with The Hartford for the remaining services ended in 2020, as those services had fully transitioned to the Company.
Consolidation
The Consolidated Financial Statements include the accounts of the Company and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. Entities in which the Company has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. All intercompany transactions and balances between the Company and its subsidiaries have been eliminated.
Use of Estimates
The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates.
The most significant estimates include:
•Valuation of investments, including the underlying investments within the funds withheld liability;
•Evaluation of credit losses on fixed maturities, available for sale ("AFS");

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
•Allowance for credit losses (“ACL”) on mortgage loans;
•Valuation of derivative assets and liabilities, including embedded derivatives;
•Valuation of liabilities associated with FIA;
•Estimated gross profits ("EGPs") used to amortize VOBA and liabilities associated with variable annuities, FIA, and other universal life-type contracts, as well as certain deferred reinsurance amounts;
•Evaluation of goodwill and other intangible assets for impairment;
•Valuation of living withdrawal benefits and FIA required to be recorded at fair value;
•Valuation of value of business acquired ("VOBA"), deferred gains on reinsurance, and deferred acquisition costs ("DAC");
•Valuation allowance on deferred tax assets;
•Contingencies relating to corporate litigation and regulatory matters
Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements.
Pushdown Accounting
Sixth Street
The Sixth Street Acquisition was accounted for using business combination accounting, together with an election to apply pushdown accounting. The goodwill from the Sixth Street Acquisition is attributable to the Company's expectation that the combined group can leverage its insurance platform to become a life insurance aggregator. Goodwill for the Sixth Street Acquisition is not deductible for tax purposes.
The following table represents the final determination of the fair value of the assets acquired and liabilities assumed for the Sixth Street Acquisition:

Cash and invested assets	$19,711
VOBA	565
Deferred income taxes	737
Goodwill	97
Other intangible assets	67
Reinsurance recoverables and other assets [1]	30,481
Separate account assets	112,857
Total assets	164,515
Reserves for future policy benefits	21,122
Other policyholder funds and benefits payable	25,961
Funds withheld liability [1]	1,039
Other liabilities	1,653
Separate account liabilities	112,857
Total liabilities	162,632

Stockholder's equity	1,883
Total liabilities and stockholder's equity	$164,515
[1]    Previously reported table was updated to reflect the gross presentation for modified coinsurance reinsurance transactions.
The Successor Company's assets and liabilities are recognized based on TFG’s accounting basis, with an offset to additional paid-in capital. In addition, retained earnings and accumulated other comprehensive income (“AOCI”) of the Predecessor Company are not carried forward, as a new basis of accounting has been established.
Invested Assets
The acquired investments are recorded at fair value through adjustments to additional paid-in capital at the acquisition date.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
Value of Business Acquired/Additional Reserves
In conjunction with the acquisition of the Company, a portion of the purchase price was allocated to the right to receive future gross profits from cash flows and earnings of the Company's insurance and investment contracts as of the date of the Sixth Street Acquisition. This intangible asset is called VOBA and is based on the actuarially estimated present value of future cash flows from the Company's insurance and investment contracts in-force as of the date of the transaction. The estimated fair value calculation of VOBA is based on certain assumptions, including equity market returns, mortality, persistency, expenses, discount rates, and other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company amortizes VOBA over EGPs and it is reviewed for recoverability quarterly. The fair value of certain acquired obligations of the Company exceeded the book value of assumed in-force policy liabilities resulting in additional reserve liabilities. These liabilities were increased to fair value, which is presented separately from VOBA as an additional insurance liability in other policyholder funds and benefits payable. The additional liability is amortized to income over the life of the underlying policies.
Goodwill
Goodwill represents the excess of the acquisition cost of an acquired business over the fair value of assets acquired and liabilities assumed. Goodwill is not amortized but is tested for impairment at the entity or reporting unit level annually or when events or circumstances arise, such as adverse changes in the business climate, that would more likely than not reduce the fair value of the entity or a reporting unit below its carrying value. Our methodology for conducting this goodwill impairment testing contains both a qualitative and quantitative assessment.
The Company has the option to initially perform an assessment of qualitative factors in order to determine whether it is more likely than not that the fair value of the entity or a reporting unit is less than its carrying amount. The qualitative factors may include, but are not limited to, economic conditions, industry and market considerations, cost factors, overall financial performance of the entity or a reporting unit and other company and entity-level or reporting unit-specific events. If it is determined that it is more likely than not that the fair value of the entity or reporting unit is less than its carrying amount, we then perform the impairment evaluation using a more detailed quantitative assessment. If the carrying values of the entity or reporting units were to exceed their fair value under that quantitative assessment, the amount of the impairment would be calculated and goodwill would be adjusted accordingly. The Company could directly perform this quantitative assessment, bypassing the qualitative assessment and perform a quantitative impairment test.
As a result of the quantitative review performed for the year ended December 31, 2022, the Company determined that the estimated fair value of TL exceeded its respective carrying value and that goodwill was not impaired. For the year ended December 31, 2021, the Company determined that the goodwill associated with TL was not impaired.
For a discussion of goodwill from the Sixth Street Acquisition, refer to Note 7 - Goodwill and Other Intangible Assets.
Other Intangible Assets
Intangible assets with definite lives are amortized over the estimated useful life of the asset. Amortizing intangible assets primarily consists of internally developed software amortized over a period not to exceed seven years. Intangible assets with indefinite lives, primarily insurance licenses, are not amortized but are reviewed annually in the Company's impairment analysis. They will be tested for impairment more frequently if events or circumstances indicate the fair value of indefinitely lived intangibles is less than the carrying value.
The Company determined during its reviews for December 31, 2022 and 2021 that its other indefinite-lived intangible assets and finite-lived intangible assets were not impaired.
For a discussion of other intangible assets from the Sixth Street Acquisition, refer to Note 7 - Goodwill and Other Intangible Assets.
Future Adoption of New Accounting Standards
Troubled Debt Restructurings and Vintage Disclosures

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
The Financial Accounting Standards Board ("FASB") issued Accounting Standards Update (“ASU”) 2022-02, Financial Instruments – Credit Losses (Topic 326) – Troubled Debt Restructurings and Vintage Disclosures (“ASU 2022-02”) in March 2022, which eliminates the accounting guidance on troubled debt restructurings for creditors and amends the guidance on vintage disclosures. The amendments require that an entity evaluate whether the loan modification represents a new loan or a continuation of an existing loan, and introduce new requirements related to modifications made to borrowers experiencing financial difficulty. Additionally, ASU 2022-02 enhances disclosures for borrowers experiencing financial difficulty, by requiring current-period gross write-offs by year of origination for creditors with respect to loan refinancing and restructurings and internal risk ratings for financing receivables. ASU 2022-02 is effective for annual periods beginning after December 15, 2022 and interim periods within those annual periods, with early adoption permitted. The Company will adopt the amendments of ASU 2022-02 prospectively in the first quarter of 2023 and does not expect it to have a material impact on the Company.
Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions
The FASB issued ASU 2022-03, Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”) in June 2022. ASU 2022-03 clarifies that a contractual sales restriction is not considered in measuring an equity security at fair value and to introduce new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value. ASU 2022-03 applies to both holders and issuers of equity and equity-linked securities measured at fair value. The amendments in ASU 2022-03 are effective for the Company in fiscal years beginning after December 15, 2023, and interim periods within those fiscal years, with early adopted permitted. The Company will adopt the provisions of ASU 2022-03 in the first quarter of 2024 and does not expect it to have a material impact on the Company.
Accounting for Contract Assets and Contract Liabilities from Contracts with Customers
The FASB issued ASU 2021-08, Accounting for Contract Assets and Contract Liabilities from Contracts with Customers (“ASU 2021-08”) in October 2021, which requires acquiring entities to apply Topic 606, Revenue from Contracts with Customers upon recognizing and measuring contract assets and liabilities in a business combination. This update is intended to improve comparability after a business combination, by providing consistent recognition and measurement of revenue contracts with customers acquired and not acquired in a business combination. ASU 2021-08 is effective for annual periods beginning after December 15, 2022 and interim periods within those annual periods, with early adoption permitted. The amendments in ASU 2021-08 should be applied prospectively. We will adopt the provisions of this ASU in the first quarter of 2023 and do not expect it to have a material impact on the Company.
Targeted Improvements to the Accounting for Long Duration Contracts
The FASB issued ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts ("ASU 2018-12") in August 2018, which impacts the existing recognition, measurement, presentation, and disclosure requirements for certain long-duration contracts issued by an insurance company. The guidance is intended to improve the timeliness of recognizing changes in the liability for future policy benefits ("LFPB"), by requiring annual or more frequent updates of insurance assumptions and modifying rates used to discount future cash flows. Further, the guidance seeks to improve the accounting for certain market-based options or guarantees associated with account balance contracts, simplify the amortization of DAC and other balances amortized on a basis consistent with DAC, and improve the effectiveness of the required disclosures.
This guidance was amended through the issuance of ASU 2020-11, which deferred the effective date the Company is required to adopt the guidance to January 1, 2023 with early adoption permitted. Through the issuance of ASU 2022-05, an insurance entity is permitted, prior to the effective date, to exclude certain contracts from applying the amendments in ASU 2018-12, when those contracts have been derecognized because of a sale or disposal of an individual or a group of contracts or legal entities and in which the insurance entity has no significant continuing involvement with the derecognized contracts. The Company does not currently intend to apply this accounting policy election.
The Company intends to use the full retrospective adoption method, as of the date of the Sixth Street Acquisition. The Company does not expect an impact to stockholder's equity as a result of the adoption of ASU 2018-12, due to the application of purchase accounting; whereby assets and liabilities were transacted at fair value as of the date of the acquisition. Upon the adoption of ASU 2018-12, the change in the carrying value of insurance assets and liabilities as of July 1, 2021 are recorded with an equal and offsetting adjustment to VOBA or an additional reserve. Refer below for further discussion of other impacts upon adoption to the new standard. The adoption is expected to have a material effect on the Company’s results of operations due to the updating of cash flow assumptions for LFPB, recognition of changes to the fair value of market risk benefits (“MRB”), and the change in amortization methodology for DAC and other DAC-like balances.
The Company has made key accounting policy decisions, including insurance policy groupings for recognition and measurement of LFPB, discount rate methodology, development of liability cash flow and claim expense assumptions, and DAC and other DAC-like amortization methodology. Outlined below are four key areas of change, although there are other less significant policy changes not noted below.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)

Amended Topic	Description	Adoption Method and Transition Impact
Cash flow and discount rate assumptions underlying insurance liabilities	For nonparticipating traditional and limited-payment insurance contracts, the Company will evaluate, at least annually in the same fiscal quarter, as to whether an update to cash flow assumptions is needed. The Company will update the cash flows used to measure the LFPB, for both changes in future assumptions and actual experience, at least annually.

The updating of cash flows impacts the amount of the deferred profit liability (“DPL”) recorded for limited-payment contracts. The DPL will be adjusted concurrently with any updating of the LFPB.

	Cash flows are required to be discounted with an upper-medium grade (or low credit risk) fixed-income instrument yield, with the effect of discount rate changes on the liability recorded in other comprehensive income (“OCI”). The discount rate utilized is intended to reflect the duration characteristics of the corresponding insurance liabilities. The Company will obtain yield curves and spreads for a range of tenors to determine spot yields to discount the cash flows of the insurance liabilities as of each valuation date.	The Company will adopt the guidance for LFPB, as of the date of the Sixth Street Acquisition. As of the acquisition date, the Company expects there will be a decrease to LFPB (and the associated reinsurance recoverable), which will be offset by a net increase to an additional reserve. This is due to the application of purchase accounting associated with the Sixth Street Acquisition, which employed lower discount rates for the fair value calculations than the required discount rates to value the cash flows on the insurance liabilities under ASU 2018-12.
MRB	The Company currently offers and assumes certain guarantees and product features on variable annuity and FIA products, which protect the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. These MRB features are required to be measured at fair value with changes in fair value recorded in net income, with the exception of the changes in MRB liabilities attributable to a change in an entity’s nonperformance risk, which is required to be recognized in OCI. For products that are reinsured, the portion of the change in MRB attributable to changes in the reinsurer’s nonperformance risk is recognized in income. The Company shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the MRB upon adoption.	The Company will adopt the guidance for MRB using the full retrospective method. As of the acquisition date, the Company expects there to be an increase to the MRB liability (and the associated reinsurance recoverable) and a decrease to VOBA, as a result of the difference between the establishment of the MRB recorded at fair value under ASU 2018-12 and reserves previously recorded for those benefits.
Amortization of DAC and other DAC-like balances	The Company will amortize DAC and other DAC-like balances on a constant-level basis over the expected term for a group of contracts consistent with the groupings used in estimating the associated LFPB. The constant-level basis for the group approximates a pattern of straight-line amortization at an individual contract level by using a method specific to the underlying product. The amortization rate utilized is calculated at the end of the current reporting period, including actual experience and any assumption updates. The revised amortization rate is applied prospectively from the beginning of the current reporting period.	As a result of amortizing DAC and other DAC-like balances on a constant-level basis, the Company does not expect a significant impact upon the adoption of ASU 2018-12.
Reporting and Disclosures	ASU 2018-12 requires certain enhanced presentation and disclosures including disaggregated rollforwards for LFPB, policyholder account balances, MRB, separate account liabilities, DAC and other DAC-like balances, and information about significant inputs, judgments and methods used in the LFPB measurement. The enhanced disclosures are intended to improve the ability of users of the financial statements to evaluate the timing, amount, and uncertainty of cash flows arising from long-duration contracts.	The Company’s implementation efforts and the evaluation of the impacts of the guidance on its consolidated financial statements, as well as its systems, processes, and controls, continue to progress. Given the nature and extent of the required changes to a significant portion of the Company’s operations, the adoption of this guidance is expected to have a material impact on its financial position and results of operations. In addition, there will be a significant increase in required disclosures.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has no reportable segments and its principal products and services are comprised of variable, fixed and payout annuities, FIAs, and private-placement life insurance. The Company's determination that it has no reportable segments is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at a consolidated level.
Revenue Recognition
For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Policy charges and fee income for variable annuity, FIA, deferred annuity and other universal life-type contracts primarily consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life products, premiums are recognized as revenue when due from policyholders.
Investments
Overview
The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments are classified as AFS and are carried at fair value, net of ACL. The after-tax difference between fair value and cost or amortized cost is reflected in stockholder's equity as a component of AOCI, after adjustments for the effect of VOBA and reserve adjustments. Equity securities are measured at fair value with any changes in valuation reported in net income. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts, net of ACL. Policy loans are carried at outstanding balance. Limited partnerships and other alternative investments are reported at their carrying value and are primarily accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments accounted for under the equity method is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month lag and hedge funds generally on a one-month lag. Accordingly, income for the year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the period of January 1, 2021 to June 30, 2021 (Predecessor Company), and the year ended December 31, 2020 (Predecessor Company), may not include the full impact of current year changes in valuation of the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. Other investments consist of derivative instruments which are carried at fair value and real estate acquired in satisfaction of debt. Short-term investments, including cash equivalents, are carried at amortized cost, which approximates fair value.
Fair Value Option ("FVO")
The Company has elected the FVO for rated feeder fund investments, where a single entity issues both debt securities and equity interests and the Company owns both the debt security and equity interest portions of the investment. The Company has elected the FVO for these investments to reflect changes in fair value in earnings and to align the timing of the fair value measurement for its multiple investments in that single entity.
Credit Losses
An ACL is recognized as an estimate of credit losses expected over the life of financial instruments, such as mortgage loans, reinsurance recoverables and off-balance sheet credit exposures that the Company cannot unconditionally cancel. The measurement of the expected credit loss estimate is based on historical loss data, current conditions, and reasonable and supportable forecasts.
Credit losses on fixed maturities, AFS carried at fair value are measured through an other-than-temporary impairment ("OTTI"); however, losses are recognized through the ACL and no longer as an adjustment to the amortized cost. Recoveries of OTTI on fixed maturities, AFS are recognized as reversals of the ACL recognized through net realized capital gains and losses and no longer accreted as net investment income through an adjustment to the investment yield. Additionally, purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance establishes an ACL at acquisition, which is recorded with the purchase price to establish the initial amortized cost of the investment.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
Net Realized Capital Gains and Losses
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in equity securities, derivatives contracts (both freestanding and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, and certain investments where the FVO has been elected. The entire change in fair value of the FVO investment includes the components related to dividends and interest income. Impairments and changes in the ACL on fixed maturities, AFS; mortgage loans; and reinsurance recoverables are recognized as net realized capital losses in accordance with the Company’s impairment and ACL policies as discussed in Note 3 - Investments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.
Interest income from fixed maturities, FVO is recognized when earned on the constant effective yield method based on estimated timing of cash flows.
Net Investment Income
Interest income from fixed maturities, AFS and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments using the retrospective method; however, if these investments have previously recognized an ACL and for certain other asset-backed securities, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends are recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings. Expected credit losses on fixed maturities, AFS are recorded through an ACL. The Company’s non-income producing investments were not material for the year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the period of January 1, 2021 to June 30, 2021 (Predecessor Company), and the year ended December 31, 2020 (Predecessor Company). In addition, net investment income includes a portion of the change in funds withheld at interest, as a result of the change in the risk-free rate on the host contract.
Derivative Instruments
Overview
The Company utilizes a variety of over-the-counter ("OTC") transactions, OTC cleared through central clearing houses ("OTC-cleared"), and exchange traded derivative instruments as part of its overall risk management strategy as well as to enter into replication transactions. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives:
•to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility;
•to manage liquidity;
•to control transaction costs;
•to enter into synthetic replication transactions.
Interest rate and credit default swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.
Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment determined at inception is made by the purchaser of the contract and no principal payments are exchanged.
Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.
Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.
Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.
The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in other investments and other liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.
The Company clears certain interest rate swap and credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid securities, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 4 - Derivatives of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment amounts either received or paid on the variation margin, which are reflected in realized capital gains and losses or, if characterized as interest, in net investment income.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (2) a hedge of a net investment in a foreign operation (“net investment” hedge) or (3) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.
Cash Flow Hedges - Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Cash flows from cash flow hedges are presented in the same category as the cash flows from the items being hedged on the Consolidated Statements of Cash Flows.
Other Investment and/or Risk Management Activities - The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.
Hedge Documentation and Effectiveness Testing
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
Discontinuance of Hedge Accounting
The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.
When cash flow hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.
In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged item.
Embedded Derivatives
The Company purchases investments and has previously issued and assumed via reinsurance financial products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument on the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association ("ISDA") agreements which are structured by legal entity and by counterparty and permit right of offset. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $7. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.
Cash
Cash represents cash on hand and demand deposits with banks or other financial institutions, as well as money market funds.
Reinsurance
The Company cedes to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. The Company also assumes from unaffiliated insurers to provide our counterparties with risk management solutions. The Company's historical reinsurance cessions provided a level of risk mitigation desired by prior ownership. The Company's current reinsurance assumptions and internal retrocessions provide strategic business growth opportunities. In ceding and assuming risks, the Company may use various types of reinsurance including coinsurance, modified coinsurance, coinsurance with funds withheld arrangements, and yearly renewable term. Failure of reinsurers to honor their obligations could result in losses to the Company. Ceded reinsurance arrangements do not discharge the Company as the primary insurer, except for instances where the primary policy or policies have been novated.
Premiums and benefits and losses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and are presented net of an ACL which is based on the expectation of lifetime credit loss.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions. The deferred gain or acquisition cost related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies and is primarily amortized on a constant-level basis.
Under coinsurance arrangements, reserves and investment assets are transferred from the ceding insurer to the reinsurer. In certain arrangements, the reinsurer will hold the assets supporting the reserves in a trust for the benefit of the ceding insurer.
Under modified coinsurance arrangements, both the ceded reserves and the investment assets that support the reserves are retained by the cedant and profit and loss with respect to the obligations and investment returns flow through periodic net settlements. Under coinsurance with funds withheld arrangements, ceded reserves are transferred to the reinsurer, however, investment assets that support the reserves are retained by the cedant, and profit and loss with respect to only the investment returns flow through periodic net settlements. Both modified coinsurance and coinsurance with funds withheld arrangements require the cedant to establish a mechanism which legally segregates the underlying assets. The Company has the right of offset on general account assets and liabilities reinsured on a modified coinsurance and coinsurance with funds withheld basis, but have elected to present balances due to and due from reinsurance counterparties on a gross basis, within reinsurance recoverables and funds withheld liability on the Consolidated Balance Sheets. Modified coinsurance of assumed separate accounts accounted for under reinsurance accounting is presented on a net basis on the Consolidated Balance Sheets. As a result of the net presentation of the reinsured separate account assets and liabilities, we have revenue recorded from the reinsurance separate accounts as fee income, but not an associated asset or liability on the Consolidated Balance Sheets.
A funds withheld liability is established which represents the fair value of investment assets segregated under ceded modified coinsurance or coinsurance with funds withheld reinsurance arrangements. The funds withheld liability is comprised of a host contract and an embedded derivative. For ceded reinsurance agreements, the cedant has an obligation to pay the total return on the assets supporting the funds withheld liability. Interest accrues at a risk-free rate on the host contract and is recorded as net investment income in the Consolidated Statements of Operations. The embedded derivative is similar to a total return swap on the income generated by the underlying assets held by the cedant. The change in the embedded derivative is recorded in net realized capital gains (losses).
The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company.
Value of Business Acquired
VOBA represents the estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts as of the date of the acquisition. It is based on the actuarially estimated present value of future cash flows from the acquired insurance and investment contracts in-force as of the date of the acquisition. The principal assumptions used in estimating VOBA include equity market returns, mortality, persistency, expenses, and discount rates, in addition to other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. For certain transactions, the fair value of acquired obligations of the Company exceed the book value of assumed in-force policy liabilities resulting in additional insurance liabilities. In pushdown accounting, these liabilities were increased to fair value, which is presented separately from VOBA as an additional insurance liability included in other policyholder funds and benefits payable on the Consolidated Balance Sheets. The Company amortizes VOBA over EGPs and it is reviewed for recoverability quarterly.
The Company also uses the present value of EGPs to determine reserves for universal life type contracts (including VA) with death or other insurance benefits such as guaranteed minimum death benefits, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that time frame are immaterial. Future gross profits are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full and partial surrender rates; interest credited; mortality; and annuitization rates. Changes in these assumptions and changes to other assumptions such as expenses and hedging costs cause EGPs to fluctuate, which impacts earnings.
In the third quarter of 2022, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax charge and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder behavior assumptions if credible emerging data indicates that changes are warranted. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the VOBA models, as well as EGPs used in the death and other insurance benefit reserving models.
All assumption changes that affect the estimate of future EGPs including the update of current account values and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the VOBA, death and other insurance benefit reserve balances on the Consolidated Balance Sheets with an offsetting benefit or charge on the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company's current best estimate assumptions. The Company also tests the aggregate recoverability of VOBA by comparing the existing balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.
Policyholders or their beneficiaries may make modifications to existing contracts. If the new modification results in a substantially changed replacement contract, the existing VOBA is written off through income. If the modified contract is not substantially changed, the existing VOBA continues to be amortized and incremental costs are expensed in the period incurred.
Income Taxes
The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company's current taxable income and its income before tax under U.S. GAAP in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.
Separate Accounts
The Company records the variable account value portion of variable annuities, variable life insurance products and individual, institutional, and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by the change in the related liability. The Company earns fee income for investment management, certain administrative services and mortality and expense risks.
Reserve for Future Policy Benefits
Reserve for Future Policy Benefits on Universal Life-type Contracts
Certain contracts classified as universal life-type include death and other insurance benefit features. These features include guaranteed minimum death benefit ("GMDB") and the life-contingent portion of guaranteed minimum withdrawal benefit ("GMWB") riders offered with variable annuity contracts, including assumed variable annuity contracts, secondary guarantee benefits offered with universal life insurance contracts, as well as GLWB riders and guaranteed annuitization benefits offered by assumed variable annuity and FIA contracts. GMDB riders on variable annuities provide a death benefit during the accumulation phase that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). For the Company's products with life-contingent GMWB riders, the withdrawal benefit can exceed the guaranteed remaining balance ("GRB"), which is generally equal to premiums less withdrawals. In addition to recording an account value liability that represents policyholder funds, the Company records a death and other insurance benefit liability for

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
GMDBs, the life-contingent portion of GMWBs and the universal life insurance secondary guarantees. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. GLWBs on FIA contracts allow guaranteed lifetime withdrawals even if account value is otherwise insufficient. Certain FIA contracts contain a second notional account value which provides additional annuitization benefits. This death and other insurance benefit liability is reported in reserve for future policy benefits on the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits and losses in the Company’s Consolidated Statements of Operations.
The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected assessments and investment margin. Total expected assessments are the aggregate of all contract charges, including those for administration, mortality, expense, and surrender. The liability is accrued as actual assessments are earned. The expected present value of benefits and assessments are generally derived from a set of stochastic scenarios that have been calibrated to assumed market rates of return and assumptions including volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the liability, with a related charge or credit to benefits and losses. For further information on the Unlock, see the Value of Business Acquired accounting policy section within this footnote.
The Company reinsures a majority of its FIA, a portion of its in-force GMDB and GMWB risks, and all of its universal life insurance secondary guarantees.
Reserve for Future Policy Benefits on Traditional Annuity and Other Contracts
Traditional annuities recorded within the reserve for future policy benefits primarily include life-contingent contracts in the payout phase such as structured settlements and terminal funding agreements. Other contracts within the reserve for policyholder benefits include whole life and guaranteed term life insurance contracts. The reserve for future policy benefits is calculated using standard actuarial methods considering the present value of future benefits and related expenses to be paid less the present value of the portion of future premiums required using assumptions “locked in” at the time the policies were issued, including discount rate, withdrawal, mortality and expense assumptions deemed appropriate at the issue date. Future policy benefits are computed at amounts that, with additions from any estimated premiums to be received and with interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. While assumptions are locked in upon issuance of new contracts and annuitizations of existing contracts, significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.
The Company uses reinsurance for a portion of its fixed and payout annuity businesses and its life insurance business.
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily include the non-variable account values associated with variable annuities, including account values for assumed variable annuities, assumed FIA and other universal life-type contracts, investment contracts, assumed FIAs and the non-life contingent portion of variable annuity GMWBs that are accounted for as embedded derivatives at fair value as well as other policyholder account balances associated with our life insurance businesses and assumed reinsurance. Investment contracts are non-life contingent and include institutional and governmental deposits, structured settlements and fixed annuities. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals, payments and assessments through the financial statement date. For discussion of the fair value of GMWBs and assumed FIAs that represent embedded derivatives, refer to Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements
The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:
Level 1    Fair values based primarily on unadjusted quoted prices for identical assets or liabilities, in active markets that the Company has the ability to access at the measurement date.
Level 2    Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.
Level 3    Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair values uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.
The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine fair values that the Company has classified within Level 3.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2022 (Successor Company)
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$254	$—	$213	$41
Collateralized loan obligations ("CLOs")	676	—	567	109
Commercial mortgage-backed securities ("CMBS")	1,514	—	1,237	277
Corporate	10,241	—	9,622	619
Foreign government/government agencies	315	—	311	4
Municipal	1,040	—	1,039	1
Residential mortgage-backed securities ("RMBS")	417	—	400	17
U.S. Treasuries	926	—	926	—
Total fixed maturities, AFS	15,383	—	14,315	1,068
Fixed maturities, FVO	331	—	25	306
Equity securities, at fair value	179	—	155	24
Limited partnerships and other alternative investments, FVO	58	—	—	58
Derivative assets
Foreign exchange derivatives	1	—	1	—
Macro hedge program	194	—	39	155
Total derivative assets [1]	195	—	40	155
Short-term investments	1,489	742	610	137
Reinsurance recoverable for FIA options	49	—	—	49
Reinsurance recoverable for FIA embedded derivative	288	—	—	288
Reinsurance recoverable for GMWB	(131)	—	—	(131)
Modified coinsurance reinsurance contracts	129	—	129	—
Separate account assets [2]	86,122	52,642	33,139	53
Total assets accounted for at fair value on a recurring basis	$104,092	$53,384	$48,413	$2,007
(Liabilities) Accounted for at Fair Value on a Recurring Basis
Other policyholder funds and benefits payable
FIA embedded derivative	$(385)	$—	$—	$(385)
GMWB embedded derivative	131	—	—	131
Total other policyholder funds and benefits payable	(254)	—	—	(254)
Derivative liabilities
Credit derivatives	4	—	4	—
Foreign exchange derivatives	14	—	14	—
Interest rate derivatives	(1)	—	(1)	—
Macro hedge program	17	—	24	(7)
Total derivative liabilities [3]	34	—	41	(7)
Funds withheld on modified coinsurance reinsurance contracts	1,481	—	1,518	(37)
Total (liabilities) accounted for at fair value on a recurring basis	$1,261	$—	$1,559	$(298)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2021 (Successor Company)
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
ABS	$258	$—	$258	$—
CLOs	944	—	785	159
CMBS	2,335	—	2,059	276
Corporate	13,357	39	12,653	665
Foreign government/government agencies	362	—	362	—
Municipal	1,456	—	1,455	1
RMBS	811	—	737	74
U.S. Treasuries	1,448	127	1,321	—
Total fixed maturities, AFS	20,971	166	19,630	1,175
Equity securities, at fair value	203	11	171	21
Derivative assets
Credit derivatives	2	—	2	—
Foreign exchange derivatives	7	—	7	—
Interest rate derivatives	18	—	15	3
Macro hedge program	16	—	(11)	27
Total derivative assets [1]	43	—	13	30
Short-term investments	1,254	744	435	75
Reinsurance recoverable for GMWB	(8)	—	—	(8)
Separate account assets [2]	110,021	69,089	40,449	79
Total assets accounted for at fair value on a recurring basis	$132,484	$70,010	$60,698	$1,372
(Liabilities) Accounted for at Fair Value on a Recurring Basis
Other policyholder funds and benefits payable
FIA embedded derivative	$(655)	$—	$—	$(655)
GMWB embedded derivative	80	$—	$—	$80
Total other policyholder funds and benefits payable	(575)	—	—	(575)
Derivative liabilities
Foreign exchange derivatives	2	—	2	—
Interest rate derivatives	(25)	—	(22)	(3)
Macro hedge program	(229)	—	(14)	(215)
Total derivative liabilities [3]	(252)	—	(34)	(218)
Funds withheld on modified coinsurance reinsurance contracts	15	—	15	—
Total (liabilities) accounted for at fair value on a recurring basis	$(812)	$—	$(19)	$(793)
[1]    Includes derivative instruments in a net positive fair value position (derivative asset) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law. See footnote 3 to this table for derivative liabilities.
[2]    Approximately $1.1 billion and $1.6 billion of investment sales receivables, as of December 31, 2022 and 2021 (Successor Company), respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value. Included in the total fair value amount are $289 and $404 of investments, as of December 31, 2022 and 2021 (Successor Company), respectively, for which the fair value is estimated using the net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy.
[3]    Includes derivative instruments in a net negative fair value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
Fixed Maturities, Equity Securities, Limited Partnerships and Other Alternative Investments for Which the Company has Elected the FVO, Short-term Investments, and Freestanding Derivatives, Including the Underlying Investments Within the Funds Withheld Liability
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:
•Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.
•Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.
•Internal matrix pricing is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s sector, financial strength, and term to maturity, using an independent public security index, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the significant inputs are observable or can be corroborated with observable data.
•Independent broker quotes, which are typically non-binding use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.
The fair value of freestanding derivative instruments is determined primarily using a discounted cash flow model or option model technique and incorporates counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments. Unobservable market data is used in the valuation of customized derivatives that are used to hedge certain GMWB variable annuity riders. See the section “GMWB and FIA Embedded, Customized, and Reinsurance Derivatives” below for further discussion of the valuation model used to value these customized derivatives.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, certain short-term investments, and exchange traded futures and option contracts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Valuation Inputs Used in Levels 2 and 3 Measurements for Securities and Freestanding Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
Fixed Maturity Investments
Structured securities (includes ABS, CLOs, CMBS and RMBS)
• Benchmark yields and spreads
• Monthly payment information
• Collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions
• Credit default swap indices

Other inputs for ABS, CLOs, and RMBS:
• Estimate of future principal prepayments, derived from the characteristics of the underlying structure
• Prepayment speeds previously experienced at the interest rate levels projected for the collateral	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for less liquid securities or those that trade less actively, including subprime RMBS:
• Estimated cash flows
• Credit spreads, which include illiquidity premium
• Constant prepayment rates
• Constant default rates
• Loss severity
Corporate
• Benchmark yields and spreads
• Reported trades, bids, offers of the same or similar securities
• Issuer spreads and credit default swap curves

Other inputs for investment grade privately placed securities that utilize internal matrix pricing:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for below investment grade privately placed securities and private bank loans:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature
U.S Treasuries, Municipals, and Foreign government/government agencies
• Benchmark yields and spreads
• Issuer credit default swap curves
• Political events in emerging market economies
• Municipal Securities Rulemaking Board reported trades and material event notices
• Issuer financial statements	• Credit spreads beyond observable curve • Interest rates beyond observable curve
Equity Securities
• Quoted prices in markets that are not active	• For privately traded equity securities, internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions that are not observable
Limited Partnerships and Other Alternative Investments, FVO
Not applicable	• Prices of privately traded securities • Characteristics of privately traded securities, including yield, duration and spread duration
Short-term Investments
• Benchmark yields and spreads • Reported trades, bids, offers • Issuer spreads and credit default swap curves • Material event notices and new issue money market rates	• Independent broker quotes
Derivatives
Credit derivatives
• Swap yield curve • Credit default swap curves	Not applicable
Foreign exchange derivatives
• Swap yield curve • Currency spot and forward rates • Cross currency basis curves	Not applicable
Interest rate derivatives
• Swap yield curve	• Independent broker quotes • Interest rate volatility • Swap curve beyond 30 years

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Securities
As of December 31, 2022 (Successor Company)
Assets Accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs [4]	$109	Discounted cash flows	Spread	55bps	337bps	325bps	Decrease
CMBS	277	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	419bps	1,001bps	534bps	Decrease
Corporate [4]	901	Discounted cash flows	Spread	71bps	719bps	309bps	Decrease
RMBS [3]	13	Discounted cash flows	Spread [6]	62bps	227bps	138bps	Decrease
			Constant prepayment rate [6]	2%	10%	6%	Decrease [5]
			Constant default rate [6]	1%	4%	2%	Decrease
			Loss severity [6]	10%	65%	25%	Decrease
As of December 31, 2021 (Successor Company)
Assets Accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs	$159	Discounted cash flows	Spread	234bps	258bps	257bps	Decrease
CMBS	276	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	203bps	637bps	303bps	Decrease
Corporate [4]	623	Discounted cash flows	Spread	125bps	1,227bps	278bps	Decrease
RMBS [3]	65	Discounted cash flows	Spread [6]	39bps	229bps	90bps	Decrease
			Constant prepayment rate [6]	4%	16%	8%	Decrease [5]
			Constant default rate [6]	1%	4%	3%	Decrease
			Loss severity [6]	—%	100%	64%	Decrease
[1]    The weighted average is determined based on the fair value of the securities.
[2]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[3]    Excludes securities for which the Company bases fair value on broker quotations.
[4]    Excludes securities for which the Company bases fair value on broker quotations; however, included are broker-priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value. Amounts for December 31, 2022 include $306 of fixed maturities, FVO.
[5]    Decrease for above market rate coupons and increase for below market rate coupons.
[6]     Generally, a change in the assumption used for the constant default rate would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for constant prepayment rate and would have resulted in wider spreads.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The tables below exclude certain securities for which fair values are predominately based on independent broker quotes.

Significant Unobservable Inputs for Level 3 - Freestanding Derivatives
As of December 31, 2022 (Successor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Macro hedge program [3]
Equity options	$65	Option model	Equity volatility	18%	64%	26%	Increase
Interest rate swaption	97	Option model	Interest rate volatility	1%	1%	1%	Increase
As of December 31, 2021 (Successor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$3	Discounted cash flows	Swap curve beyond 30 years	2%	2%	2%	Decrease
Interest rate swaptions	(3)	Option Model	Interest rate volatility	1%	1%	1%	Increase
Macro hedge program [3]
Equity options	(195)	Option model	Equity volatility	17%	63%	28%	Increase
Interest rate swaption	7	Option model	Interest rate volatility	1%	1%	1%	Increase
[1]    The weighted average is determined based on the fair value of the securities.
[2]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[3]     Excludes derivatives for which the Company bases fair value on broker quotations.
GMWB and FIA Embedded, Customized and Reinsurance Derivatives

GMWB Embedded Derivatives	The Company formerly offered certain variable annuity products with GMWB riders that provide the policyholder with a GRB which is generally equal to premiums less withdrawals. If the policyholder’s account value is reduced to a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. When payments of the GRB are not life-contingent, the GMWB represents an embedded derivative carried at fair value reported in other policyholder funds and benefits payable on the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains (losses).
FIA Embedded Derivative	The Company assumed through reinsurance FIA contracts that provide the policyholder with benefits that depend on the performance of market indices. Benefits in excess of contract guarantees represent an embedded derivative carried at fair value and reported in other policyholder funds and benefits payable on the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains (losses).
Freestanding Customized Derivatives	The Company previously held freestanding customized derivative contracts to provide protection from certain capital markets risks for the remaining term of specified blocks of GMWB riders written on a direct basis. These customized derivatives are based on policyholder behavior assumptions specified at the inception of the derivative contracts. The Company retained the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. These derivatives were reported on the Consolidated Balance Sheets within other investments or other liabilities, as appropriate, after considering the impact of master netting agreements.
GMWB Reinsurance Derivative	The Company has reinsurance arrangements with affiliated and unaffiliated reinsurers in place to transfer a portion of its risk of loss due to GMWB. Certain of these arrangements are recognized as derivatives carried at fair value and reported in reinsurance recoverables on the Consolidated Balance Sheets. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains (losses).
Valuation Techniques
Fair values for FIA and GMWB embedded derivatives, freestanding customized derivatives and reinsurance derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items. In valuing the GMWB embedded

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
derivative, the Company attributes to the derivative a portion of the expected fees to be collected over the expected life of the contract from the contract holder equal to the present value of future GMWB claims. The excess of fees collected from the contract holder in the current period over the portion of fees attributed to the embedded derivative in the current period are associated with the host variable annuity contract and reported in fee income.
Valuation Inputs
The fair value for each of the non-life contingent GMWBs, FIA embedded derivative, the freestanding customized derivatives and the GMWB reinsurance derivative is calculated as an aggregation of the following components: Best Estimate Benefits; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed, to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.
Best Estimate Benefits
The Best Estimate Benefits are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior.
Credit Standing Adjustment
The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk that GMWB benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets, adjusted for market recoverability.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.

Valuation Inputs Used in Levels 2 and 3 Measurements for GMWB and FIA Embedded, Customized and Reinsurance Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs

• Risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates
• Correlations of 10 years of observed historical returns across underlying well-known market indices
• Correlations of historical index returns compared to separate account fund returns
• Equity index levels
• Market implied equity volatility assumptions
• Credit standing adjustment assumptions
• Option budgets

Assumptions about policyholder behavior, including:
• Withdrawal utilization
• Withdrawal rates
• Lapse rates
• Reset elections

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 GMWB Embedded, Customized and Reinsurance Derivatives
As of December 31, 2022 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal utilization [2]	—%	100%	62%	Increase
Withdrawal rates [3]	4%	8%	6%	Increase
Lapse rates [4]	—%	40%	3%	Decrease [8]
Reset elections [5]	—%	99%	10%	Decrease [8]
Equity volatility [6]	18%	28%	23%	Increase
Credit standing adjustment [7]	0.1%	0.3%	0.3%	Decrease
As of December 31, 2021 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal utilization [2]	—%	100%	62%	Increase
Withdrawal rates [3]	4%	8%	6%	Increase
Lapse rates [4]	—%	48%	5%	Decrease [8]
Reset elections [5]	—%	99%	8%	Decrease [8]
Equity volatility [6]	11%	25%	21%	Increase
Credit standing adjustment [7]	—%	0.2%	0.1%	Decrease
Significant Unobservable Inputs for Level 3 FIA Embedded Derivative
As of December 31, 2022 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal rates [3]	—%	15.9%	1.7%	Decrease
Lapse rates [4]	1.0%	25.0%	6.5%	Decrease
Option budgets [9]	0.5%	3.8%	1.6%	Increase
Credit standing adjustment [7]	—%	0.2%	0.1%	Decrease
As of December 31, 2021 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal rates [3]	—%	16%	2%	Decrease
Lapse rates [4]	1%	34%	6%	Decrease
Option budgets [9]	1%	4%	2%	Increase
Credit standing adjustment [7]	—%	0.1%	0.1%	Decrease
[1]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[2]    Range represents assumed percentages of policyholders taking withdrawals.
[3]    Range represents assumed annual percentage of allowable amount withdrawn.
[4]    Range represents assumed annual percentages of policyholders electing a full surrender.
[5]    Range represents assumed annual percentages of eligible policyholders electing to reset their guaranteed benefit base.
[6]    Range represents implied market volatilities for equity indices based on multiple pricing sources.
[7]    Range represents Company credit spreads, adjusted for market recoverability.
[8]    The impact may be an increase for some contracts, particularly those with out of the money guarantees.
[9]    Range represents assumed annual budget for index options.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
Separate Account Assets
Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. For limited partnerships in which fair value represents the separate account’s share of the NAV, 53% and 40% were subject to significant liquidation restrictions as of December 31, 2022 and 2021 (Successor Company), respectively. Total limited partnerships that do not allow any form of redemption were 0% as of December 31, 2022 (Successor Company) and 2021 (Successor Company), respectively. Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.
Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 rollforwards may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The following tables present a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2022 (Successor Company), for which the Company used significant unobservable inputs (Level 3):

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of December 31, 2021	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2022
Assets
Fixed maturities, AFS
ABS	$—	$—	$(2)	$52	$(6)	$—	$—	$(3)	$41
CLOs	159	—	(1)	80	(54)	—	—	(75)	109
CMBS	276	—	(26)	68	(34)	—	—	(7)	277
Corporate	665	(2)	(43)	132	(137)	(10)	20	(6)	619
Foreign govt./govt. agencies	—	—	(1)	5	—	—	—	—	4
Municipal	1	—	—	—	—	—	—	—	1
RMBS	74	—	(1)	22	(26)	(19)	—	(33)	17
Total fixed maturities, AFS	1,175	(2)	(74)	359	(257)	(29)	20	(124)	1,068
Fixed Maturities, FVO	—	(21)	—	327	—	—	—	—	306
Equity securities, at fair value	21	6	—	8	(11)	—	—	—	24
LPs and other alternative investments, FVO	—	16	—	42	—	—	—	—	58
Freestanding derivatives
Interest rate	—	22	—	—	(22)	—	—	—	—
Macro hedge program	(188)	74	—	351	(89)	—	—	—	148
Total freestanding derivatives [5]	(188)	96	—	351	(111)	—	—	—	148
Short-term investments	75	—	—	192	(80)	—	—	(50)	137
Reinsurance recoverable for FIA options	—	(22)	—	123	(52)	—	—	—	49
Reinsurance recoverable for FIA embedded derivative	—	—	—	288	—	—	—	—	288
Reinsurance recoverable for GMWB	(8)	(14)	—	—	(109)	—	—	—	(131)
Separate accounts	79	(2)	—	99	—	(23)	—	(100)	53
Total assets	$1,154	$57	$(74)	$1,789	$(620)	$(52)	$20	$(274)	$2,000
(Liabilities)
Other policyholder funds and benefits payable
FIA embedded derivative	$(655)	$256	$—	$(13)	$27	$—	$—	$—	$(385)
GMWB embedded derivative	80	88	—	—	(37)	—	—	—	131
Total other policyholder funds and benefits payable	(575)	344	—	(13)	(10)	—	—	—	(254)
Funds withheld on modified coinsurance reinsurance contracts	—	—	—	(37)	—	—	—	—	(37)
Total liabilities	$(575)	$344	$—	$(50)	$(10)	$—	$—	$—	$(291)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the period of July 1, 2021 to December 31, 2021 (Successor Company), for which the Company used significant unobservable inputs (Level 3):

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of July 1, 2021	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2021
Assets
Fixed maturities, AFS
ABS	$8	$—	$—	$—	$—	$—	$—	$(8)	$—
CLOs	248	—	—	34	(64)	—	—	(59)	159
CMBS	143	—	(2)	136	(1)	—	—	—	276
Corporate	460	3	(2)	245	(30)	(11)	—	—	665
Municipal	—	—	—	—	—	—	1	—	1
RMBS	108	—	—	29	(29)	(19)	—	(15)	74
Total fixed maturities, AFS	967	3	(4)	444	(124)	(30)	1	(82)	1,175
Equity securities, at fair value	33	20	—	—	(32)	—	—	—	21
Freestanding derivatives
Interest rate	2	2	—	(4)	—	—	—	—	—
Total freestanding derivatives [5]	2	2	—	(4)	—	—	—	—	—
Reinsurance recoverable for GMWB	(6)	(8)	—	—	6	—	—	—	(8)
Short-term investments	14	—	—	88	(27)	—	—	—	75
Separate accounts	15	—	—	71	—	(5)	4	(6)	79
Total assets	$1,025	$17	$(4)	$599	$(177)	$(35)	$5	$(88)	$1,342
Liabilities
Freestanding derivatives
Macro hedge program	$(237)	$153	$—	$(1)	$(103)	$—	$—	$—	$(188)
Total freestanding derivatives [5]	(237)	153	—	(1)	(103)	—	—	—	(188)
Other policyholder funds and benefits payable
FIA embedded derivative	—	—	—	(655)	—	—	—	—	(655)
Guaranteed withdrawal benefits	77	29	—	—	(26)	—	—	—	80
Total other policyholder funds and benefits payable	77	29	—	(655)	(26)	—	—	—	(575)
Total liabilities	$(160)	$182	$—	$(656)	$(129)	$—	$—	$—	$(763)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the six months ended June 30, 2021 (Predecessor Company), for which the Company used significant unobservable inputs (Level 3):

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of December 31, 2020	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of June 30, 2021
Assets
Fixed maturities, AFS
ABS	$—	$—	$—	$10	$—	$—	$—	$(2)	$8
CLOs	259	—	—	50	(36)	—	—	(25)	248
CMBS	54	—	2	90	—	—	2	(5)	143
Corporate	328	—	(6)	132	(23)	(9)	53	(15)	460
RMBS	154	—	1	5	(34)	(15)	—	(3)	108
Total fixed maturities, AFS	795	—	(3)	287	(93)	(24)	55	(50)	967
Equity securities, at fair value	32	—	—	1	—	—	—	—	33
Freestanding derivatives
Interest rate	2	—	—	—	—	—	—	—	2
Total freestanding derivatives [5]	2	—	—	—	—	—	—	—	2
Reinsurance recoverable for GMWB	7	(19)	—	—	6	—	—	—	(6)
Short-term investments	22	—	—	2	(10)	—	—	—	14
Separate accounts	20	—	—	2	—	(4)	2	(5)	15
Total assets	$878	$(19)	$(3)	$292	$(97)	$(28)	$57	$(55)	$1,025
Liabilities
Freestanding derivatives
Macro hedge program	$(441)	$385	$—	$12	$(193)	$—	$—	$—	$(237)
Total freestanding derivatives [5]	(441)	385	—	12	(193)	—	—	—	(237)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	21	82	—	—	(26)	—	—	—	77
Total other policyholder funds and benefits payable	21	82	—	—	(26)	—	—	—	77
Total liabilities	$(420)	$467	$—	$12	$(219)	$—	$—	$—	$(160)
[1]    The Company classifies realized and unrealized gains (losses) on FIA and GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.
[2]    Amounts in these columns are generally reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[3]    All amounts are before income taxes and amortization.
[4]    Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs.
[5]    Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported on the Consolidated Balance Sheets in other investments and other liabilities.
[6]    Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) Included in Net Income for Financial Instruments Classified as Level 3 Still Held at End of Period [1] [2]
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
Assets
Fixed maturities, AFS
Corporate	$(2)	$—	$—
Total fixed maturities, AFS	(2)	—	—
Fixed maturities, FVO	(21)	—	—
Equity securities, at fair value	—	—	—
Limited partnerships and other alternative investments, FVO	16	—	—
Freestanding derivatives
Interest rate	(3)	2	(40)
Macro hedge program	42	—	—
Total freestanding derivatives	39	2	(40)
Reinsurance recoverable for FIA options	(22)	—	—
Reinsurance recoverable for GMWB	(14)	(8)	(19)
Separate accounts	(2)	—	—
Total assets	(6)	(6)	(59)
(Liabilities)
Freestanding derivatives
Macro hedge program	—	(63)	(121)
Total freestanding derivatives	—	(63)	(121)
Other policyholder funds and benefits payable
FIA embedded derivative	256	—	—
GMWB embedded derivative	101	29	82
Total other policyholder funds and benefits payable	357	29	82
Total liabilities	$357	$(34)	$(39)
[1]    All amounts presented are reported in net realized capital gains (losses).The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[2]     Amounts presented are for Level 3 only and therefore may not agree to other disclosures included herein.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) Included in OCI for Financial Instruments Classified as Level 3 Still Held at End of Period [1]
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
Assets
Fixed maturities, AFS
ABS	$(2)	$—	$—
CLOs	(1)	—	—
CMBS	(26)	(2)	3
Corporate	(43)	(2)	(4)
RMBS	(2)	—	1
Total fixed maturities, AFS	(74)	(4)	—
Total assets	$(74)	$(4)	$—
[1]    Changes in unrealized gains (losses) on fixed maturities, AFS are reported in changes in net unrealized gain on fixed maturities, AFS on the Consolidated Statements of Comprehensive Income (Loss).

Financial Assets and Liabilities Not Carried at Fair Value
	Fair Value Hierarchy Level	Successor Company
		Carrying Amount [1]	Fair Value	Carrying Amount [1]	Fair Value
		December 31, 2022		December 31, 2021
Assets
Policy loans	Level 3	$1,495	$1,495	$1,484	$1,484
Mortgage loans [1]	Level 3	$2,520	$2,232	$2,131	$2,138
Liabilities
Other policyholder funds and benefits payable [2]	Level 3	$4,834	$4,271	$5,137	$4,792
Funds withheld liability	Level 3	$11,967	$11,967	$6,379	$6,379
[1]    As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the carrying amount of mortgage loans was net of ACL of $15 and $12, respectively.
[2]    Excludes group accident and health and universal life insurance contracts, including Corporate Owned Life Insurance ("COLI").

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments

Net Investment Income
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
(Before tax)
Fixed maturities [1]	$620	$174	$243	$518
Equity securities	10	10	2	7
Mortgage loans	74	32	45	92
Policy loans	82	36	40	82
Limited partnerships and other alternative investments	168	259	216	130
Other [2]	(146)	1	1	13
Investment expense	(30)	(14)	(13)	(26)
Total net investment income	$778	$498	$534	$816
[1]    Includes net investment income on short-term investments and excludes amounts related to fixed maturities where the FVO was elected.
[2]     Includes income from derivatives that qualify for hedge accounting and hedge fixed maturities along with income on assets from the COLI block of business. Includes a portion of the change in funds withheld liability, due to the risk-free rate on the host contract on modified coinsurance.

Net Realized Capital Gains (Losses)
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
(Before tax)
Gross gains on sales	$2	$14	$55	$166
Gross losses on sales	(532)	(20)	(8)	(32)
Net realized gains (losses) on sales of equity securities	5	19	—	—
Change in net unrealized gains (losses) on equity securities [1]	(24)	(2)	—	1
Net credit losses on fixed maturities, AFS	(1)	—	—	(1)
Change in ACL on mortgage loans	(3)	—	6	(8)
Intent-to-sell impairments	—	—	—	(6)
Change in fair value of fixed maturities, FVO	(21)
Change in fair value of LPs and other alternative investments, FVO	16
FIA embedded derivative	270
FIA hedging program	(247)
GMWB derivatives, net				82
Variable annuity macro hedge program	(1)	(67)	(243)	(414)
Transactional foreign currency revaluation	—	—	—	3
Non-qualifying foreign currency derivatives	7	5	(2)	(7)
Modified coinsurance reinsurance derivative contracts	1,136	15	22	(50)
Other, net [2]	(290)	16	(72)	192
Net realized capital gains (losses)	$317	$(20)	$(242)	$(74)
[1]     The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2022, were $(24) for the year ended December 31, 2022 (Successor Company). The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2021, were $(3) for the period of July 1, 2021 to December 31, 2021 (Successor Company). The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of June 30, 2021 , were $1 for the six months ended June 30, 2021 (Predecessor Company). The net unrealized gains (losses) on equity securities included in net

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
realized capital gains (losses) related to equity securities still held as of December 31, 2020 were $4 for year ended December 31, 2020 (Predecessor Company).
[2] Includes gains (losses) on non-qualifying derivatives, excluding foreign currency derivatives, of $833 for the year ended December 31, 2022 (Successor Company), $37 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $(54) for the six months ended June 30, 2021 (Predecessor Company) and $149 for the year ended December 31, 2020 (Predecessor).

Sales of AFS Securities
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Fixed maturities, AFS
Sale proceeds	$5,897	$2,372	$1,007	$1,789
Gross gains	2	14	55	165
Gross losses	(531)	(16)	(8)	(31)
Sales of fixed maturities, AFS in 2022 were primarily a result of strategic asset allocations, tactical changes to the portfolio driven by changing market conditions, and duration and liquidity management.
Accrued Interest Receivable on Fixed Maturities, AFS and Mortgage Loans
As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company reported accrued interest receivable related to fixed maturities, AFS of $183 and $178, respectively, and accrued interest receivable related to mortgage loans of $8 and $6, respectively. These amounts are recorded in other assets on the Consolidated Balance Sheets and are not included in the carrying value of the fixed maturities or mortgage loans. The Company does not include the current accrued interest receivable balance when estimating the ACL. The Company has a policy to write-off accrued interest receivable balances that are more than 90 days past due. Write-offs of accrued interest receivable are recorded as a credit loss component of realized capital gains and losses.
Interest income on fixed maturities and mortgage loans is accrued unless it is past due over 90 days or management deems the interest uncollectible.
Recognition and Presentation of Intent-to-Sell Impairments and ACL on Fixed Maturities, AFS
The Company will record an "intent-to-sell impairment" as a reduction to the amortized cost of fixed maturities, AFS in an unrealized loss position if the Company intends to sell or it is more likely than not that the Company will be required to sell the fixed maturity before a recovery in value. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value on the impairment date and the amortized cost basis of the fixed maturity before recognizing the impairment.
For fixed maturities where a credit loss has been identified and no intent-to-sell impairment has been recorded, the Company will record an ACL for the portion of the unrealized loss related to the credit loss. Any remaining unrealized loss on a fixed maturity after recording an ACL is the non-credit amount and is recorded in OCI. The ACL is the excess of the amortized cost over the greater of the Company's best estimate of the present value of expected future cash flows or the security's fair value. Cash flows are discounted at the effective yield that is used to record interest income. The ACL cannot exceed the unrealized loss and, therefore, it may fluctuate with changes in the fair value of the fixed maturity if the fair value is greater than the Company's best estimate of the present value of expected future cash flows. The initial ACL and any subsequent changes are recorded in net realized capital gains and losses. The ACL is written off against the amortized cost in the period in which all or a portion of the related fixed maturity is determined to be uncollectible.
Developing the Company’s best estimate of expected future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. The Company's considerations include, but are not limited to (a) changes in the financial condition of the issuer and/or the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to, economic and industry-specific trends and fundamentals, instrument-specific developments including changes in credit ratings, industry earnings multiples and the issuer’s ability to restructure, access capital markets, and execute asset sales.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ratios ("LTV"), average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.

ACL on Fixed Maturities, AFS by Type for the Year Ended December 31, 2022 (Successor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$—	$—
Credit losses on fixed maturities where an allowance was not previously recorded	1	1
Write-offs charged against the allowance	(1)	(1)
Balance, end of period	$—	$—

ACL on Fixed Maturities, AFS by Type for the Period of July 1, 2021 to December 31, 2021 (Successor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$—	$—
Credit losses on fixed maturities where an allowance was not previously recorded	—	—
Balance, end of period	$—	$—

ACL on Fixed Maturities, AFS by Type for the Six Months Ended June 30, 2021 (Predecessor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$1	$1
Credit losses on fixed maturities where an allowance was not previously recorded	—	—
Balance, end of period	$1	$1
Fixed Maturities, AFS

Fixed Maturities, AFS by Type
	Successor Company
	December 31, 2022					December 31, 2021
	Amortized Cost	ACL	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Amortized Cost	ACL	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
ABS	$276	$—	$—	$(22)	$254	$260	$—	$—	$(2)	$258
CLOs	703	—	—	(27)	676	945	—	—	(1)	944
CMBS	1,724	—	1	(211)	1,514	2,345	—	4	(14)	2,335
Corporate	12,565	—	2	(2,326)	10,241	13,380	—	50	(73)	13,357
Foreign government/government agencies	377	—	—	(62)	315	365	—	1	(4)	362
Municipal bonds	1,309	—	—	(269)	1,040	1,452	—	10	(6)	1,456
RMBS	503	—	—	(86)	417	818	—	—	(7)	811
U.S. Treasuries	1,232	—	—	(306)	926	1,421	—	28	(1)	1,448
Total fixed maturities, AFS	$18,689	$—	$3	$(3,309)	$15,383	$20,986	$—	$93	$(108)	$20,971

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Fixed Maturities, AFS by Contractual Maturity Year
	Successor Company
	December 31, 2022		December 31, 2021
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$445	$437	$341	$341
Over one year through five years	2,392	2,214	2,904	2,890
Over five years through ten years	4,438	3,732	5,248	5,241
Over ten years	8,209	6,140	8,125	8,151
Subtotal	15,484	12,523	16,618	16,623
Mortgage-backed, CLOs and ABS	3,205	2,860	4,368	4,348
Total fixed maturities, AFS	$18,689	$15,383	$20,986	$20,971
Estimated maturities may differ from contractual maturities due to call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. The Company evaluated its investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholders' equity. As of December 31, 2022 (Successor Company), we are providing the top 25 investment concentrations, other than the U.S. government and certain U.S. government agencies and commercial mortgage loans, due to the size of our investment portfolio in comparison to our stockholders’ equity as of December 31, 2022. As of December 31, 2021 (Successor Company), the Company did not have any credit concentration risk of a single issuer greater than 10% of the Company's stockholders' equity.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Top 25 Investment Holdings by Issuer	Market Value
Pacific Investment Management LLC	$347
Madison Capital Funding	195
Harbourvest	131
Bank of America	121
Twin Brook Capital Partners	104
Oracle Corporation	95
Whitehorse Liquidity Partners	91
Mitsubishi UFJ Financial Group	90
Citigroup	88
Mizuho Financial Group	87
J.P. Morgan & Co.	85
International Business Machines Corporation	84
Boeing Company	82
Goldman Sachs Group, Inc.	75
Wells Fargo & Company	74
Sumitomo Mitsui Financial Group	73
UnitedHealth Group Inc.	70
Walt Disney Company	70
Strategic Partners VIII L.P.	69
T-Mobile US, Inc	69
Deutsche Telekom International Finance B.V.	66
Amgen Inc.	65
Gridiron Capital Fund III LP	65
ING Group	63
Strategic Partners Touchdown Holdings L.P.	$62
Unrealized Losses on Fixed Maturities, AFS

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2022
Successor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$96	$(5)	$162	$(17)	$258	$(22)
CLOs	644	(27)	11	—	655	(27)
CMBS	819	(102)	682	(109)	1,501	(211)
Corporate	6,659	(1,544)	3,412	(782)	10,071	(2,326)
Foreign government/government agencies	185	(41)	128	(21)	313	(62)
Municipal	859	(219)	180	(50)	1,039	(269)
RMBS	123	(20)	293	(66)	416	(86)
U.S. Treasuries	864	(293)	63	(13)	927	(306)
Total fixed maturities, AFS in an unrealized loss position	$10,249	$(2,251)	$4,931	$(1,058)	$15,180	$(3,309)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2021
Successor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$252	$(2)	$—	$—	$252	$(2)
CLOs	751	(1)	—	—	751	(1)
CMBS	961	(14)	—	—	961	(14)
Corporate	5,788	(73)	—	—	5,788	(73)
Foreign government/government agencies	173	(4)	—	—	173	(4)
Municipal	337	(6)	—	—	337	(6)
RMBS	537	(7)	—	—	537	(7)
U.S. Treasuries	217	(1)	—	—	217	(1)
Total fixed maturities, AFS in an unrealized loss position	$9,016	$(108)	$—	$—	$9,016	$(108)
As of December 31, 2022 (Successor Company), fixed maturities, AFS in an unrealized loss position consisted of 4,426 instruments, and were primarily depressed due to higher interest rates and/or wider credit spreads since the purchase and/or application of pushdown accounting dates. As of December 31, 2022 (Successor Company), 57% of these fixed maturities were depressed less than 20% of cost or amortized cost. The increase in unrealized losses during 2022, was primarily attributable to higher interest rates and wider credit spreads.
Most of the fixed maturities depressed for twelve months or more relate to the corporate sector which were primarily depressed because current rates are higher and/or market spreads are wider than at the respective purchase and/or application of pushdown accounting dates. The Company neither has an intention to sell nor does it expect to be required to sell the fixed maturities outlined in the preceding discussion. The decision to record credit losses on fixed maturities, AFS in the form of an ACL requires us to make qualitative and quantitative estimates of expected future cash flows. Actual cash flows could deviate significantly from our expectations resulting in realized losses in future periods.
Mortgage Loans
ACL on Mortgage Loans
The Company reviews mortgage loans on a quarterly basis to estimate the ACL, with changes in the ACL recorded in net realized capital gains (losses). Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level under multiple economic scenarios. The scenarios use macroeconomic data provided by an internationally recognized economics firm that generates forecasts of varying economic factors such as GDP growth, unemployment and interest rates. The economic scenarios are projected over 10 years. The first two years to four years of the 10-year period assume a specific modeled economic scenario (including moderate upside, moderate recession and severe recession scenarios) and then revert to historical long-term assumptions over the remaining period. Using these economic scenarios, the forecasting model projects property-specific operating income and capitalization rates used to estimate the value of a future operating income stream. The operating income and the property valuations derived from capitalization rates are compared to loan payment and principal amounts to create debt-service coverage ratios ("DSCRs") and LTVs over the forecast period. The Company's process also considers qualitative factors. The model overlays historical data about mortgage loan performance based on DSCRs and LTVs and projects the probability of default, amount of loss given a default and resulting expected loss through maturity for each loan under each economic scenario. Economic scenarios are probability-weighted based on a statistical analysis of the forecasted economic factors and qualitative analysis. The Company records the change in the ACL on mortgage loans based on the weighted-average expected credit losses across the selected economic scenarios.
When a borrower is experiencing financial difficulty, including when foreclosure is probable, the Company measures an ACL on individual mortgage loans. The ACL is established for any shortfall between the amortized cost of the loan and the fair value of the collateral less costs to sell. Estimates of collectibility from an individual borrower require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of underlying collateral such as changes in projected property value estimates. As of December 31, 2022 (Successor

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Company) and December 31, 2021 (Successor Company), the Company did not have any mortgage loans for which an ACL was established on an individual basis.
There were no mortgage loans held-for-sale as of December 31, 2022 (Successor Company) or 2021 (Successor Company). In addition, as of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company had no mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract.

ACL on Mortgage Loans
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Beginning balance	$12	$—	$17	$—
Cumulative effect of accounting changes [1]				9
Cumulative effect of pushdown accounting		12
Adjusted beginning balance ACL	12	12	17	9
Current period provision (release)	3	—	(6)	8
Ending balance	$15	$12	$11	$17
[1] Represents the establishment of an ACL due to the adoption of expected credit loss accounting guidance. Refer to Note 1 - Basis of Presentation and Significant Accounting Policies for additional information.
The increase in the allowance for the year ended December 31, 2022 (Successor Company) was primarily attributable to the deteriorating economic conditions and the potential impact on real estate property valuations and, to a lesser extent, net additions of new loans. The increase in the allowance for the period of July 1, 2021 to December 31, 2021 (Successor Company) was the result of pushdown accounting. The decrease in the allowance for the six months ended June 30, 2021 (Predecessor Company), is the result of improved economic scenarios, including improved GDP growth and unemployment, and higher property valuations as compared to the prior periods. During 2020 (Predecessor Company), the Company increased the estimate of the ACL in response to significant economic stress experienced as a result of the COVID-19 pandemic.
The weighted-average LTV ratio of the Company’s mortgage loan portfolio was 62% as of December 31, 2022 (Successor Company), while the weighted-average LTV ratio at origination of these loans was 53%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan with property values based on appraisals updated no less than annually. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments and are updated no less than annually through reviews of underlying properties.

Mortgage Loans LTV & DSCR by Origination Year as of December 31, 2022 (Successor Company)
	2022		2021		2020		2019		2018		2017 & Prior		Total
Loan-to-Value	Amortized Cost	Avg. DSCR [2]	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost [1]	Avg. DSCR [2]
Greater than 80%	$54	—x	$—	—x	$—	—x	$—	—x	$—	—x	$41	2.09x	$95	2.09x
65% - 80%	10	2.02x	21	2.51x	14	2.79x	27	2.08x	116	1.28x	60	1.77x	248	1.71x
Less than 65%	461	2.47x	379	2.76x	166	2.65x	220	2.92x	181	2.14x	785	2.74x	2,192	2.67x
Total mortgage loans	$525	2.45x	$400	2.74x	$180	2.66x	$247	2.83x	$297	1.80x	$886	2.64x	$2,535	2.55x
[1]    As of December 31, 2022 (Successor Company), the amortized cost of mortgage loans excludes ACL of $15.
[2] Ratios exclude certain single family residential mortgage loans.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Mortgage Loans LTV & DSCR by Origination Year as of December 31, 2021 (Successor Company)
	2021		2020		2019		2018		2017		2016 & Prior		Total
Loan-to-Value	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost [1]	Avg. DSCR
65% - 80%	$7	2.37x	$18	2.62x	$25	1.55x	$43	1.00x	$41	1.94x	$37	1.23x	$171	1.60x
Less than 65%	378	2.68x	160	2.43x	234	2.89x	270	2.00x	235	2.27x	695	2.54x	1,972	2.50x
Total mortgage loans	$385	2.68x	$178	2.45x	$259	2.76x	$313	1.86x	$276	2.22x	$732	2.47x	$2,143	2.42x
[1] As of December 31, 2021 (Successor Company), the amortized cost of mortgage loans excludes ACL of $12.

Mortgage Loans by Region
	Successor Company
	December 31, 2022		December 31, 2021
	Amortized Cost [1]	Percent of Total	Amortized Cost [1]	Percent of Total
East North Central	$74	2.9%	$78	3.6%
East South Central	32	1.3%	20	0.9%
Middle Atlantic	194	7.7%	152	7.1%
Mountain	185	7.3%	142	6.6%
New England	82	3.2%	87	4.1%
Pacific	535	21.1%	559	26.1%
South Atlantic	694	27.4%	627	29.3%
West South Central	180	7.1%	184	8.6%
Other [2]	559	22.0%	294	13.7%
Total mortgage loans	$2,535	100%	$2,143	100%
[1]    As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the amortized cost of mortgage loans excludes ACL of $15 and $12, respectively.
[2]    Primarily represents loans collateralized by multiple properties in various regions.

Mortgage Loans by Property Type
	Successor Company
	December 31, 2022		December 31, 2021
	Amortized Cost [1]	Percent of Total	Amortized Cost [1]	Percent of Total
Commercial
Industrial	$787	31.0%	$711	33.2%
Multifamily	669	26.4%	590	27.5%
Office	383	15.1%	423	19.7%
Retail	443	17.5%	403	18.8%
Single Family	253	10.0%	16	0.8%
Total mortgage loans	$2,535	100%	$2,143	100%
[1]    As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the amortized cost of mortgage loans excludes ACL of $15 and $12, respectively.
Past-Due Mortgage Loans
Mortgage loans are considered past due if a payment of principal or interest is not received according to the contractual terms of the loan agreement, which typically includes a grace period. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company held no mortgage loans considered past due.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Purchased Financial Assets with Credit Deterioration
Purchased financial assets with credit deterioration ("PCD") are purchased financial assets with a “more-than-insignificant” amount of credit deterioration since origination. PCD assets are assessed only at initial acquisition date and for any investments identified, the Company records an allowance at acquisition with a corresponding increase to the amortized cost basis. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company held no PCD fixed maturities, AFS or mortgage loans.
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be variable interest entities ("VIEs") primarily as an investor through normal investment activities.
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE on the Company’s Consolidated Financial Statements. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company did not hold any VIEs for which it was the primary beneficiary.
Non-Consolidated VIEs
The Company, through normal investment activities, makes passive investments in limited partnerships and other alternative investments. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments. The Company’s maximum exposure to loss as of December 31, 2022 (Successor Company) and 2021 (Successor Company) is limited to the total carrying value of $1.3 billion and $1.1 billion, respectively, which are included in limited partnerships and other alternative investments on the Company's Consolidated Balance Sheets. As of December 31, 2022(Successor Company) and 2021 (Successor Company), the Company had outstanding commitments totaling $410 and $419, respectively, whereby the Company is committed to fund these investments and may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.
In addition, the Company makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are included in ABS, CLOs, CMBS, and RMBS and are reported in fixed maturities, AFS on the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs, and, where applicable, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through repurchase agreements.
Repurchase Agreements
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. The maturity of these transactions is generally of ninety days or less. Repurchase agreements include master netting provisions that provide both parties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred under specified conditions and

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's Consolidated Balance Sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's Consolidated Balance Sheets.
From time to time, the Company enters into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The maturity of these transactions is generally within one year. The agreements require additional collateral to be transferred to the Company under specified conditions and the Company has the right to sell or re-pledge the securities received. The Company accounts for reverse repurchase agreements as collateralized financing. The receivable for reverse repurchase agreements is included within short-term investments on the Company's Consolidated Balance Sheets.

Repurchase Agreements
	Successor Company
	December 31, 2022	December 31, 2021
	Fair Value	Fair Value
Repurchase agreements:
Gross amount of recognized liabilities for repurchase agreements	$564	$663
Gross amount of collateral pledged related to repurchase agreements [1]	$577	$679
Gross amount of recognized receivables for reverse repurchase agreements [2]	$7	$44
[1]    Collateral pledged is included within fixed maturities, AFS and short-term investments on the Company's Consolidated Balance Sheets.
[2]    Collateral received is included within short-term investments on the Company's Consolidated Balance Sheets.
Other Collateral Transactions
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the fair value of securities on deposit was $20 and $26, respectively.
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivatives of Notes to Consolidated Financial Statements.
Equity Method Investments
The majority of the Company's investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company recognized total equity method income of $168 for the year ended December 31, 2022 (Successor Company), $259 for the period of December 31, 2021 (Successor Company), $216 for the six months ended June 30, 2021 (Predecessor Company) and $130 for the year ended December 31, 2020 (Predecessor Company). Equity method income is reported in net investment income. The Company’s maximum exposure to loss as of December 31, 2022 (Successor Company) is limited to the total carrying value of $1.3 billion. In addition, the Company has outstanding commitments totaling approximately $410, to fund limited partnership and other alternative investments as of December 31, 2022 (Successor Company).
The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2022, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments, including those investments that would have been accounted for under the equity method if the Company had not chosen to elect the FVO. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $172.7 billion and $171.1 billion as of December 31, 2022 (Successor Company) and 2021 (Successor Company), respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $28.6 billion and $30.8 billion as of December 31, 2022 (Successor Company) and 2021 (Successor Company), respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $1.9 billion, $2.0 billion and $1.0 billion for the years ended December 31, 2022 (Successor Company), December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively. Aggregate net income excluding net investment income of the

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
limited partnerships in which the Company invested totaled $4.7 billion (Successor Company), $31.4 billion, and $5.9 billion for the years ended December 31, 2022 (Successor Company), 2021 (Successor Company) and 2020 (Predecessor Company), respectively. As of, and for the year ended, December 31, 2022 (Successor Company), the aggregated summarized financial data reflects the latest available financial information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives
Derivative Instruments
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as freestanding derivatives, such as certain reinsurance contracts, or as embedded derivative instruments, such as certain GMWB riders included with certain variable annuity products.
Strategies that Qualify for Hedge Accounting
Some of the Company's derivatives satisfy hedge accounting requirements as outlined in Note 1 - Basis of Presentation and Significant Accounting Policies of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. As a result of pushdown accounting, derivative instruments that previously qualified for hedge accounting were de-designated and recorded at fair value through adjustments to additional paid-in capital at the acquisition date. The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Non-Qualifying Strategies
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.
The non-qualifying strategies include:
Interest Rate Swaps, Swaptions and Futures
The Company uses interest rate swaps, swaptions and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the notional amount of interest rate swaps in offsetting relationships was $276 and $506, respectively.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty or the Company should the referenced security issuers experience a credit event, as defined in the contract. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Equity Index Swaps and Options
The Company enters into equity index options to hedge the impact of a decline in the equity markets on the investment portfolio.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)
Macro Hedge Program
The Company utilizes equity swaps, options and futures as well as interest rate swaps to provide protection against the statutory tail scenario risk to the Company's statutory surplus arising from higher GMDB claims, as well as lower variable annuity fee revenue.
GMWB Derivatives, net
The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer a portion of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as freestanding derivatives with a notional amount equal to the GRB reinsured.
FIA Embedded Derivative
The Company has assumed through reinsurance, certain FIA products with index-based crediting that constitutes an embedded derivative. The cedant hedges this risk and provides the benefits of this hedging as part of the reinsurance settlements.
Ceded Modified Coinsurance Reinsurance Contracts
As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company had approximately $645 and $775, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in trust accounts established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the invested assets which are carried at fair value and support the reinsured reserves. A funds withheld liability is recorded for funds contractually withheld by the Company under funds withheld modified coinsurance arrangements in which the Company is the cedant.
Derivative Balance Sheet Classification
For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the FVO.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

	Net Derivatives				Asset Derivatives		Liability Derivatives
	Notional Amount		Fair Value		Fair Value		Fair Value
	Successor Company		Successor Company		Successor Company		Successor Company
Hedge Designation/Derivative Type	Dec 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Cash flow hedges
Interest rate swaps	$250	$100	$—	$—	$—	$—	$—	$—
Total cash flow hedges	250	100	—	—	—	—	—	—
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	1,363	3,074	(1)	(7)	3	19	(4)	(26)
Foreign exchange contracts
Foreign currency swaps and forwards	161	161	15	9	16	10	(1)	(1)
Credit contracts
Credit derivatives that assume credit risk	500	100	4	2	4	2	—	—
Variable annuity hedge program
GMWB product derivatives [1]	6,308	7,086	131	80	131	100	—	(20)
GMWB reinsurance contracts	1,397	1,555	(131)	(8)	—	—	(131)	(8)
GMWB hedging instruments	—	—	—	—	—	—	—	—
Macro hedge program	22,823	22,991	211	(213)	506	145	(295)	(358)
Fixed indexed annuities
FIA product derivative [1] [2]	—	—	(385)	(655)	—	—	(385)	(655)
FIA reinsurance contracts [2]	—	—	288	—	288	—	—	—
Other
Modified coinsurance reinsurance contracts [2]	—	—	1,647	15	1,647	15	—	—
Total non-qualifying strategies	32,552	34,967	1,779	(777)	2,595	291	(816)	(1,068)
Total cash flow hedges and non-qualifying strategies	$32,802	$35,067	$1,779	$(777)	$2,595	$291	$(816)	$(1,068)
Balance Sheet Location
Fixed maturities, AFS	$56	$56	$—	$—	$—	$—	$—	$—
Other investments	11,998	8,163	195	43	237	91	(42)	(48)
Other liabilities	13,043	18,206	34	(252)	292	85	(258)	(337)
Reinsurance recoverables	1,397	1,556	286	7	417	15	(131)	(8)
Funds withheld liability	—	—	1,518	—	1,518	—	—	—
Other policyholder funds and benefits payable	6,308	7,086	(254)	(575)	131	100	(385)	(675)
Total derivatives	$32,802	$35,067	$1,779	$(777)	$2,595	$291	$(816)	$(1,068)
[1] These derivatives are embedded within liabilities and are not held for risk management purposes.
[2] For certain assumed and ceded reinsurance agreements the notional value is not indicative of the volume of activity. Refer to Note 5 - Reinsurance for additional information regarding the activity which generated the value of the embedded derivative.

Offsetting of Derivative Assets/Liabilities
The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset on the Company's Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Offsetting Derivative Assets and Liabilities
	(i)	(ii)	(iii) = (i) - (ii)		(iv)	(v) = (iii) - (iv)
			Net Amounts Presented on the Statement of Financial Position		Collateral Disallowed for Offset on the Statement of Financial Position
	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset on the Statement of Financial Position	Derivative Assets [1] (Liabilities) [2]	Accrued Interest and Cash Collateral (Received) [3] Pledged [2]	Financial Collateral (Received) Pledged [4]	Net Amount
As of December 31, 2022 (Successor Company)
Other investments	$529	$446	$195	$(112)	$68	$15
Other liabilities	(300)	(195)	34	(139)	(103)	(2)
As of December 31, 2021 (Successor Company)
Other investments	$176	$162	$43	$(29)	$5	$9
Other liabilities	(385)	(134)	(252)	1	(251)	—
[1]    Included in other invested assets on the Company's Consolidated Balance Sheets.
[2]    Included in other liabilities on the Company's Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.
[3]    Included in other investments on the Company's Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.
[4]    Excludes collateral associated with exchange-traded derivative instruments.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

Derivatives in Cash Flow Hedging Relationships
Pre-Tax Gain (Loss) Recognized in OCI
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Interest rate swaps	$(35)	$—	$—	$—
Foreign currency swaps	—	—	—	(2)
Total	$(35)	$—	$—	$(2)

Derivatives in Cash Flow Hedging Relationships (Successor Company)
Gain (Loss) Reclassified from AOCI into Income
	For the Year Ended December 31, 2022		For the Period of July 1, 2021 to December 31, 2021
	Net Realized Capital Gains	Net Investment Income	Net Realized Capital Losses	Net Investment Income
Interest rate swaps	$—	$(1)	$—	$—
Foreign currency swaps	—	—	—	—
Total	$—	$(1)	$—	$—
Total amounts presented in the Consolidated Statements of Operations	$317	$778	$(20)	$498

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivatives in Cash Flow Hedging Relationships (Predecessor Company)
Gain or (Loss) Reclassified from AOCI into Income
	For the Six Months Ended June 30, 2021		For the Years Ended December 31, 2020
	Net Realized Capital Losses	Net Investment Income	Net Realized Capital Losses	Net Investment Income
Interest rate swaps	$—	$—	$—	$—
Foreign currency swaps	(1)	—	—	—
Total	(1)	—	—	—
Total amounts presented in the Consolidated Statements of Operations	$(242)	$534	$(74)	$816
As of December 31, 2022 (Successor Company), the before tax deferred net losses on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months were $8. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.
For all periods presented, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Non-qualifying Strategies
For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Non-qualifying Strategies Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Variable annuity hedge program
GMWB product derivatives	$88	$29	$82	$67
GMWB reinsurance contracts	(88)	4	(24)	(27)
GMWB hedging instruments				42
Variable annuity macro hedge program	(1)	(100)	(301)	(414)
Total variable annuity hedge program	(1)	(67)	(243)	(332)
Fixed Index Annuity
FIA product derivatives	270	—	—	—
Foreign exchange contracts
Foreign currency swaps and forwards	7	5	(2)	(4)
Other non-qualifying derivatives
Interest rate contracts
Interest rate swaps, swaptions, and futures	(306)	21	(76)	180
Credit contracts
Credit derivatives that purchase credit protection	—	—	—	19
Credit derivatives that assume credit risk	3	1	—	—
Other
Modified coinsurance reinsurance contracts	1,136	15	22	(50)
Total other non-qualifying derivatives	833	37	(54)	149
Total [1]	$1,109	$(25)	$(299)	$(187)
[1]    Excludes investments that contain an embedded credit derivative for which the Company has elected the FVO.
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

As of December 31, 2022 (Successor Company)
				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative Type by Derivative Risk Exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount	Offsetting Fair Value
Basket credit default swaps [3]
Investment grade risk exposure	$500	$4	5 years	Corporate Credit	BBB+	$—	$—
Total	$500	$4				$—	$—
As of December 31, 2021 (Successor Company)
				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative Type by Derivative Risk Exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount	Offsetting Fair Value
Basket credit default swaps [3]
Investment grade risk exposure	$100	$2	5 years	Corporate Credit	BBB+	$—	$—
Total	$100	$2				$—	$—
[1]    The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
[2]    Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.
[3]     Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.
Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company pledged cash collateral with a fair value of $5 and $2, respectively, associated with derivative instruments. The collateral receivable has been recorded in other assets or other liabilities on the Company's Consolidated Balance Sheets, as determined by the Company's election to offset on the balance sheet. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company also pledged securities collateral associated with derivative instruments with a fair value of $106 and $270, respectively, which have been included in fixed maturities, AFS on the Consolidated Balance Sheets. The counterparties have the right to sell or re-pledge these securities. In addition, as of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company has pledged initial margin of cash related to OTC-cleared and exchange traded derivatives with a fair value of $15 and $4, respectively, which is recorded in other investments or other assets on the Company's Consolidated Balance Sheets. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company has pledged initial margin of securities related to OTC-cleared and exchange traded derivatives with a fair value of $187 and $172, respectively, which are included within fixed maturities, AFS on the Company's Consolidated Balance Sheets.
As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company accepted cash collateral associated with derivative instruments of $262 and $30, respectively, which was invested and recorded on the Consolidated Balance Sheets in fixed maturities, AFS and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company's election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2022 (Successor Company) and 2021 (Successor Company) with a fair value of $79 and $5, respectively, which the Company has the right to sell or repledge. As of December 31, 2022 (Successor Company), the Company had not repledged securities and did not sell any securities. The non-cash collateral accepted was held in separate custodial accounts and was not included on the Company's Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance
The Company cedes to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. The Company also assumes from unaffiliated insurers to provide our counterparties with risk management solutions. The Company's historical reinsurance cessions provided a level of risk mitigation desired by prior ownership. The Company's current reinsurance assumptions and internal retrocessions provide strategic business growth opportunities. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly monitors the financial condition and ratings of its reinsurers and structures agreements to provide collateral funds where necessary.
Assumed Reinsurance
Guardian
As disclosed in Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements, on November 1, 2022 (Successor Company), the Company entered into a reinsurance agreement with GIAC to assume certain blocks of variable annuities. Although the separate account assets and liabilities are reported net on the Company's Consolidated Balance Sheets, the Company earns income on the assumed separate account assets.
The following table summarizes the impacts of the transaction:

Assets
Investments	$405
Cash	121
Other assets	3
Total assets	529
Liabilities
Reserve for future policy benefits	3
Other policyholder funds and benefits payable	436
Other liabilities [1]	90
Total liabilities	$529
[1]    Other liabilities represents a deferred gain of $90.
Allianz
As disclosed in Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements, on December 30, 2021 (Successor Company), the Company entered into a reinsurance agreement with Allianz, whereby the Company assumed certain blocks of FIA on a coinsurance basis.
The following table summarizes the impacts of the transaction:

Assets
Investments	$8,357
Cash	(693)
Other assets	75
Reinsurance recoverables	244
Total assets	7,983
Liabilities
Reserve for future policy benefits	616
Other policyholder funds and benefits payable	7,340
Other liabilities [1]	27
Total liabilities	$7,983
[1] Other liabilities includes a deferred gain of $25.
For the period of July 1, 2021 through December 31, 2021 (Successor Company), there was not a material impact on the Consolidated Statements of Operations from the Company's reinsurance arrangement with Allianz.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)
Ceded Reinsurance
Reinsurance recoverables include balances due from reinsurance companies and are presented net of ACL. The ACL represents an estimate of expected credit losses over the lifetime of the contracts that reflect management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ inability to pay. Reinsurance recoverables include an estimate of the amount of policyholder benefits that may be ceded under the terms of the reinsurance agreements. Amounts recoverable from reinsurers are estimated in a manner consistent with assumptions used for the underlying policy benefits. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.

Reinsurance Recoverables, net
	Successor Company
	As of December 31,
	2022	2021
Reserve for future policy benefits and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$20,174	$19,850
Commonwealth Annuity and Life Insurance Company ("Commonwealth")	8,001	8,718
TR Re	11,537	6,130
Other reinsurers	1,029	1,187
Gross reinsurance recoverables	40,741	35,885
Less: ACL	27	37
Reinsurance recoverables, net	$40,714	$35,848
As of December 31, 2022 (Successor Company), the Company had reinsurance recoverables from Commonwealth, Massachusetts Mutual Life Insurance Company ("MassMutual"), Prudential Financial, Inc. ("Prudential") and TR Re of approximately $8.0 billion, $6.7 billion, $13.5 billion and $11.5 billion, respectively. As of December 31, 2021 (Successor Company), the Company had reinsurance recoverables from Commonwealth, MassMutual, Prudential and TR Re of $8.7 billion, $6.8 billion, $13.1 billion and $6.1 billion, respectively. The Company's obligations to its direct policyholders that have been reinsured to Commonwealth, MassMutual and Prudential are primarily secured by invested assets held in trust. The Company's obligations to its direct policyholders reinsured to TR Re are secured by invested assets held by the Company in segregated portfolios.
Affiliated
As disclosed in Note 1 - Basis of Presentation and Significant Accounting Policies, on December 31, 2022 (Successor Company) and December 31, 2021 (Successor Company), the Company entered into several affiliated reinsurance agreements with TR Re, primarily on a modified coinsurance basis.
The following table summarizes the impacts of these transactions:

December 31, 2022 (Successor Company)
Assets
Reinsurance recoverables	$5,192
VOBA and DAC	(11)
Total assets	5,181
Liabilities
Funds withheld liability	5,045
Other liabilities [1]	136
Total liabilities	$5,181
[1]    Other liabilities includes a deferred gain of $137.
For the year ended December 31, 2022 (Successor Company), there was no impact in the Consolidated Statements of Operations from the Company's affiliated reinsurance arrangement entered into in 2022.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)

December 31, 2021 (Successor Company)
Assets
Cash	$(184)
Reinsurance recoverables	6,130
Total assets	5,946
Liabilities
Funds withheld liability	5,128
Other liabilities [1]	818
Total liabilities	$5,946
[1]    Other liabilities includes a deferred gain of $805.
For the year ended December 31, 2022 (Successor Company), the impacts in the Consolidated Statements of Operations from the Company's affiliated reinsurance arrangement entered into in 2021, was as follows:

Affiliated Reinsurance Impacts
Successor Company
As of December 31, 2022
Revenues
Policy charges and fee income	$(279)
Premiums	(27)
Net investment income	(136)
Net realized capital gains	990
Amortization of deferred gains	27
Total revenues	575
Benefits, losses and expenses
Benefits and losses	(184)
Insurance operating costs and other expenses	(119)
Total benefits, losses and expenses	(303)
Income before income taxes	878
Income tax expense	184
Net income	$694
For the period of July 1, 2021 through December 31, 2021 (Successor Company), there was not a material impact on the Consolidated Statements of Operations from the Company's affiliated reinsurance arrangement entered into in 2021.
Allowance for Credit Losses
For the year ended December 31, 2022, the ACL decreased by $10 to $27. The Company closely monitors the financial condition, ratings and current market information of all its counterparty reinsurers and records an ACL considering the credit quality of the reinsurer, the invested assets in trust, and the period over which the recoverable balances are expected to be collected. Counterparty risk is assessed on a pooled basis in cases of shared risk characteristics, and separately for individual reinsurers when it is more relevant. The Company evaluates historical events, current conditions, and reasonable and supportable forecasts in developing its ACL estimate. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. The ACL is estimated using a probability of default and loss given default model applied to the amount of reinsurance recoverables, net of collateral, exposed to loss. The probability of default factor is assigned based on each reinsurer's credit rating. The Company reassesses and updates credit ratings on a quarterly basis. The probability of default factors encompass historical industry defaults for liabilities with similar durations to the reinsured liabilities as estimated through multiple economic cycles. The loss given default factors are based on a study of historical recovery rates for general creditors of corporations through multiple economic cycles.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)
Insurance Revenues

Insurance Revenues
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Gross premiums, policy charges and fee income	$2,240	$1,173	$1,210	$2,221
Reinsurance assumed	210	69	64	125
Reinsurance ceded	(1,835)	(801)	(812)	(1,570)
Net premiums, policy charges and fee income	$615	$441	$462	$776
Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $1,648 for the year ended December 31, 2022 (Successor Company), $782 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $958 the period of January 1, 2021 to June 30, 2021 (Predecessor Company), and $1.5 billion for the year ended December 31, 2020 (Predecessor Company). In addition, the Company has reinsured a portion of the risk associated with U.S. variable annuities and the associated GMDB and GMWB risks.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
6. Value of Business Acquired and Deferred Acquisition Costs

Changes in the VOBA Balance
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Balance, beginning of period [1]	$479	$565	$586	$696
Amortization - VOBA	(45)	(17)	29	14
Amortization - unlock benefit (charge), pre-tax	(34)	(73)	14	(64)
Adjustments to unrealized gains on fixed maturities, AFS and other	108	4	26	(60)
Balance, end of period	$508	$479	$655	$586
[1]    The beginning balance as of July 1, 2021 differs from the ending balance as of June 30, 2021, due to the application of pushdown accounting related to the Sixth Street Acquisition. For more information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

Expected Remaining VOBA Amortization (Successor Company)
2023	$13
2024	$10
2025	$16
2026	$25
2027	$25

Changes in the DAC Asset (Successor Company)
For the Year Ended December 31, 2022
Balance, beginning of period	$—
Additions	22
Amortization - DAC	—
Amortization - unlock benefit (charge), pre-tax	—
Reinsurance impact	(11)
Balance, end of period	$11

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Goodwill and Other Intangible Assets

Goodwill
Carrying Value
	As of December 31, 2022	As of December 31, 2021
Balance, beginning of period	$97	$—
Acquisitions [1]	—	97
Balance, end of period	$97	$97
[1]    Related to the pushdown of purchase accounting related to the Sixth Street Acquisition. For more information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

Other Intangible Assets
	As of December 31, 2022			As of December 31, 2021
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Amortizing internally developed software	$41	$(9)	$32	$41	$(3)	$38
Indefinite-lived state insurance licenses	26	—	26	26	—	26
Total other intangible assets	$67	$(9)	$58	$67	$(3)	$64

Expected Pre-tax Amortization Expense as of December 31, 2022 (Successor Company)
2023	$6
2024	$6
2025	$6
2026	$6
2027	$6

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities

Changes in Reserves for Future Policy Benefits
Successor Company
	Universal Life-Type Contracts
	VA GMDB/GMWB [1]	FIA Guarantees and Other [2]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability Balance, as of December 31, 2021	$340	$604	$4,605	$16,149	$21,698
Incurred	136	(25)	835	340	1,286
Paid	(106)	(84)	(66)	(801)	(1,057)
Change in unrealized investment gains and losses	—	(495)	—	—	(495)
Liability balance, as of December 31, 2022	$370	$—	$5,374	$15,688	$21,432
Reinsurance recoverable asset, as of December 31, 2021	$299	$—	$4,605	$10,135	$15,039
Incurred	92	—	835	154	1,081
Paid	(77)	—	(66)	(446)	(589)
Reinsurance recoverable asset, as of December 31, 2022	$314	$—	$5,374	$9,843	$15,531

Successor Company
	Universal Life-Type Contracts
	VA GMDB/GMWB [1]	FIA Guarantees and Other [2]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability balance, as of July 1, 2021	$346	$—	$4,394	$16,382	$21,122
Incurred [4]	38	604	240	253	1,135
Paid	(44)	—	(29)	(486)	(559)
Liability balance, as of December 31, 2021	$340	$604	$4,605	$16,149	$21,698
Reinsurance recoverable asset, as of July 1, 2021	$184	$—	$4,394	$5,422	$10,000
Incurred	152	—	240	4,845	5,237
Paid	(37)	—	(29)	(132)	(198)
Reinsurance recoverable asset, as of December 31, 2021	$299	$—	$4,605	$10,135	$15,039

Predecessor Company
	Universal Life-Type Contracts
	VA GMDB/ GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability balance, as of December 31, 2020	$460	$4,195	$13,970	$18,625
Incurred [4]	54	217	179	450
Paid	(50)	(18)	(319)	(387)
Liability balance, as of June 30, 2021	$464	$4,394	$13,830	$18,688
Reinsurance recoverable asset, as of December 31, 2020	$254	$4,195	$4,690	$9,139
Incurred [4]	35	217	78	330
Paid	(41)	(18)	(137)	(196)
Reinsurance recoverable asset, as of June 30, 2021	$248	$4,394	$4,631	$9,273
[1]    These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits up to the GRB are embedded derivatives held at fair value and are excluded from these balances.
[2]    These liability balances include additional liabilities for expected annuitizations on two-tiered FIA's and GLWB's, as part of the Allianz reinsurance agreement entered into on December 30, 2021.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)
[3]    Represents life-contingent reserves for which the company is subject to insurance and investment risk.
[4]    Includes the portion of assessments established as additions to reserves, changes in estimates affecting the reserves and the amounts recoverable under modified coinsurance reinsurance agreements.

Account Value by GMDB/GMWB Type as of December 31, 2022 (Successor Company)
	Account Value (“AV”) [9]	Net amount at Risk (“NAR”) [10]	Retained Net Amount at Risk (“RNAR”) [10]	Weighted Average Attained Age of Annuitant
MAV [1]
MAV only	$9,984	$2,257	$302	74
With 5% rollup [2]	1,478	295	196	73
With earnings protection benefit rider (“EPB”) [3]	2,414	513	55	75
With 5% rollup & EPB	336	83	21	76
Total MAV	14,212	3,148	574
Asset protection benefit (“APB”) [4]	6,165	851	282	73
Lifetime income benefit (“LIB”) – death benefit [5]	258	4	2	76
Reset (5-7 years) [6]	2,122	96	56	72
Return of premium (“ROP”) /other [7]	10,097	105	62	71
Variable annuity without GMDB [8]	2,611	—	—	73
Subtotal variable annuity [11]	$35,465	$4,204	$976	73
Less: general account value	2,983
Subtotal separate account liabilities with GMDB	32,482
Separate account liabilities - other	62,393
Less:
Separate account assets assumed under modified coinsurance [12]	6,613
Separate account base contract assets not reinsured [12]	1,007
Total separate account liabilities	$87,255
[1]    MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).
[2]    Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.
[3]    EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.
[4]    APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).
[5]    LIB GMDB is the greatest of current AV; net premiums paid; or, for certain contracts, a benefit amount generally based on market performance that ratchets over time.
[6]    Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).
[7]    ROP GMDB is the greater of current AV and net premiums paid.
[8]    Includes account value for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.
[9]    AV includes the contract holder’s investment in the separate account and the general account.
[10]    NAR is defined as the guaranteed minimum death benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.
[11]    Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $8.6 billion of total account value and weighted average attained age of 72 years. There is no NAR or retained NAR related to these contracts.
[12] Adjustment to remove AV for separate accounts that are not reflected on the Consolidated Balance Sheets, as they were assumed on a modified coinsurance basis and/or the Company has only reinsured certain associated GMDB and GMWB riders on a coinsurance basis.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Balance Breakdown of Variable Separate Account Investments for Contracts with Guarantees
	Successor Company
Asset Type	December 31, 2022	December 31, 2021
Equity securities (including mutual funds)	$24,548	$33,240
Cash and cash equivalents [1]	1,321	1,362
Total [2]	$25,869	$34,602
[1]    Represents an allocation of the portfolio holdings.
[2]     Includes $2.6 billion and $3.0 billion of account value as of December 31, 2022 (Successor Company) and 2021 (Successor Company), respectively, for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.
As of December 31, 2022 (Successor Company) and 2021 (Successor Company), approximately 18% and 17%, respectively, of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 82% and 83%, respectively, were funds invested in equity securities.
For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Debt

Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the Company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The CTDOI will permit the Company to pledge up to approximately $922 in qualifying assets to secure FHLBB advances for 2023. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2022, the Company had no advances outstanding under the FHLBB facility.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes

Provision for Income Taxes
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Income Tax Expense (Benefit)
Current - U.S. Federal	$(18)	(86)	$—	$10
Deferred - U.S. Federal	125	137	30	56
Total income tax expense	$107	$51	$30	$66
Deferred tax assets and liabilities on the Consolidated Balance Sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities.

Components of Deferred Tax Assets (Liabilities)
	Successor Company
	December 31, 2022	December 31, 2021
Deferred Tax Assets
Tax basis deferred policy acquisition costs	$129	$110
VOBA and reserves	349	716
Net operating loss carryover	1	25
Employee benefits	4	7
Foreign tax credit carryover	16	16
Net unrealized loss on investments	703	4
Deferred reinsurance gain	228	187
Total deferred tax assets	1,430	1,065
Deferred Tax Liabilities
Investment related items	(366)	(449)
Other	(13)	(13)
Total deferred tax liabilities	(379)	(462)
Net deferred tax asset	$1,051	$603
The statute of limitations is closed through the 2018 tax year with the exception of net operating loss ("NOL") carryforwards utilized in open tax years. Management believes that an adequate provision has been made on the consolidated financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. As of December 31, 2022 and 2021, the Company had no reserves for uncertain tax positions. As of December 31, 2022 and 2021, there were no unrecognized tax benefits that if recognized would affect the effective tax rate and that had a reasonable possibility of significantly increasing or decreasing within the next 12 months.
The Company classifies interest and penalties (if applicable) as income tax expense on the consolidated financial statements. The Company recognized no interest expense for the year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company) . The Company had no interest payable as of December 31, 2022 and 2021. The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes (continued)
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.
Net deferred income taxes include the future tax benefits associated with the net operating loss carryover and foreign tax credit carryover as follows:
Net Operating Loss Carryover
As of December 31, 2022 and 2021, the net deferred tax asset included the expected tax benefit attributable to net operating losses of $3 and $117, respectively. These U.S. losses that were generated in 2018 were primarily due to the Commonwealth annuity reinsurance agreement. These losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year. The loss carryforwards are also subject to Internal Revenue Code Section 382, which may limit the amount that can be utilized in any carryforward year.
Given the Company's expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.
Foreign Tax Credit Carryover
As of December 31, 2022 and 2021, the net deferred tax asset included the expected tax benefit attributable to foreign tax credit carryovers of $16 and $16, respectively.
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows.

Income Tax Rate Reconciliation
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Tax provision at U.S. Federal statutory rate	$152	$70	$45	$98
Dividends received deduction ("DRD")	(38)	(16)	(14)	(28)
Foreign related investments	(7)	(2)	(1)	(4)
Other	—	(1)	—	—
Provision for income taxes	$107	$51	$30	$66
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.
Corporate Alternative Minimum Tax ("CAMT")
The Inflation Reduction Act of 2022 introduced a 15% CAMT effective in 2023. Generally, the CAMT imposes a minimum tax on the adjusted financial statement income ("AFSI") of certain corporations with average annual AFSI over a three-year period in excess of $1 billion. While the Company does not anticipate being subject to the CAMT in 2023, it could be subject to the CAMT in future years.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Commitments and Contingencies
Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.
The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.
Unfunded Commitments
As of December 31, 2022 (Successor Company), the Company had outstanding commitments totaling $974, of which $410 was committed to fund limited partnerships and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $323 of the outstanding commitments are primarily related to various funding obligations associated with private debt. The remaining outstanding commitments of $241 are related to mortgage loans. Of the $974 in total outstanding commitments, $29 are related to mortgage loan commitments, which the Company can cancel unconditionally.
Guaranty Fund and Other Insurance-Related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities on the Consolidated Balance Sheets. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the liability balance was $4 and $4, respectively. As of December 31, 2022 (Successor Company) and 2021 (Successor Company) amounts related to premium tax offsets of $1 and $1, respectively, were included in other assets on the Consolidated Balance Sheets.
Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or risked-based capital ("RBC") tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a net liability position as of December 31, 2022 (Successor Company) was $110. Of this $110, the legal entities have posted collateral of $111 in the normal course of business. In addition, the Company did not post any collateral associated with a customized GMWB derivative. This could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Commitments and Contingencies (continued)
the collateral that is posted, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Transactions with Affiliates

Intercompany Liquidity Agreements
In 2022, the Company entered into several short-term affiliated intercompany liquidity agreements, permitting TL to borrow a maximum of $1.5 billion and lend a maximum of $500 and the Company's subsidiary to borrow a maximum of $600 and lend a maximum of $200. On October 13, 2022 (Successor Company), an affiliate borrowed $100, with a maturity date of October 13, 2023, and an accrued interest rate of 3.40% per annum. As of December 31, 2022, the Company recorded such affiliated borrowing of $100 in short-term investments on the Consolidated Balance Sheets. As of December 31, 2022, the Company did not borrow any amounts under the intercompany liquidity agreements.
Parent Company Transactions
As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company had no direct employees as it is managed by TLI, the Company's indirect parent, pursuant to an Intercompany Services and Cost Allocation Agreement ("reimbursement agreement") between the Company, TLI and other Company affiliates. Effective July 1, 2021, the reimbursement agreement was modified to reflect a cost-plus reimbursement model. The impact of this revision was not material to the Company.
TLI's wholly-owned subsidiary Talcott Administration Services Company, LLC ("TASC") provides insurance administration services and support for the Company and became a related party on October 21, 2021. For the year ended December 31, 2022 (Successor Company) and the period from October 1, 2021 to December 31, 2021 (Successor Company), fees incurred for these services were $53 and $14.
For information related to affiliated reinsurance arrangements with the Company's parent company TR Re, see Note 1 - Basis of Presentation and Significant Accounting Policies and Note 5 - Reinsurance of Notes to Consolidated Financial Statements.
For information related to capital contributions to the parent company, see the Dividends section of Note 13 - Statutory Results of Notes to Consolidated Financial Statements.
Sixth Street Transactions
As a result of the Sixth Street Acquisition described in Note 1 - Basis of Presentation and Significant Accounting Policies, the Company considers entities affiliated with Sixth Street as related parties. As described below, since the date of the Sixth Street Acquisition, the Company has entered into certain agreements with and made certain investments in Sixth Street affiliates.
The Company has investment management service agreements with a Sixth Street affiliate, in order to diversify the Company’s investment management capabilities and to leverage the specialty knowledge of Sixth Street with respect to certain asset classes. For the year ended December 31, 2022 (Successor Company) and the period of July 1, 2021 to December 31, 2021 (Successor Company), the Company recorded expenses related to these agreements of $1 and $0, respectively. As of December 31, 2022 and 2021 (Successor Company), amounts payable under the agreements were $0 and $0, respectively.
For the year ended December 31, 2022, the Company made certain investments totaling $12 that are issued and controlled by Sixth Street affiliates. The Company was not determined to be the primary beneficiary for these investments. As of December 31, 2022 (Successor Company) outstanding commitments for these investments were $49. There were no affiliated investments on the Company's Consolidated Balance Sheets as of December 31, 2021.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results

The Company and its domestic insurance subsidiaries prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition and value of business acquired costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

Statutory Net Income (Loss)
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Combined statutory net income (loss)	$441	$(426)	$(2)	$245

Statutory Capital
	Successor Company
	December 31, 2022	December 31, 2021
Statutory capital [1]	$2,738	$2,153
[1]    The Company relies upon a prescribed practice allowed by Connecticut state laws that allow the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer. The benefit from this prescribed practice was approximately $40 and $29 as of December 31, 2022 (Successor Company) and 2021 (Successor Company), respectively.
Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income (loss) above represents the total statutory net income (loss) of the Company and its other insurance subsidiaries. Statutory accounting principles require that ceding commissions paid on reinsurance transactions be expensed in the period incurred, affecting statutory net loss, where U.S. GAAP allows for the deferral of these amounts. In addition, as described in Note 1 - Basis of Presentation and Significant Accounting Policies, in 2021 the Company paid a $500 dividend associated with the Sixth Street Acquisition. Both items affected statutory capital.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose RBC requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio." The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2022 (Successor Company) and 2021 (Successor Company) .The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results (continued)
Dividends
As a condition to the Sixth Street Acquisition, the CTDOI requires any dividends from the Company, for a two-year period following the acquisition, be approved by the state insurance commissioner. Subsequent to this approval condition, dividends to the Company from its insurance subsidiaries and dividends from the Company to its parent are restricted by insurance regulation. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a domiciled insurer exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law, the dividend requires the prior approval of the domestic regulator. In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company.
Absent the restrictions noted above, the Company would be permitted to pay up to a maximum of $578 in dividends and the Company's subsidiaries are permitted to pay up to a maximum of $96 in dividends as determined by the above mentioned insurance regulations.
On June 28, 2021 (Predecessor Company), TL paid a $500 dividend to its then parent, TLI.
On September 18, 2020 (Predecessor Company), TL received a $400 dividend from its subsidiary, Talcott Resolution Life and Annuity Insurance Company ("TLA"). On the same date, TL subsequently declared and paid a $319 dividend to its parent TLI.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income

Changes in AOCI, Net of Tax for the Year Ended December 31, 2022 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities, AFS	Net Gain on Cash Flow Hedging Instruments	AOCI
Beginning balance	$(10)	$—	$(10)
OCI before reclassifications	(3,107)	(34)	(3,141)
Amounts reclassified from AOCI	412	—	412
OCI, before tax	(2,695)	(34)	(2,729)
Income tax benefit (expense)	566	7	573
OCI, net of tax	(2,129)	(27)	(2,156)
Ending balance	$(2,139)	$(27)	$(2,166)

Changes in AOCI, Net of Tax for the Period of July 1, 2021 to December 31, 2021 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities, AFS	Net Gain on Cash Flow Hedging Instruments	AOCI
Beginning balance	$—	$—	$—
OCI before reclassifications	(14)	—	(14)
Amounts reclassified from AOCI	2	—	2
OCI, before tax	(12)	—	(12)
Income tax benefit (expense)	2	—	2
OCI, net of tax	(10)	—	(10)
Ending balance	$(10)	$—	$(10)

Changes in AOCI, Net of Tax for the Six Months Ended June 30, 2021 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities, AFS	Net Gain on Cash Flow Hedging Instruments	AOCI
Beginning balance	$1,282	$(1)	$1,281
OCI before reclassifications	(301)	—	(301)
Amounts reclassified from AOCI	(47)	1	(46)
OCI, before tax	(348)	1	(347)
Income tax benefit (expense)	73	—	73
OCI, net of tax	(275)	1	(274)
Ending balance	$1,007	$—	$1,007

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income (continued)

Changes in AOCI, Net of Tax for the Year Ended December 31, 2020 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities, AFS	Unrealized Losses on Fixed Maturities, AFS for Which an ACL Has Been Recorded	Net Gain on Cash Flow Hedging Instruments	AOCI
Beginning balance	$717	$—	$—	$717
OCI before reclassifications	842	(1)	(1)	840
Amounts reclassified from AOCI	(127)	1	—	(126)
OCI, before tax	715	—	(1)	714
Income tax benefit (expense)	(150)	—	—	(150)
OCI, net of tax	565	—	(1)	564
Ending balance	$1,282	$—	$(1)	$1,281

Reclassification from AOCI
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020	Affected Line Item on the Consolidated Statements of Operations

Net Unrealized Gain on Fixed Maturities
Available-for-sale securities	$(412)	$(2)	$47	$127	Net realized capital gains (losses)
	(412)	(2)	47	127	Income before income taxes
	(87)	—	10	27	Income tax expense
	$(325)	$(2)	$37	$100	Net income
Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded
Fixed maturities, AFS	$—	$—	$—	$(1)	Net realized capital gains (losses)
	—	—	—	(1)	Income before income taxes
	—	—	—	—	Income tax expense
	$—	$—	$—	$(1)	Net income
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps	$—	$—	$—	$—	Net realized capital gains (losses)
Interest rate swaps	—	—	—	—	Net investment income
Foreign currency swaps	—	—	(1)	—	Net realized capital gains (losses)
	—	—	(1)	—	Income before income taxes
	—	—	—	—	Income tax expense
	$—	$—	$(1)	$—	Net income
Total amounts reclassified from AOCI	$(325)	$(2)	$36	$99	Net income

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
15. Revenue from Contracts with Customers
The Company follows the FASB’s updated guidance for recognizing revenue from contracts with customers which excludes insurance contracts and financial instruments. Revenue subject to the guidance is recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services.

Revenues from Contracts with Customers
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Administration and distribution services fees	$76	$45	$44	$80
The Company earns revenues from these contracts primarily for administrative and distribution services fees from offering certain fund families as investment options in its variable annuity products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
16. Subsequent Event
The Company has evaluated subsequent events through April 27, 2023, the date the consolidated financial statements were issued. On January 27, 2023, pursuant to the Intercompany Liquidity Agreements discussed in Note 12 -Transactions with Affiliates, an affiliate borrowed $60 from the Company. The intercompany loan has a maturity date of January 26, 2024, and accrues at an interest rate of 4.50% per annum.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Talcott Resolution Life Insurance Company

Opinion on the Financial Statement Schedules

We have audited the consolidated financial statements of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2022 and 2021 (Successor Company), the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for the year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company), and have issued our report thereon dated April 27, 2023 (which report expresses an unqualified opinion). Our audits also included the financial statement schedules I, IV, and V. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statement schedules based on our audits. In our opinion, such financial statement schedules, when considered in relation to the financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
April 27, 2023

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE I
SUMMARY OF INVESTMENTS—OTHER THAN INVESTMENTS IN AFFILIATES
($ in millions)

	Successor Company
	As of December 31, 2022
Type of Investment	Cost	Fair Value	Amount at Which Shown on Balance Sheet
Fixed Maturities
Bonds and notes:
U.S. government and government agencies and authorities (guaranteed and sponsored)	$1,395	$1,070	$1,070
States, municipalities and political subdivisions	1,320	1,040	1,040
Foreign governments	379	315	315
Public utilities	1,776	1,423	1,423
All other corporate bonds	10,769	8,818	8,818
All other mortgage-backed and asset-backed securities	3,050	2,717	2,717
Total fixed maturities, available-for-sale	18,689	15,383	15,383
Fixed maturities, at fair value using fair value option	352	331	331
Total fixed maturities	19,041	15,714	15,714
Equity Securities
Common stocks:
Industrial, miscellaneous and all other	14	14	14
Non-redeemable preferred stocks	191	165	165
Total equity securities, at fair value	205	179	179
Mortgage loans [1]	2,535	2,232	2,520
Policy loans	1,495	1,495	1,495
Futures, options and miscellaneous	384	85	85
Real estate acquired in satisfaction of debt	10	10	10
Short-term investments	1,489	1,489	1,489
Investments in partnerships and trusts	1,300		1,300
Total investments	$26,459		$22,792
[1] Cost of mortgage loans excludes the allowance for credit losses ("ACL") of $15. For further information, refer to Schedule V - Valuation and Qualifying Accounts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE IV
REINSURANCE
($ In millions)

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
For the Year Ended December 31, 2022 (Successor Company)
Life insurance in-force	$222,398	$158,750	$155	$63,803	—%
Insurance Revenues
Life insurance and annuities	$2,228	$1,823	$210	$615	34%
Accident health insurance	12	12	—	—	—%
Total insurance revenues	$2,240	$1,835	$210	$615	34%
For the Period of July 1, 2021 to December 31, 2021 (Successor Company)
Life insurance in-force	$232,607	$166,822	$158	$65,943	—%
Insurance Revenues
Life insurance and annuities	$1,170	$798	$69	$441	16%
Accident health insurance	3	3	—	—	—%
Total insurance revenues	$1,173	$801	$69	$441	16%
For the Six Months Ended June 30. 2021 (Predecessor Company)
Life insurance in-force	$236,517	$170,776	$166	$65,907	—%
Insurance Revenues
Life insurance and annuities	$1,202	$804	$64	$462	14%
Accident health insurance	8	8	—	—	—%
Total insurance revenues	$1,210	$812	$64	$462	14%
For the Year Ended December 31, 2020 (Predecessor Company)
Life insurance in-force	$239,801	$174,372	$173	$65,602	—%
Insurance Revenues
Life insurance and annuities	$2,201	$1,550	$125	$776	16%
Accident health insurance	20	20	—	—	—%
Total insurance revenues	$2,221	$1,570	$125	$776	16%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE V
VALUATION AND QUALIFYING ACCOUNTS
(In millions)

Successor Company
2022	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
Allowance for credit losses ("ACL") on fixed maturities, AFS	$—	$1	$(1)	$—
ACL on mortgage loans	12	3	—	15
ACL on reinsurance recoverables	37	—	(10)	27
2021	Balance July 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
ACL on fixed maturities, AFS	—	—	—	—
ACL on mortgage loans	12	—	—	12
ACL on reinsurance recoverables	34	3	—	37
Predecessor Company
2021	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance June 30,
ACL on fixed maturities, AFS	1	—	—	1
ACL on mortgage loans	17	(6)	—	11
ACL on reinsurance recoverables	7	—	—	7
2020	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
ACL on fixed maturities, AFS	—	1	—	1
ACL on mortgage loans	9	8	—	17
ACL on reinsurance recoverables	5	2	—	7

PART II
OTHER INFORMATION
ITEM 27. EXHIBITS
(1)
Resolution of the Board of Directors authorizing the establishment of the Separate Account incorporated by reference to Post-Effective Amendment No. 25, to Registration Statement No. 333-114404 filed on April 30,
2020.

(2)	Not applicable.
(3)(a)	Principal Underwriter Agreement incorporated by reference to Post-Effective Amendment No. 17, to Registration Statement No. 333-114404 filed on April 22, 2013.
(3)(b)	Form of Sales Agreement incorporated by reference to Post-Effective Amendment No. 17, to Registration Statement No. 333-114404 filed on April 22, 2013.
(4)	Not applicable.
(5)	Form of Group Variable Funding Agreement incorporated by reference to Post-Effective Amendment No. 25, to Registration Statement No. 333-114404 filed on April 30, 2020.
(6)(a)	Articles of Incorporation of Talcott Resolution incorporated by reference to Post-Effective Amendment No. 25, to Registration Statement No. 333-114404 filed on April 30, 2020.
(6)(b)	Amended and Restated Bylaws of Talcott Resolution incorporated by reference to Post-Effective Amendment No. 25, to Registration Statement No. 333-114404 filed on April 30, 2020.
(7)	Not Applicable.
(8)(a)	Fund Participation Agreement — Alliance Fund Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 13, to Registration Statement No. 333-151805 filed on April 23, 2012.
(8)(b)
Fund Participation Agreement — American Century Investment Services,  Inc, as amended incorporated by reference to Post-Effective Amendment No. 25, to Registration Statement No. 333-114404 filed on April 30,
2020.

(8)(c)
Fund Participation Agreement — American Funds Distributors,  Inc., as amended incorporated by reference to
Post-Effective Amendment No. 13, to Registration Statement No. 333-151805 filed on April 23, 2012.

(i) Sixth Amendment, is incorporated by reference to Post-Effective Amendment No. 26, to Registration Statement No. 333-114404 filed on April 30, 2021.
(8)(d)	Fund Participation Agreement — BlackRock Distributors, Inc., as amended incorporated by reference to Post- Effective Amendment No. 25, to Registration Statement No. 333-114404 filed on April 30, 2020.
(i) Amendments to the Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 26, to Registration Statement No. 333-114404 filed on April 30, 2021.
(8)(e)	Fund Participation Agreement — Calvert Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 13, to Registration Statement No. 333-151805 filed on April 23, 2012.
(8)(f)	Fund Participation Agreement — Goldman, Sachs & Co. incorporated by reference to Post-Effective Amendment No. 13, to Registration Statement No. 333-151805 filed on April 23, 2012.
(i) Sixth Amendment to Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 26, to Registration Statement No. 333-114404 filed on April 30, 2021.
(8)(g)
Fund Participation Agreement — Hartford Investment Financial Services Company incorporated by reference to Post-Effective Amendment No. 13, to Registration Statement No. 333-151805 filed on April 23, 2012.

(8)(h)	Fund Participation Agreement — Hotchkis & Wiley, as amended incorporated by reference to Post-Effective Amendment No. 25, to Registration Statement No. 333-114404 filed on April 30, 2020.

(8)(i)	Fund Participation Agreement — Invesco Distributors, Inc., as amended incorporated by reference to Post- Effective Amendment No. 25, to Registration Statement No. 333-114404 filed on April 30, 2020.
(8)(j)	Fund Participation Agreement — Lord Abbett Distributor LLC incorporated by reference to Post-Effective Amendment No. 13, to Registration Statement No. 333-151805 filed on April 23, 2012.
(i) Amendment No. 4 incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement No. 333-151805, filed on September 22, 2015.
(ii) Amendment No. 5 incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement No. 333-151805, filed on April 29, 2016.
(8)(k)	Fund Participation Agreement — PIMCO Funds Distributor LLC incorporated by reference to Post-Effective Amendment No. 25, to Registration Statement No. 333-114404 filed on April 30, 2020.
(i) Amendments to the Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 26, to Registration Statement No. 333-114404 filed on April 30, 2021.
(8)(l)	Fund Participation Agreement — Victory Retail Service Agreement incorporated by reference to Post-Effective Amendment No. 13, to Registration Statement No. 333-151805 filed on April 23, 2012.
(9)(a)	Reinsurance Agreement incorporated by reference to Post-Effective Amendment No. 17, to Registration Statement No. 333-114404 filed on April 22, 2013.
(9)(b)	Reinsurance Agreement dated as of December 31, 2020, is incorporated by reference to Post-Effective Amendment No. 26, to Registration Statement No. 333-114404 filed on April 30, 2021.
(9)(c)	Administrative Services Agreement dated as of December 31, 2020, is incorporated by reference to Post- Effective Amendment No. 26, to Registration Statement No. 333-114404 filed on April 30, 2021.
(10)	Not Applicable.
(11)	Not Applicable.
(12)	Opinion and Consent of Mike Knowles, sub-administrator and agent and attorney-in-fact to Talcott Resolution Life Insurance Company Separate Account Twelve, is filed herewith.
(13)(a)	Consent of Deloitte & Touche LLP (Denver, CO) is filed herewith.
(13)(b)	Consent of KPMG, LLP, Independent Registered Public Accounting Firm. Talcott Resolution Life Insurance Company Separate Account Twelve is filed herewith.
(13)(c)	Consent of Deloitte & Touche LLP (Hartford, CT) is filed herewith.
(14)	Copy of Power of Attorney is filed herewith.

333-114404 HV-4900

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR
NAME	POSITION
Christopher B. Abreu	Vice President and Chief Risk Officer, Director
Christopher B Cramer	Senior Vice President, Corporate Secretary and Chief Tax Officer
Christopher J. Dagnault	Vice President
Christopher M. Grinnell	Vice President and Associate General Counsel
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Craig D. Morrow	Vice President and Actuary
David Bell	Assistant Secretary and Chief Information Security Officer
Diane Krajewski	Vice President, Chief Human Resources Officer and Head of Operations
Donna R. Jarvis	Vice President and Actuary
Ellen T. Below	Vice President and Chief Communications Officer and Head of Implementation
Emily Golovicher	Vice President
Federico Bonini	Director
Glenn Gadzik	Vice President and Actuary
James Cubanski	Vice President
Jeremy Billiel	Assistant Vice President and Treasurer
Jessica Kubat	Vice President
John B. Brady	Vice President and Chief Actuary, Appointed Actuary
Lisa M. Proch	Interim Co-President, Chief Legal Officer and Chief Compliance Officer, Director
Matthew Bjorkman	Vice President and Chief Auditor
Matthew J. Poznar	Senior Vice President and Chief Investment Officer, Director
Michael R. Hazel	Vice President and Controller
Peter F. Sannizzaro	Director
Peter Manley	Vice President and Head of Corporate Development and Strategy
Robert R. Siracusa	Interim Co-President and Chief Financial Officer, Director
Robert W. Stein	Director
Ronald K. Tanemura	Director
Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095. Effective September 1, 2023, the principal business address of each of the above individuals will be 1 American Row, Hartford, CT 06103.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
The Separate Accounts of Talcott Resolution Life Insurance Company (“TL”) and Talcott Resolution Life and Annuity Insurance Company (“TLA”) are the listed Registrants. TL and TLA are the Depositors. Entities that are controlled by TAO Insurance Holdings, LLC, which controls the Depositors, are listed below, along with entities that are owned or controlled by the Depositors
Alan Waxman and Anthony M. Muscolino (Individuals) (1)
TAO Insurance Holdings, LLC (DE) (2)
TAO Sutton Holdings, LLC (CYM) (3)
Talcott Financial Group Investments, LLC (BMU)
Talcott Financial Group, Ltd. (BMU)
Talcott Re FinCo, Ltd. (BMU)
Talcott Re Holdings, Ltd. (BMU)
Talcott Life Re, Ltd. (BMU)
Talcott Life & Annuity Re, Ltd. (CYM)
Talcott Financial Group GP, LLC (DE)
Talcott Holdings, LP (DE)
Talcott Acquisition, Inc. (DE)
Talcott Resolution Life, Inc. (DE)
Talcott Administration Services Company, LLC (DE)
LIAS Administration Fee Issuer LLC (DE)
TR Re, Ltd. (BMU)
Talcott Resolution Life Insurance Company (CT) (4)
(1)
Pursuant to the operating agreement of TAO Insurance Holdings, LLC, Alan Waxman, as a member of TAO Insurance Holdings, LLC, has the authority to appoint the managing member of TAO Insurance Holdings, LLC and has appointed A. Michael Muscolino.
(2)
TAO Insurance Holdings, LLC is the managing member of TAO Sutton Holdings, LLC and TAO Sutton Parent, LLC.(DE) and Sixth Street TAO Management, LLC
(3)
TAO Sutton Parent, LLC and certain additional co-investment vehicles hold 100% of the passive, non-voting economic interest in TAO Sutton Holdings, LLC. 11 parallel investment vehicles known as the TAO Funds hold 100% of the passive, non-voting economic interest in TAO Sutton Parent, LLC. TAO Insurance Holdings, LLC is the managing member of TAO Sutton Parent LLC with 100% voting control. All of the TAO Funds and co-investment vehicles are under the ultimate control of Alan Waxman and/or Michael Muscolino. None of the co-investors investing through either the TAO Funds or the co-investment vehicles hold any voting securities of the identified entities or have the ability to appoint directors. Certain of the TAO Funds are also indirect owners Klaverblad Levensverzekering N.V., Lifetri, Uitvaartverzekeringen N.V., and Lifetri Verzekeringen N.V.
(4)
The following entities are wholly-owned subsidiaries of Talcott Resolution Life Insurance Company and are under common control: American Maturity Life Insurance Company (CT), Talcott Resolution International Life Reassurance Corporation (CT), Talcott Resolution Life and Annuity Insurance Company (CT), and 21 Church Street R, LLC (DE). Talcott Resolution Life and Annuity Insurance Company (CT) owns 100% of Talcott Resolution Distribution Company, Inc. (CT) and Talcott Resolution Comprehensive Employee Benefit Service Company (CT).

ITEM 30. INDEMNIFICATION
Section 33-776 of the Connecticut General Statutes states that: “a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive.”
 Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a “Proceeding”) because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by-laws, each an “Officer”), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person’s official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation’s Certificate, in each case, as determined in accordance with the procedures set forth in the by-laws. For purposes of the by-laws, a “Covered Entity” shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.
 Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 31. PRINCIPAL UNDERWRITERS
(a)
MMLD acts as principal underwriter for the following investment companies:
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account I)
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account II)
Talcott Resolution Life Insurance Company - Separate Account Two (QP Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Two (NQ Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Eleven
Talcott Resolution Life Insurance Company - Separate Account Twelve

(b)
Officers and Member Representatives of MML Distributors, LLC
NAME	POSITIONS AND OFFICES WITH UNDERWRITER	PRINCIPAL BUSINESS ADDRESS
Alyssa O’Connor	Assistant Secretary	*
Edward K. Duch III	Vice President, Chief Legal Officer and Secretary	*
James P. Puhala	Chief Compliance Officer	*
Jeffrey Sajdak	Assistant Treasurer	*
Julieta Sinisgalli	Assistant Treasurer	*
Kelly Pirrotta	AML Compliance Officer	*
Kevin LaComb	Assistant Treasurer	*
Mario Morton	Registration Manager and Continuing Education Officer	*
Michael Fanning	Member Representative, MassMutual Holding LLC and Massachusetts Mutual Life Insurance Company	*
Frank Rispoli	Chief Financial Officer and Treasurer	*
Pablo Cabrera	Assistant Treasurer	*
Paul LaPiana	Chief Executive Officer and President	*
Stephen Alibozek	Entity Contracting Officer	*
Vincent Baggetta	Chief Risk Officer	*
*
Address: 1295 State Street, Springfield, MA 01111
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Empower Annuity Insurance Company of America (“Empower”), as sub- administrator at 8515 East Orchard Road, Greenwood Village, Colorado 80111.
ITEM 33. MANAGEMENT SERVICES
All management contracts are discussed in Part I of this registration statement.
ITEM 34. REPRESENTATION OF REASONABLENESS OF FEES
Empower, in its capacity as Sub-Administrator to Talcott Resolution hereby represents that the aggregate fees and charges under the Agreement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Talcott Resolution.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Windsor, and State of Connecticut on this 1st day of May, 2023.
TALCOTT RESOLUTION LIFE INSURANCE COMPANY - SEPARATE ACCOUNT TWELVE (Registrant)
By:	/s/ Robert R. Siracusa
Robert R. Siracusa Director

TALCOTT RESOLUTION LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Robert R. Siracusa
Robert R. Siracusa Interim Co-President, Chief Financial Officer, Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.
Signature	Title	Date
/s/ Peter F. Sannizzaro	Director*	May 1, 2023
Peter F. Sannizzaro*
/s/ Robert R. Siracusa	Interim Co-President and Chief Financial Officer, Director*	May 1, 2023
Robert R. Siracusa*
/s/ Lisa M. Proch	Interim Co-President, Chief Legal Officer and Chief Compliance Officer, Director*	May 1, 2023
Lisa M. Proch*
/s/ Matthew J. Poznar	Senior Vice President and Chief Investment Officer, Director*	May 1, 2023
Matthew J. Poznar*
/s/ Robert W. Stein	Director*	May 1, 2023
Robert W. Stein*
/s/ Ronald K. Tanemura	Director*	May 1, 2023
Ronald K. Tanemura*
/s/ Samir Srivastava	Vice President and Chief Information Officer, Director*	May 1, 2023
Samir Srivastava*

Signature		Title	Date
/s/ Federico Bonini		Director*	May 1, 2023
Federico Bonini*
/s/ Christopher Abreu		Vice President and Chief Risk Officer, Director*	May 1, 2023
Christopher Abreu*

*By:	/s/ Mike Knowles	Attorney-in-Fact	May 1, 2023
Mike Knowles

333-114404